UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Cooper-Standard Holdings Inc.
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CooperStandard

2023

Notice of Annual Meeting and Proxy Statement

A Letter from our Chairman and Chief Executive Officer

To Our Investors,

On behalf of the Board of Directors of Cooper-Standard Holdings Inc. (the “Board”), I am pleased to invite you to electronically attend the 2023 Annual Meeting of the Stockholders (the “Annual Meeting”) to be held May 18, 2023, beginning at 9:00 a.m., Eastern Time. I would like to thank you for your ongoing support as we continue our recovery and manage through the significant headwinds impacting our industry and markets.

During the past three years of unprecedented challenge and disruption in our industry, three aspects of our business remained certain and unwavering: our strong Company culture, our talented team and our commitment to delivering sustained value to all of our stakeholders. These core strengths have enabled and motivated us to improve our operating efficiency, reduce costs and deliver world-class products and service. As a result, we have developed strong relationships with our customer and supply partners that we believe position us for long-term success.

By upholding our core value of Commitment to Excellence, our team members achieved several records, milestones and key accomplishments in 2022 including:

•Again being named one of the World’s Most Ethical Companies and Newsweek’s America’s Most Responsible Companies;
•Delivering world-class product quality, launches and customer service, including 98% green customer scorecards for product quality, 97% green for program launches and our best year ever for global quality IPB (incidents per billion);
•Achieving record safety results, outperforming world-class safety benchmarks with a safety incident rate of 0.33 per 200,000 hours worked, including 25 plants that completed the year with a perfect safety record of zero reported incidents;
•Reducing costs by $105 million as a result of sustainable cost reductions through lean initiatives, SGA&E reduction and realization of savings from past restructuring actions;
•Working with customers and suppliers to obtain pricing to recover commodity inflation and manage supply costs;
•Successfully initiated refinancing transactions that were closed in January 2023 to extend the maturity on the majority of our long-term debt to 2027; and
•Earning recognition from SPE Automotive Innovation Award for our thermoplastic thermal management solution and an Environment + Energy Leader Award for our Fortrex™ chemistry platform.

Thank you once again for your support as we continue to work to strengthen the business for long-term success and deliver on our purpose of Creating Sustainable Solutions TOGETHER. I encourage you to participate in our Annual Meeting, as your vote and engagement are important to the ongoing success of the Company. This year’s Annual Meeting will again be in a virtual format. You will be able to attend the meeting online, vote your shares electronically and submit your questions during the meeting via a live webcast by visiting www.virtualshareholdermeeting.com/CPS2023. Details of the business to be conducted at the Annual Meeting are given in the Notice of the 2023 Annual Meeting of the Stockholders and the proxy statement.

Thank you in advance for your participation in the meeting and for your continued support.

Sincerely,

Jeffrey S. Edwards
Chairman and Chief Executive Officer

2023 ANNUAL MEETING OF THE STOCKHOLDERS
Meeting Notice

Where
Online via live webcast at www.virtualshareholdermeeting.com/CPS2023. You may vote your shares electronically and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CPS2023. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice Regarding the Availability of Proxy Materials, on your proxy card (if you received a printed copy of the proxy materials), or on the instructions that accompanied your proxy materials.
When
Thursday, May 18, 2023
9:00 a.m. Eastern Time
Online check-in will begin at 8:45 a.m. Eastern Time, and you should allow ample time for the online check-in procedures.
Items of Business
•To elect the director nominees described in the proxy statement for a one-year term ending at the next annual meeting of the stockholders;
•To hold an advisory vote on named executive officer compensation;
•To hold an advisory vote on the frequency of future advisory votes on named executive officer compensation;
•To ratify the appointment of the independent registered public accounting firm for the 2023 fiscal year;
•To approve the Cooper-Standard Holdings Inc. Amended and Restated 2021 Omnibus Incentive Plan;
•To ratify the Company’s Section 382 Rights Agreement, dated as of November 7, 2022, between the Company and Broadridge Corporate Issuer Solutions, Inc.; and
•To conduct any other business if properly brought before the Annual Meeting.
 You will find more information about the matters to be voted on at the Annual Meeting in the proxy statement.
Record Date
Holders of the Company’s common stock as of the close of business on March 24, 2023, the record date, are entitled to vote at the Annual Meeting. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 40300 Traditions Drive, Northville, Michigan, 48168, and electronically during the Annual Meeting at
www.virtualshareholdermeeting.com/CPS2023 when you enter your 16-digit control number.
Pre-meeting Questions to Management
The online format used by the Company for the Annual Meeting also allows us to communicate more effectively with you. Stockholders can submit appropriate questions in advance of the Annual Meeting by visiting www.proxyvote.com. Stockholders will need their 16-digit control number to enter the website.
Your vote is important! We strongly encourage you to exercise your right to vote as a stockholder. You may revoke your proxy at any time before it is exercised. You will find instructions on how to vote on page 4 of the proxy statement.
By Order of the Board of Directors,
Joanna M. Totsky
Senior Vice President, Chief Legal and Transformation Officer & Secretary
April 6, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 18, 2023
The Notice of the 2023 Annual Meeting, the 2023 Proxy Statement, and the Company’s 2023 Annual Report to Stockholders for the year ended December 31, 2022 are available free of charge at: https://www.proxyvote.com.

2023 ANNUAL MEETING OF STOCKHOLDERS
Proxy Statement

April 6, 2023
i

PROPOSAL 6: RATIFICATION OF THE COMPANY’S SECTION 382 RIGHTS AGREEMENT	80

Submitting Stockholder Proposals and Nominations for the 2024 Annual Meeting	83
Additional Information	83
Discretionary Voting of Proxies on Other Matters	83
Appendix A
Appendix B
ii

This proxy statement was first sent or made available to stockholders on or about April 6, 2023.

Governance and Company Highlights

Governance Highlights
•Independent Lead Director
•9 of the 10 director nominees are independent
•Minimum stock ownership requirements for directors
•Board committees composed of independent directors
•Annual Board evaluations
•Board considers diversity when evaluating prospective directors
•Board comprised of members with the key skills and experiences integral to the Company’s success
•Board meets regularly in executive sessions
•Strong governance framework for the oversight of environmental, social and governance (“ESG”) matters

Director Nominees

2022 Board Engagement

16	21	98%	16

Board Meetings	Committee Meetings	Attendance[1]	Executive Sessions
1 Percentage represents average attendance of the directors based on the total number of meetings of the Board and of the committees on which each such director served during 2022.

2022 Business and Financial Highlights

Enhanced Culture
•Reinforced our Purpose, Mission and Value statements to continue evolving for the future and better leverage our culture, capabilities and resources for sustained growth
•Advanced our Diversity, Inclusion and Belonging (DIB) Action Group to continue to raise awareness and have conversations around DIB-related topics to promote a culture where all employees feel they belong and are valued

Cost Reduction
•Continued focus on cost and improved efficiency, reducing costs including $105 million in savings and 10% reduction in headcount
•$75 million in improved manufacturing operating efficiency and purchasing lean
•$22 million reduced overhead (SGA&E expense)
•$8 million restructuring related savings
•Successfully negotiated commercial recoveries agreements to significantly reduce exposure to commodity inflation through index-based contracts

Functional Excellence
•Delivered world-class safety performance with 0.33 incident rate per 200,000 hours worked
•Achieved 98% green customer score cards for quality
•Achieved 97% green customer score cards for launch
•Received awards for $246 million in annualized net new business, including $198 million of net new business on electric vehicle
•Provided key components for 3 of the top 5 and 9 of the top 15 electric vehicle (EV) platforms, with EV sales outlook expected to outpace the market over the next 5 years

Risk Oversight
•Robust enterprise risk management approach
•Active participation from leaders of the Company with the Board’s oversight
•Culture of integrity and risk awareness throughout the Company
•The Board’s ESG governance framework that integrates ESG risks and opportunities into the Company’s long-term strategy and enterprise risk management processes

Corporate Responsibility
•Global Sustainability Council
•Long term ESG goals aligned with business goals and stakeholder priorities
•Materiality assessment refreshed every three years
•Rating agency analyses showing continued ESG score improvement
•Peer benchmarking showing higher scores compared to aspirational comparative peer group in 10 out of 11 high priority categories for our focus on transparency and reporting
•Integration of select ESG goals and milestones into executive compensation plans

Awards and Recognitions

2022

WORLD'S MOST ETHICAL COMPANIES®™

WWW.ETHISPHERE.COM

3-TIME HONOREE

AMERICA'S MOST
RESPONSIBLE
COMPANIES
2023
Newsweek
statista
CooperStandard

One of the honorees for 2022 World’s Most Ethical Companies® by Ethisphere® for the third consecutive year	Newsweek’s American Most Responsible Companies for the fourth consecutive year

30th annual supplier of the year

gm
2021
supplier
of the year

2022 Ford Motor Company WIN (Widening the Inclusion Network) Award	GM Supplier of the Year for the fifth consecutive year

TOP PRODUCT
Environment + Energy LEADER
AWARDS
2022
FORTREX™
chemistry platform

2022 SPE Automotive Innovation Awards for our Thermoplastic Thermal Management Solution	2022 Environmental and Energy Leader Award for our Fortrex™ Material Platform

Compensation Highlights

2022 Highlights -
•True pay-for-performance approach, paired with challenging incentive plan targets, demonstrated by:
◦below target annual incentive payments for 2022, and
◦no payout on performance-based long-term incentive awards with performance periods ending in 2022.
•Increased weighting on the financial component for evaluating annual incentive plan performance, paired with implementation of strategic Environmental, Social and Governance (ESG) metrics that include fully formulaic evaluation as well as and qualitative metrics.
•Continued use of primarily performance-based long-term incentive awards, with performance measured against both Company financial targets and the Relative Total Shareholder Return of comparable companies.

Compensation programs that are designed to:
•Link executive compensation to Company performance;
•Attract and retain a highly-qualified executive leadership team;
•Align the interests of executives with those of our stockholders;
•Focus our leadership team on increasing profitability and return on invested capital (“ROIC”); and
•Motivate our leadership team to execute our long-term growth strategy while delivering consistently strong financial results.

Sound and effective compensation and related governance practices, such as:
•Independent compensation consultant retained by the Compensation Committee;
•Annual benchmarking using general industry surveys and a peer group proxy analysis;
•Majority of long-term incentive compensation is performance-based;
•Balanced mix of performance measures aligned with long-term strategy;
•Clawback policy covering cash and equity;
•Anti-hedging and anti-pledging policy; and
•Executive and non-employee director stock ownership guidelines.

Voting and Virtual Meeting Information

Who is entitled to vote?
Holders of the Company’s common stock as of the close of business on March 24, 2023, the record date, are entitled to vote at the Annual Meeting. On March 24, 2023, 17,138,518 shares of common stock were outstanding and, thus, eligible to be voted. Each outstanding share of common stock will be entitled to one vote on each proposal.
How does the Board of Directors recommend that I vote on matters to be considered at the Annual Meeting and what is the vote required to approve each proposal?
You may vote for or against or abstain from voting on each proposal submitted for voting. Provided that there is no competing proxy, if you are a beneficial owner and do not provide voting instructions to your broker, trustee, or other nominee under the New York Stock Exchange (“NYSE”) rules, your broker, trustee, or other nominee has the discretion to vote those shares only on matters that are routine. A broker cannot vote shares on non-routine matters without your instructions. This is referred to as a “broker non-vote.”
The following table sets forth how the Board recommends that you vote, the vote required for approval and the effect of abstentions and broker non-votes for each of the following Proposals for the Annual Meeting.

Proposal Number	Description	Board Recommendation	Vote Required for Approval	Effect of Abstentions and Broker Non-Votes
1	Election of Directors	FOR ALL	More votes are cast “for” than “against” a nominee.	Abstentions and Broker non-votes have no effect on the outcome of the vote.
2	Advisory Vote on Named Executive Officer Compensation	FOR	More votes are cast “for” than “against” the proposal.	Abstentions and Broker non-votes have no effect on the outcome of the vote.
3	Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Compensation.	FOR EVERY “ONE YEAR”	The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote.	Abstentions and Broker non-votes have no effect on the outcome of the vote.
4	Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2023	FOR	More votes are cast “for” than “against” the proposal.	Abstentions have no effect on the outcome of the vote. NYSE rules permit brokers to vote uninstructed shares at their discretion on this proposal in uncontested situations.
5	Approval of the Cooper-Standard Holdings Inc. Amended and Restated 2021 Omnibus Incentive Plan	FOR	More votes are cast “for” than “against” the proposal.	Abstentions and Broker non-votes have no effect on the outcome of the vote.
6	Ratification of the Company’s Section 382 Rights Agreement, dated as of November 7, 2022, between the Company and Broadridge Corporate Issuer Solutions, Inc.	FOR	More votes are cast “for” than “against” the proposal.	Abstentions and Broker non-votes have no effect on the outcome of the vote.

How do I vote before the Annual Meeting?
We encourage stockholders to submit their votes in advance of the Annual Meeting. If your shares are registered directly in your name with our transfer agent, you are considered the “stockholder of record” with respect to those shares. By following the instruction provided in your proxy card, you may submit your votes in the following ways:

Vote online at www.proxyvote.com until 11:59 p.m. Eastern Time on May 17, 2023	Call 1-800-690-6903 until 11:59 p.m. Eastern Time on May 17, 2023	Mail Proxy Card to: Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

If your shares are held in a brokerage account, by a trustee or by another nominee (that is, in “street name”), you are considered to be the beneficial owner of those shares, and you have the right to give instructions to your broker, trustee or other nominee on how to vote your shares following the instructions provided in the voting instructions form.

How do I vote online during the Annual Meeting?
You may vote your shares by completing a ballot online during the designated time during the Annual Meeting if you are a stockholder of record or a “street name” holder.
How can I change my vote?
After you have submitted your proxy or voting instructions by the Internet, telephone, or mail, you may revoke your proxy at any time until it is voted at the Annual Meeting. If your shares are registered in your name, you may do this by (i) written notice of revocation to the secretary of the Company; (ii) timely delivery of a valid, later-dated proxy or later-dated vote by telephone or Internet; or (iii) voting your shares online during the Annual Meeting. If your shares are held in street name, you may revoke your vote (i) through your broker, trustee or other nominee in accordance with their voting instructions, or (ii) by subsequently voting online during the Annual Meeting.
What constitutes a quorum at the Annual Meeting?
The presence of the holders of a majority of the outstanding shares of our common stock, in person or by proxy, will constitute a quorum for transacting business at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum at the Annual Meeting.
What if I do not specify how I want my shares voted?
If you return your proxy card with no votes marked or do not specify when giving your proxy by telephone or online how you want to vote your shares, we will vote them:
•FOR the election of all nominees for director (Proposal 1);
•FOR the approval of named executive officer compensation (Proposal 2);
•FOR every one year with respect to the frequency of future advisory votes on named executive officer compensation (Proposal 3);
•FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 (Proposal 4).
•FOR the approval of the Cooper-Standard Holdings Inc. Amended and Restated 2021 Omnibus Incentive Plan (Proposal 5)
•FOR the ratification of the Company’s Section 382 Rights Agreement, dated as of November 7, 2022, between the Company and Broadridge Corporate Issuer Solutions, Inc. (Proposal 6).

Who pays for this proxy solicitation?
This solicitation of proxies is made by and on behalf of the Board of Directors. We will bear the cost of the solicitation of proxies. We do not currently plan to hire a proxy solicitor to help us solicit proxies from brokers, bank nominees, or other institutions or stockholders although we reserve the right to do so. In addition, our officers, directors, and employees may solicit proxies in person, by telephone, or other means of communication, but they will not receive any additional compensation in connection with such solicitation.
How can I attend the Annual Meeting?
This year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted through an audio webcast. You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CPS2023. To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 8:45 a.m., Eastern Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
For technical difficulties, you may call the telephone numbers provided on the login page of the virtual meeting platform at www.virtualshareholdermeeting.com/CPS2023.
How do I submit a question at the 2023 Annual Meeting?
If you wish to submit a question, you may do so in two ways:
•Before the meeting: Once you receive your proxy materials, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on "Question for Management," type in your question, and click "Submit." You may submit questions through this pre-meeting forum until the start of the meeting.
•During the meeting: Log into the virtual meeting platform at www.virtualshareholdermeeting.com/CPS2023 to attend the meeting, during which you may type your question into the "Ask a Question" field, and click "Submit."
Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at http://www.ir.cooperstandard.com/investor-relations. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.

Proposal 1: Election of Directors

Director Nominee Overview: Tenure, Skills, Experience and Diversity
The Board considers the following skills and experiences to be integral to the success of the Company:
•Core Industry experience is important to providing relevant understanding of our business, strategy, and marketplace dynamics.
•Senior Executive Leadership experience is important to providing the Company with unique insights on developing talent, a productive work culture, and strategy in solving problems in large, complex organizations.
•Financial/Audit & Risk experience is important in overseeing accurate financial reporting, informed decision making on value-adding initiatives, and robust auditing.
•Mergers & Acquisitions/ Capital Markets experience is critical to strategically pursuing complementary acquisitions and joint ventures that enhance our customer base, geographic penetration, scale and technology.
•International Business/Markets experience is critical to cultivating and sustaining business and governmental relationships internationally and providing oversight of our multinational operations.
•Engineering/Technical experience is critical to ensuring we are able to provide our customers with market-leading solutions with predictable quality that meet and exceed expectations.
•Manufacturing/Supply Chain experience is critical to ensuring optimal processes are used in the creation of our products.
•Innovation & Technology Strategy experience is integral to furthering our commitment to having a culture that encourages innovative ideas that are translated into development of new and advanced technologies.
•Cyber Security/Information Technology experience is important because the Board plays a vital role in recognizing the sense of urgency regarding IT/cybersecurity risks and ensuring the Company has the appropriate plans in place to prevent and respond to cyber attacks that could result in reputational, legal, and operational issues for the Company.
•Environmental/ Social/ Governance experience is vital to ensure that the Company fulfills its commitment to good corporate citizenship and sustainability with world-class performance in all areas of our business and our action to elevate our value for all our stakeholders.

Our Board is committed to ensuring that it has the right mix of skills, background, tenure, and experience. A particular director or director nominee may possess additional experience, qualifications, attributes and skills that are valuable to the Company, even if not expressly indicated below.

Boss	Edwards	Freeland	Macouzet	Mastrocola	Moore	Remenar	Sepahban	Sidlik	Van Oss	**Board Composition**
Age:	63	60	65	61	61	60	67	62	73	68	**Average Age: 64 yrs**
Director Since:	2020	2012	2020	2020	2010	2021	2015	2016	2014	2008	**Average Tenure: 7yrs**
Independent	✓		✓	✓	✓	✓	✓	✓	✓	✓	9/10
Key Skills and Experience:											
Core Industry	✓	✓	✓	✓			✓	✓	✓		7/10
Senior Executive Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10/10
Financial/Audit & Risk					✓	✓	✓		✓	✓	5/10
Mergers & Acquisitions/ Capital Markets	✓	✓	✓	✓	✓		✓	✓		✓	8/10
International Business/Markets	✓	✓	✓	✓	✓		✓	✓	✓	✓	9/10
Engineering/Technical	✓			✓			✓	✓	✓		5/10
Manufacturing/ Supply Chain	✓	✓	✓	✓			✓	✓	✓	✓	8/10
Innovation & Technology Strategy	✓	✓	✓	✓			✓	✓			6/10
Cyber Security/ Information Technology						✓		✓		✓	3/10
Environmental/Social/Governance	✓	✓		✓		✓		✓	✓		6/10

The Company recognizes the value of differing perspectives on our Board. We regularly add directors to bring new perspectives and ideas into the boardroom. Four out of the nine independent director nominees standing for this year’s election have joined our Board within the past three years, including two of our women directors. Among many factors, our Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) considers the diversity of experience and viewpoint when evaluating new board members. The Nominating and Corporate Governance Committee and the Board as a whole are continually looking for ways to advance in these areas and leverage our diversity of thought to further the strength of our Company.

Board Diversity Matrix
Total Number of Directors:	10
Part I: Gender Identity	Female	Male	Non-Binary	Did not Disclose Gender
Directors	3	5		2
Part II: Demographic Background
African American or Black	1
Alaskan Native or Native American
Asian
Hispanic or Latinx	1
Native Hawaiian or Pacific Islander
White		5		1
Two or More Races or Ethnicities	1
LGBTQ+
Did Not Disclose Demographic Background	1

Director Recruitment Process

Process
The Board is responsible for selecting its own members and recommending them for election by the stockholders. The Board delegates the screening process to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, with the active involvement and input from the Chairman and CEO and other members of the Board, as appropriate, will consider candidates recommended by stockholders, management, members of the Board, and other sources as necessary, including search firms it may engage to assist in the identification and evaluation of qualified director candidates. The procedures for a stockholder to nominate director candidates are described under “Submitting Stockholder Proposals and Nominations for the 2024 Annual Meeting” in this proxy statement. The Nominating and Corporate Governance Committee will evaluate candidates recommended by the stockholders using the same criteria that it uses in evaluating any other candidate.

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of Board members, considering current Board composition, Company strategy and all relevant facts and circumstances at that time.

In identifying and evaluating the suitability of nominees for director, the Nominating and Corporate Governance Committee takes into account the applicable requirements for directors under the Exchange Act and the NYSE listing rules. In addition, the Nominating and Corporate Governance Committee considers other criteria it deems appropriate and which may vary over time depending on the Board’s needs, including criteria such as automotive or manufacturing industry experience, general understanding of various business disciplines (e.g., marketing, finance, etc.), the Company’s business environment, educational and professional background, analytical ability, diversity of experience and viewpoint, ESG skills and expertise, and willingness to devote adequate time to Board duties. Director candidates should demonstrate commitment to the highest personal and professional ethical standards, integrity, and the core values of the Company and will be evaluated on their ability to consider and balance the legitimate interests and concerns of the Company’s stockholders and other stakeholders effectively, consistently, and appropriately in reaching decisions. The Company’s Corporate Governance Guidelines also require that the potential pool of Board candidates reflects diversity in gender, race, ethnic background, country of citizenship, and professional experience.The Board evaluates each individual in the context of the Board as a whole, with the objective of retaining a group that can best enhance the Company’s success and represent the interests of stockholders and other stakeholders through sound judgment.

The Nominating and Corporate Governance Committee will present its recommendations for director nominees to the Board of Directors who will analyze the committee’s findings and select the nominees to be presented to the stockholders for a vote at the annual meeting of the stockholders.

Nominees
Our 2023 Director Nominees
Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the ten individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of the stockholders in 2024 and until their successors, if any, are elected or appointed and qualified, or until their earlier resignation, removal, or death. All of these nominees have consented to being named in this proxy statement and to serve, if elected. If any of them is unable or declines to serve as a director, proxies voting for that nominee may be voted for a substitute nominee selected by the Board. The Board may also choose to reduce the number of directors to be elected at the meeting.
Each incumbent director who has been nominated for reelection by the Board must submit or have submitted an irrevocable resignation. If an incumbent director is not reelected, then (within 90 days of receiving the certified vote pertaining to the election of directors) the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether to take other action. The Nominating and Corporate Governance Committee, in making its recommendation, and the Board, in making its determination, may consider any factors they determine appropriate.
Because this is an uncontested election, a nominee will be elected if more votes are cast “for” than “against” that nominee’s election, and any abstentions or broker non-votes will not be counted as a vote “for” or “against” that nominee’s election. If a nominee is not elected, or if the Board accepts an unsuccessful incumbent director’s resignation, then the Board may fill the resulting vacancy.
The names of the nominees, along with their present positions, their principal occupations, directorships held with other public corporations currently and during the past five years, their ages, and the year first elected as a director are set forth below. In addition, certain individual qualifications, experiences, and skills of our nominees that led the Board to the conclusion to nominate each such individual are set forth below.

John G. Boss Director Since: 2020 Independent: Yes Age: 63
Professional Experience: Until his retirement in March 2020, Mr. Boss was the president and chief executive officer of Momentive Performance Materials Inc. (“MPM”), a global producer of silicones, quartz and specialty ceramic materials, serving in this capacity for six years.  Mr. Boss also served as a director of MPM Holdings Inc. from October 2014 to March 2020 and served as President of the Silicones & Quartz Division of MPM from March 2014 to December 2014.  Mr. Boss’ career spans more than 30 years in the specialty chemicals and materials industry, including various executive leadership positions with Honeywell International, a producer of commercial, industrial and consumer products. Mr. Boss also serves on the board of directors of Wabash National Corporation, where he chairs the Compensation Committee and serves on the Finance Committee, Libbey, Inc., where he serves on the Audit Committee, and Calumet Specialty Products Partners L.P, where he serves on the Talent and Leadership Development, Audit and Finance, and Strategy and Growth Committees. Mr. Boss has a Master of Business Administration degree in Marketing and Finance from Rutgers Graduate School of Management in 1996 and a Bachelor’s Degree in Mechanical Engineering from West Virginia University in 1981.
Skills and Experience: Core Industry; Senior Executive Leadership; Mergers & Acquisitions/Capital Markets; International Business/ Markets; Engineering/Technical; Manufacturing/Supply Chain; Innovation & Technology Strategy; Environmental/Social/Governance
Committees: Compensation (Chair); Innovation and Business Diversification
Other Current Public Company Directorships: Wabash National Corporation; Calumet Specialty Products Partners L.P
Former Public Company Directorships (past 5 years): MPM Holdings Inc.

Jeffrey S. Edwards (Chairman) Director Since: 2012 Independent: No Age: 60
Professional Experience: With more than 37 years of automotive industry experience, Jeffrey Edwards serves as chairman and CEO of Cooper Standard, a position he has held since May 2013. He joined Cooper Standard as CEO and became a member of the Company's board of directors in October 2012. Since joining Cooper Standard, Edwards has been focused on driving value through culture, innovation and results.
Mr. Edwards also serves on the board of directors of Standex International Corp., where he serves on the Compensation and Nominating and Corporate Governance Committees.
Prior to joining Cooper Standard, Mr. Edwards held positions of increasing responsibility at Johnson Controls, Inc. from 1984 to 2012. Most recently, he led the Automotive Experience Asia Group, serving as corporate vice president as well as group vice president and general manager.
Mr. Edwards earned a Bachelor of Science degree in business administration in 1984 from Clarion University in Pennsylvania. He has also completed an executive training program at INSEAD, an international graduate business school and research institution.
Skills and Experience: Core Industry; Senior Executive Leadership; Mergers & Acquisitions/Capital Markets; International Business/Markets; Manufacturing/Supply Chain; Innovation & Technology Strategy; Environmental/Social/Governance.
Other Current Public Company Directorships: Standex International Corp.
Former Public Company Directorships (past 5 years): None

Richard J. Freeland Director Since: 2020 Independent: Yes Age: 65
Professional Experience: Mr. Freeland served as president and chief operating officer of Cummins Inc., a global manufacturer of engines, power systems, and related components, from July 2014 to October 2019, prior to which he served in various senior leadership positions, including vice president and president of the Engine Business from 2010 to 2014, president of the Components Group from 2008 to 2010, and president of Worldwide Distribution Business from 2005 to 2008. Mr. Freeland serves as chair of the board of directors of Valvoline Inc., and as a member of its Compensation and Governance and Nominating Committees, and serves on the board of directors of Hyliion Holdings Corp. and as a member of its Compensation and Technology Committees. He is also a member of the Advisory Council of Purdue University, Krannert School of Management . Mr. Freeland received a Bachelor of Science degree from Purdue University in 1979 and a Master of Business Administration degree from Indiana University in 1987.
Skills and Experience: Core Industry; Senior Executive Leadership; Mergers & Acquisitions/Capital Markets; International Business/Markets; Manufacturing/Supply Chain; Innovation & Technology Strategy
Committees: Nominating and Corporate Governance (Chair); Innovation & Business Diversification
Other Current Public Company Directorships: Valvoline Inc.; Hyliion Holdings Corp
Former Public Company Directorships (past 5 years): Cummins Inc.

Adriana E. Macouzet-Flores Director Since: 2020 Independent: Yes Age: 61
Professional Experience: Ms. Macouzet-Flores is vice president, Latin America and PMC general manager, Latin America of PPG Industries de Mexico, S.A. de C.V., a subsidiary of PPG Industries Inc., a manufacturer and distributer of a broad range of paints, coatings and specialty materials, prior to which she served as its general manager, Latin America North and general manager, Automotive OEM Coatings from January 2012 to June 2017. Ms. Macouzet-Flores held several other positions of increasing responsibility at PPG Industries since she started with the company in 1989.
Ms. Macouzet-Flores has over 25 years of leadership experience in multinational settings. She earned an undergraduate degree in chemical engineering from Universidad La Salle, Mexico City; Mexico City, Mexico, and has completed executive training courses in Finance Management at University of Michigan Ross School of Business; Corporate Strategy at The University of Chicago Booth School of Business; and Women on Boards at Harvard Business School.
Skills and Experience: Core Industry; Senior Executive Leadership; Mergers & Acquisitions/ Capital Markets; International Business/Markets; Engineering/Technical; Manufacturing/Supply Chain; Innovation & Technology Strategy; Environmental/Social/Governance
Committees: Nominating and Corporate Governance; Innovation and Business Diversification
Other Current Public Company Directorships: None
Former Public Company Directorships (past 5 years): None

David J. Mastrocola Director Since: 2010 Lead Director Since: 2011 Independent: Yes Age: 61
Professional Experience: Mr. Mastrocola is a private investor. Previously, Mr. Mastrocola served as partner and managing director of Goldman, Sachs & Co. During his 22 years at Goldman, Sachs & Co., he held a number of senior management positions in the Investment Banking Division, including heading or coheading the corporate finance, mergers/strategic advisory and industrials/natural resources departments, as well as serving as a member of firm-wide capital and commitments committees. Prior to this, Mr. Mastrocola was a senior auditor at Arthur Anderson & Co. Mr. Mastrocola also served on the Board of Trustees of Save the Children Foundation for 12 years. Mr. Mastrocola earned his Master of Business Administration degree from Harvard University and his undergraduate degree from Boston College.
Skills and Experience: Senior Executive Leadership; Financial/Audit & Risk; Mergers & Acquisitions/Capital Markets; International Business/Markets
Committees: Compensation
Other Current Public Company Directorships: None
Former Public Company Directorships (past 5 years): None

Christine M. Moore Director Since: August 2021 Independent: Yes Age: 60
Professional Experience: Ms. Moore is executive vice president and general auditor of Comerica Bank, a financial services company, a position she has held since 2016. Prior to that time she held positions at Comerica Bank of increasing responsibility, including Senior Vice President & Deputy General Auditor from 2014 to 2016, Senior Vice President & Audit Director from 2004 to 2014 and Senior Auditor, Audit Manager, Audit Director from 1991 to 1999. She has also served as Controller, Jordan Services Inc. from 2000 to 2004 and began her accounting and auditing career at PricewaterhouseCoopers. Ms. Moore holds a Bachelor of Business Administration degree from Marygrove College and a Master of Business Administration degree from University of Detroit Mercy. She has participated in the Leadership at the Peak, a Center for Creative Leadership Executive Leadership Program, Inforum’s Center for Women’s Leadership Executive Leadership Program, as well as earned: the Certified Public Accountant (CPA); Certified Information System Auditor (CISA); Certified Anti-Money Laundering Specialists (CAMS); Certified Fiduciary and Investment Risk Specialist (CFIRS) designations; and NACD Directorship Certification. She currently serves as an executive board member of the Alternative for Girls organization and is a member of the Michigan Association of CPAs, Information Systems Audit & Control Association, Institute of Internal Auditors, Association of Certified Anti-Money Laundering Specialists, the Executive Leadership Council, National Association of Corporate Directors, and is the executive sponsor for Comerica’s African American Network employee resource group.
Skills and Experience: Senior Executive Leadership; Financial/Audit & Risk; Cybersecurity/Information Technology; Environmental/Social/ Governance
Committees: Audit
Other Current Public Company Directorships: None
Former Public Company Directorships (past 5 years): None

Robert J. Remenar Director Since: 2015 Independent: Yes Age: 67
Professional Experience: Mr. Remenar served as chief operating officer of Kensington Capital Acquisition Corp. IV, a special purpose acquisition company from March 2022 to September 2022. Mr. Remenar was president of Kensington Capital Acquisition Corp. II, a special purpose acquisition company, from February 2021 to October 2021 and served as vice chairman of its board of directors. From June 2020 to November 2020, he was president of Kensington Capital Acquisition Corp. I, a special purpose acquisition company, also serving as vice chairman of its board of directors. Mr. Remenar also served as president and chief executive officer of Chassix Inc., a manufacturer of chassis systems, from July 2012 to June 2014, and he served as president and chief executive officer of Nexteer Automotive from December 2009 to June 2012, and president of Delphi Steering/Nexteer Automotive from April 2002 to November 2012. Prior to this, he held a number of executive positions within Delphi Corp. since 1998 and several executive and managerial positions within General Motors since 1985. Mr. Remenar also serves on the boards of directors of Samvardhana Motherson International Limited, Standadyne LLC and Stellium Inc.. He earned his Master of Business and Professional Accountancy degrees from Walsh College and his undergraduate degree from Central Michigan University.
Skills and Experience: Core Industry; Senior Executive Leadership; Financial/Audit & Risk; Mergers & Acquisitions/Capital Markets; International Business/Markets; Engineering/Technical; Manufacturing/Supply Chain; Innovation & Technology Strategy
Committees: Compensation; Audit
Other Current Public Company Directorships: Samvardhana Motherson International Limited (formerly known as Motherson Sumi Systems Limited)
Former Public Company Directorships (past 5 years): Kensington Capital Acquisition Corp.; Kensington Capital Acquisition Corp. II

Sonya F. Sepahban Director Since: 2016 Independent: Yes Age: 62
Professional Experience: Ms. Sepahban is the CEO and a director of OurOffice, Inc., developer of an enterprise software platform to measure, benchmark and improve diversity and inclusion and workplace culture. From 2009 to 2015, she served as senior vice president of engineering, development and technology at General Dynamics Land Systems, a business unit of General Dynamics Combat Systems Group, a global aerospace and defense company. From 1997 to 2009, she held a number of leadership positions with Northrop Grumman Space Technology, including chief technology officer and senior vice president and chief engineer. Prior to this, Ms. Sepahban held a number of technical and management positions at the NASA Johnson Space Center. Ms. Sepahban earned a Master of Business Administration degree from the University of Houston, a master’s degree in chemical engineering from Rice University, a bachelor’s degree in chemical engineering from Cornell University, and a political science degree from the Institute of Political Sciences.
Skills and Experience: Core Industry; Senior Executive Leadership; Mergers & Acquisitions/Capital Markets; International Business/Markets; Engineering/Technical; Manufacturing/Supply Chain; Innovation & Technology Strategy; Cyber Security/Information Technology; Environmental/Social/ Governance
Committees: Innovation & Business Diversification (Chair)
Other Current Public Company Directorships: None
Former Public Company Directorships (past 5 years): None

Thomas W. Sidlik Director Since: 2014 Independent: Yes Age: 73
Professional Experience: Mr. Sidlik spent 34 years in the automotive industry until his retirement in 2007 from the board of management of DaimlerChrysler AG. Prior to this, he served as chairman and CEO of Chrysler Financial Corp. He also served as chairman of the Michigan Minority Business Development Council, and as the vice chairman and chairman of the board of regents of Eastern Michigan University. He earned his Master of Business Administration degree from the University of Chicago and his undergraduate degree from New York University.
Skills and Experience: Core Industry; Senior Executive Leadership; Financial/Audit & Risk; International Business/Markets; Engineering/Technical; Manufacturing/Supply Chain; Environmental/Social/Governance
Committees: Nominating and Corporate Governance; Audit
Other Current Public Company Directorships: None
Former Public Company Directorships (past 5 years): Aptiv PLC

Stephen A. Van Oss Director Since: 2008 Independent: Yes Age: 68
Professional Experience: Mr. Van Oss currently serves as an Operating Partner, Distribution for Gamut Capital Management, a New York based private equity firm. From 2009 until his retirement in December 2015, Mr. Van Oss served as senior vice president and chief operating officer and director of WESCO International, Inc., a supply chain solutions company. He served as a senior vice president and chief financial and administrative officer of WESCO from 2004 to 2009 and as vice president and chief financial officer of WESCO from 2000 to 2004. Prior to this, he served as WESCO’s director of information technology from 1997 to 2000 and as its director of acquisition management in 1997. Mr. Van Oss serves on the board of directors of JPW Industries as the chairman and is a member of the audit and compensation committees. He is also a trustee of Robert Morris University and a member of the finance and audit committees. He earned his graduate degree from Cleveland State University, undergraduate degree from Wright State University and is a Certified Public Accountant licensed in Ohio.
Skills and Experience: Senior Executive Leadership; Financial/Audit & Risk; Mergers & Acquisitions/Capital Markets; International Business/Markets; Manufacturing/Supply Chain; Cyber Security/Information Technology
Committees: Audit (Chair); Compensation
Other Current Public Company Directorships: None
Former Public Company Directorships (past 5 years): None

☑	The Board of Directors recommends that the stockholders vote FOR each of our nominees.

Corporate Governance

Board of Directors
Independence of Directors
Board’s Guidelines on Director Independence:
Our Corporate Governance Guidelines provide that a majority of the members of the Board must meet the criteria for independence set forth under applicable law and the New York Stock Exchange (“NYSE”) listing standards. The Board determines on an annual basis whether each director qualifies as independent under these criteria. In addition to applying the NYSE independence rules, the Board will consider all relevant facts and circumstances of which it is aware in making an independence determination with respect to any director. Furthermore, our Audit, Compensation and Nominating and Corporate Governance Committees are constituted so as to comply with the NYSE listing standards regarding independence, including committee independence.
Application of Guidelines:
The Board has determined that all of our directors and director nominees are independent as determined pursuant to NYSE rules, except for Mr. Edwards who serves as our CEO.

Board Leadership Structure
The Board’s leadership structure currently includes a combined chairman and chief executive officer role with a non-employee lead director, as permitted by our Corporate Governance Guidelines.
Chairman and Chief Executive Officer
Mr. Edwards serves as chairman of the board of directors as well as our CEO. The Board believes that this structure is in the best interests of our stockholders at this time because it takes into consideration the importance of having a chairman with in-depth knowledge of, and experience in, our industry and promotes communication between management and the Board, in particular with respect to the Board’s oversight of the Company’s strategic direction. In addition, this structure helps ensure that the non-employee directors’ attention is devoted to the issues of greatest importance to the Company and our stockholders. Our Board periodically reviews its determination to have a single individual serve as both chairman and CEO.
Lead Director
The lead director position is elected by the non-employee members of the Board upon the recommendation of the Nominating and Corporate Governance Committee. The Board believes that the role of the lead director, together with the existence of a substantial majority of independent directors, fully independent Board committees, and the use of regular executive sessions of non-employee and independent directors achieves an appropriate balance between the effective development of key strategic and operational objectives and independent oversight of management.
As the lead director, Mr. Mastrocola:
1.presides at all meetings of the Board at which the chair is not present, including executive sessions of the independent directors, and communicates with management concerning the substance of such meetings and sessions;
2.serves as liaison between the chair and the independent directors;
3.approves the Board’s meeting agendas, schedules and information sent to the Board;
4.in consultation with the Compensation Committee, assists the Board with its evaluation of the performance of the CEO; and
5.if requested by major stockholders, ensures that he is available for consultation and direct communication.

Board of Director Attendance Requirements for Meetings
Meetings
Our Board of Directors met 16 times in 2022. As set forth in our Corporate Governance Guidelines, Board members are expected to attend Board meetings and meetings of the committees on which they serve. All directors are also strongly encouraged to attend our annual meeting of the stockholders. All incumbent director nominees attended at least 75% of the meetings of our Board and the committees on which such director served during 2022. All but two of the then-serving directors attended the 2022 Annual Meeting.

Meetings of Non-Employee Directors
In accordance with our Corporate Governance Guidelines and the listing standards of NYSE, our non-employee directors meet regularly in executive sessions of the Board without management present. Executive sessions of non-employee directors are led by Mr. Mastrocola, the lead director, and are held in conjunction with each regularly scheduled Board meeting. Each committee of the Board also meets in executive session without management in conjunction with regularly scheduled committee meetings, as appropriate. At least once a year, the independent directors meet in an executive session led by one of the independent directors who is selected by all of the independent directors to lead the session.

Evaluation of Board Performance
The Board believes that its annual evaluation process illustrated below is integral to enhancing our Board’s effectiveness. These annual self-evaluations are intended to facilitate a candid assessment and discussion by the Board of its effectiveness as a group in fulfilling its responsibilities, its performance as measured against the Corporate Governance Guidelines, and areas for improvement. Each Committee of the Board also conducts a similar annual self-evaluation of its performance and procedures.

Questionnaire	»	Questionnaire enables candid director feedback.

Board Assessments & Discussions	»
During an executive session of the Board led by the Chair of the Nominating and Corporate Governance Committee and the lead director, the questionnaires are used to facilitate assessments of the following areas:

•Individual performances of the directors, including in the capacity of lead director and committee chair
•Board and committee operations
•Board performance
•Committee performance

Follow-Up	»	Policies and practices updated as appropriate.

Board Committees and Their Functions
Committees of the Board of Directors
Our Board currently has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Innovation and Business Diversification Committee. The Board determined that each member of each Committee is independent under applicable NYSE listing standards and SEC rules. Each Committee is organized and conducts its business pursuant to a written charter adopted by the Board and available on our website at www.cooperstandard.com under the “Investors” tab.
The following chart sets forth our Board’s standing committees and membership on these committees.

Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Innovation and Business Diversification Committee
John G. Boss		C		●
Jeffrey S. Edwards *
Richard J. Freeland			C	●
Adriana E. Macouzet-Flores			●	●
David J. Mastrocola **		●
Christine M. Moore†	●
Robert J. Remenar†	●	●
Sonya F. Sepahban				C
Thomas W. Sidlik	●		●
Stephen A. Van Oss†	C	●
Number of Meetings in 2022	7	5	5	4

*    Chairman of Board
**    Lead Director
†    Financial Expert
“C”    Denotes member and Chair of Committee
“●”    Denotes member

Audit Committee

Chair Stephen A. Van Oss Members Christine M. Moore Robert J. Remenar Thomas W. Sidlik	Committee’s Key Responsibilities

•Select independent registered public accounting firm
•Oversee accounting and financial reporting processes and the annual audit and quarterly review of financial statements
•Oversee compliance with legal and regulatory requirements
•Review and evaluate the independence, qualifications, and performance of our independent registered public accounting firm and the performance of our internal audit function
•Review and oversee our system of internal controls regarding finance, accounting, and legal compliance
•Oversee ESG disclosures, processes, and controls

Audit Committee Financial Expertise and Independence
Our Board has determined that each member of the Audit Committee is financially literate and that Messrs. Van Oss and Remenar and Ms. Moore qualify as audit committee financial experts as defined by the rules and regulations of the Securities and Exchange Commission (“SEC”).

Compensation Committee

Chair John G. Boss Members David J. Mastrocola Robert J. Remenar Stephen A. Van Oss	Committee’s Key Responsibilities

•Review and approve corporate goals, objectives, and other criteria relevant to the chief executive officer’s and the other executive officers’ compensation
•Evaluate the performance of all executive officers and determine their compensation
•Establish overall compensation philosophy and review and approve executive compensation programs, and assess related risks
•Review and approve any employment or severance arrangement with executive officers
•Review and approve equity-based compensation plans and awards made pursuant to such plans
•Review and approve equity-based compensation plans and awards made pursuant to such plans
•Oversee the Company’s employee benefit plans, including the delegation of responsibility for such programs to the Company’s Benefit Plan Committee
•Integration of select ESG goals and milestones into executive compensation plans

Compensation Consultant
The Compensation Committee has engaged FW Cook as its independent compensation consultant. The consultant reports directly to the Compensation Committee, including with respect to management’s recommendations of compensation programs and awards. The consultant advises the Compensation Committee on a number of compensation-related considerations, including compensation practices among our peer group companies, pay-for-performance measures, competitiveness of pay levels, program design, and market trends. Other than consulting on executive compensation matters, FW Cook has performed no other services for the Compensation Committee or the Company.
The Compensation Committee maintains a formal process to ensure the independence of any executive compensation advisor engaged by the Compensation Committee, including consideration of all factors relevant to the advisor’s independence from management as required by applicable NYSE listing standards.  In connection with its engagement of FW Cook, the Compensation Committee considered these factors and determined that FW Cook qualified as independent and that its engagement does not raise any conflict of interest.

Nominating and Corporate Governance Committee

Chair Richard J. Freeland Members Adriana E. Macouzet-Flores Thomas W. Sidlik	Committee’s Key Responsibilities

•Identify and evaluate individuals qualified to become members of the Board consistent with criteria approved by the Board
•Select or recommend to the Board the director nominees to stand for election by the stockholders or to fill vacancies on the Board and board committee memberships
•Develop and ensure compliance with corporate governance principles and practices applicable to the Company
•Review our legal compliance and ethics programs and policies
•Review and make recommendations to the Board on director compensation, as well as indemnification and insurance matters
•Oversee the annual performance evaluation of the Board and its committees
•Ensure effective Company communication with investors and other stakeholders on ESG matters
•Ensure the Board has the skills, expertise and continued education necessary to oversee the successful execution of the Company’s ESG priorities

Innovation and Business Diversification Committee

Chair Sonya F. Sepahban Members John G. Boss Richard J. Freeland Adriana E. Macouzet-Flores	Committee’s Key Responsibilities

•Work to understand megatrends affecting the automotive industry and its adjacent markets and provide insights, and together with Company management assess any impacts on the Company’s innovation and business diversification strategy, competitive landscape, and opportunities and risks, including start-up investments and M&A activities
•Advise management regarding the Company's innovation and business diversification strategy, implementation plans and performance targets
•Review and advise management regarding the Company's commercialization strategy for new products in its core market, adjacent markets, and business model innovations

Corporate Governance Principles and Code of Conduct
Cooper Standard is committed to sound corporate governance principles. Having such principles is essential to maintaining our integrity in the marketplace and ensuring that we are managed for the long-term benefit of our stockholders. Our business is overseen by our Board. Our Board strives to promote the success and continuity of our business through the selection of a qualified management team. It is also responsible for making certain that our activities are conducted responsibly, lawfully, and ethically.
The Board has adopted Corporate Governance Guidelines which provide a framework for the effective governance of the Company. The Board has also adopted a Code of Conduct which applies to all directors, officers, and employees, including our chief executive officer, our chief financial officer, and our chief accounting officer. All of our corporate governance documents, including the Corporate Governance Guidelines, the Code of Conduct, and committee charters are available on our website at www.cooperstandard.com under the “Investors” tab or in printed form upon request by contacting Cooper Standard at 40300 Traditions Drive, Northville, Michigan, 48168, Attention: Investor Relations. The Board regularly reviews corporate governance developments and modifies our policies as warranted. Any modifications will be reflected on our website. In addition, if the Board grants any waivers from our Code of Conduct to any of our directors or executive officers, or if we amend our Code of Conduct, we will, if required, disclose these matters through the “Investor” section of our website on a timely basis. The information on our website is not part of this proxy statement and is not deemed to be incorporated by reference in this proxy statement.

Board’s Role in Risk Oversight
The Board, as a whole and through its committees, has responsibility for the oversight of risk management, while management is responsible for the day-to-day management of risks to the Company. The effective oversight and management of the risks facing the Company are supported through a top-down and bottom-up communication framework that includes a robust enterprise risk management approach and active participation from leaders across all functional areas of the Company, along with our Global Leadership Team and our Board, fostering an appropriate culture of integrity and risk awareness throughout the Company.

The Board has also developed a strong governance framework for overseeing management’s strategy that integrates ESG risks and opportunities into the Company’s long-term strategy and enterprise risk management processes.

Risk Oversight
The Board has implemented a risk governance framework designed to:
•understand material risks in the Company’s business, strategy and ESG priorities;
•allocate responsibilities for risk oversight among the full Board and its committees;
•evaluate the Company’s enterprise risk management processes and whether they are functioning adequately; and

•facilitate open communication between management and Directors.

The Board delegates to its committees the task of reviewing and overseeing specific risks that align with their functional responsibilities, as presented below:

Audit Committee	Nominating and Corporate Governance Committee
•Company policies with respect to risk assessment and risk management, including cyber security.
•Major litigation, financial risk exposures and the steps management has taken to monitor and control such exposures.
•System of disclosure controls and system of internal controls over financial reporting and ESG disclosures.
•Compliance with legal and regulatory requirements.
•Risks related to our governance structure and processes, related party transactions, and our legal and ethical compliance programs, including our Code of Conduct.
Compensation Committee	Innovation and Business Diversification Committee
•Compensation programs and practices. The Committee determines whether any such programs or practices create risks that are likely to have a material adverse effect on the Company and, if necessary, recommends changes to our compensation programs to eliminate such risks.
•Risks related to the Company's diversification and innovation strategy, including pursuits of new and innovative processes, products, markets and business models.
Enterprise Risk Management Approach
Our enterprise risk management (ERM) approach is designed to inform the Board and the strategic and business planning processes through identification, detection, prevention and mitigation of risks that could impede the achievement of the Company’s strategic objectives and business goals. The results of the Company’s annual risk assessment process are reviewed with the Audit Committee on an annual basis. A priority in our approach is to connect the ERM process with strategic planning and corporate responsibility initiatives to ensure the sustainability of the enterprise.

The ERM committee is comprised of senior-level leaders from each of the functional areas of the company working in concert with our Global Leadership Team and the Board. On an annual basis, the ERM committee is charged with pursuing a holistic, consolidated risk management approach for all risk classes, including strategic, operational, financial and compliance. The ERM committee has adopted a common risk management language, process, and metrics that are designed to inventory, assess and rank unmitigated and mitigated risks so that the leadership team can determine the appropriate response and mitigation strategies in alignment with the Company’s risk appetite. The committee considers the likelihood, magnitude and timeframe of individual risks (short-term, intermediate-term or long-term) when assessing response and mitigation strategies. This comprehensive risk management process allows for effective risk management and efficient capital allocation, and fosters a risk-aware culture embedded into daily operations across the organization at all levels.

To learn more about risks facing the Company, you can review the factors included in Part I, “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which are aligned to the risks that are identified during the annual ERM risk assessment process. The risks described in the Form 10-K are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial based on the information known to the Company also may materially adversely affect the Company’s business, financial condition or results of operations in future periods.

Corporate Responsibility
Cooper Standard is dedicated to maintaining its reputation as a good corporate citizen and fulfilling its Purpose of Creating Sustainable Solutions TOGETHER (our “Purpose”). We strive to achieve our Purpose by consistently acting in an honest, ethical and responsible manner and believing in our core values. By living out our core values, demonstrating our capabilities to achieve our mission, delivering innovative products and systems, and upholding our sustainability and ESG commitments, we aim to Be the First Choice of the Stakeholders We Serve.

In 2022, Cooper Standard was named one of the World's Most Ethical Companies by Ethisphere, for the third consecutive year and one of America's Most Responsible Companies by Newsweek, for the fourth consecutive year. We take pride in recognition of our successes as we look to build upon our performance and evolve to meet the needs of a changing world. We focus on corporate responsibility to deliver value to all our stakeholders and ensure the Company’s long-term sustainability through our ESG initiatives.

We intend to continue to report in alignment with both the Global Reporting Initiative (GRI) Standards and the Sustainable Accounting Standards Board (SASB) Auto Part sector standard.

ESG Board Governance Framework

The Board is responsible for oversight of our ESG strategy and ensures the management of ESG risks and opportunities are integrated into the Company’s long-term strategy and Enterprise Risk Management. The Board delegates certain ESG oversight responsibilities to its committees as set forth below:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
ESG disclosures, processes and controls, and their assurance ensuring:
•ESG disclosures (both qualitative and quantitative) are high quality and follow appropriate ESG frameworks and/or standards
•Processes and controls are in place to ensure ESG disclosures are accurate, comparable and consistent
•Whether independent assurance is required

ESG accountability: •Integration of select ESG goals and milestones into executive compensation plans
ESG engagement, board composition and education ensuring:
•Effective communication of the Company’s ESG priorities and performance to investors and other stakeholders
•The Board has the necessary ESG skills and expertise on the Board
•ESG Board education

The Board receives regular updates on key ESG topics according to a standard Board calendar. Governance, ethics, and compliance updates are presented quarterly to the Audit Committee, twice a year to the Nominating and Corporate Governance Committee, and annually to the full Board. In addition to reporting on our progress, we regularly invite expert speakers to Board meetings to report on emerging trends in our evolving global landscape.
Global Sustainability Council

Our Global Sustainability Council (GSC) provides executive-level oversight for the Company's sustainability strategy to ensure alignment and integration with business goals and stakeholder priorities. The council is managed by an executive chair and consists of Cooper Standard subject matter experts who oversee the Company's material ESG topics. The GSC cross-functional team meets quarterly and takes a holistic look at the Company's ESG initiatives, tracks rapidly evolving best practices and further develops long-term goals to drive world-class ESG performance. Cooper Standard's longtime commitment to embedded sustainability has positioned us well to tackle the biggest challenges of our time and meet stakeholders' current and future sustainability needs.

Significant ESG Topics

We believe that our corporate responsibility efforts are most impactful when we focus on the issues that matter most to our business and stakeholders. In 2021, we refreshed Cooper Standard's ESG materiality assessment to evaluate the business's emerging ESG risks and opportunities. Through an objective third party, we engaged twenty stakeholders, including Cooper Standard leaders, subject matter experts, customers, shareholders, and industry associations. We also evaluated over a dozen online resources and frameworks to identify our industry and stakeholders' most significant sustainability issues. The results validated our previous ESG investments and ongoing initiatives and identified a total of seven high-priority topics for Cooper Standard to manage. The details of the results will be discussed in our annual Corporate Responsibility Report and are also available on our website. In 2022, we made progress toward the goals that we identified for each material topic and intend to continue to maintain and increase disclosure and transparency around these topics.

Employee Engagement, Diversity and Human Capital

We recognize that our employees are our greatest asset and key competitive advantage, which is why we value their contributions and take responsibility for providing a positive work environment to foster increased engagement. As workforce flexibility and talent attraction become increasingly critical to staying competitive in the market, we are focused on communicating value to potential future employees and engaging our current employees to ensure that we are giving them the tools they need to succeed. To demonstrate our commitment to our employees, we focused on several human capital-related topics among our top material ESG issues, including our Talent Engagement, Talent Development, Performance Management, and Diversity & Inclusion.

Innovation, Materials and Product Lifecycle

At Cooper Standard, we are committed to sustainability because it allows us to stay true to our values and plays an essential role in contributing to the long-term health of the business. Our highly engaged workforce pursues technological innovations and implements manufacturing and business processes that deliver high quality and robust solutions. These innovative solutions enable us to meet the evolving needs of our customers and the global industries we serve as we face the challenges of today and into the future.

Climate Change, Greenhouse Gas Emissions, and Waste

Cooper Standard is committed to evolving for the future. As our climate changes, we share the growing concerns of our stakeholders around climate change and are taking action to manage climate risks. We believe that it is essential to the longevity of our business and the health of our planet to mitigate our environmental impact by reducing our energy usage, emissions and waste.

We have adopted environmental programs to address our Company’s climate-associated risks, including industry changes, market changes and emerging regulations. Since 2011, we have reported our climate-related risks to the Carbon Disclosure Project. We are in the process of aggregating our Scope 3 emissions data to reach our goal of being able to set Science-Based Targets in the future. Furthermore, we are revisiting our renewable energy goals to ensure they are appropriately challenging, inclusive of the correct stakeholder contributions, and in line with our overall strategy.

ESG Reporting

In 2022, Cooper Standard continued making progress toward its ESG commitments, and these efforts are outlined in our Corporate Responsibility Report. We continue to report in alignment with both the Global Reporting Initiative (GRI) Standards and the Sustainable Accounting Standards Board (SASB) Auto Part sector standard. Our archive of annual Corporate Responsibility Reports is available on our website at www.cooperstandard.com/about-us/corporate-responsibility. Please view the reports for further information about the Company’s ESG efforts, including ESG goals and metrics. Please note that our Corporate Responsibility Report is not a part of our proxy solicitation materials.

Director Compensation
Summary of Compensation
Members of the Board who are not Cooper Standard employees receive an annual cash fee of $100,000 and, if they chair a committee, an additional fee of $10,000 per year. The lead director receives an additional fee of $20,000 per year, less any amount the lead director may receive in fees as chair of a committee. Non-employee directors were also eligible to receive equity grants under the 2021 Omnibus Incentive Plan (“2021 Plan”). In 2022, the value of the equity awards granted to non-employee directors was approximately equal in value to 120% of the annual base director fee. Consistent with its charter, the Nominating and Corporate Governance Committee reviews and recommends to the Board any changes with respect to the compensation of directors. With respect to fiscal year 2022, the Nominating and Corporate Governance Committee determined not to recommend any changes to the Company’s director compensation program relative to the prior year.
The following table sets forth information regarding the compensation earned by each non-employee director during the year ended December 31, 2022.

Name (a)	Fees Earned or Paid in Cash (b)		Stock Awards (c)[1]	Option Awards ($) (d)	All Other Compensation ($) (e)	Total (f)
John G. Boss	$106,178	[2]	$120,000	—	—	$226,178
Richard J. Freeland	$106,178	[3]	$120,000	—	—	$226,178
Adriana E. Macouzet-Flores	$100,000		$120,000	—	—	$220,000
David J. Mastrocola	$120,000	[4]	$120,000	—	—	$240,000
Christine M. Moore	$100,000		$120,000	—	—	$220,000
Robert J. Remenar	$103,815	[5]	$120,000	—	—	$223,815
Sonya F. Sepahban	$110,000	[6]	$120,000	—	—	$230,000
Thomas W. Sidlik	$103,815	[7]	$120,000	—	—	$223,815
Stephen A. Van Oss	$110,000	[8]	$120,000	—	—	$230,000
Justin E. Mirro	$38,425	[9]	—	—	—	$38,425

1    The amount shown in column (c) represents the grant-date fair value of 19,802 time-vested RSUs granted to each of the non-employee directors who were directors on the grant date, May 19, 2022, under the Company’s 2021 Plan. These RSUs will vest, assuming continued service as a director, on the earlier of the first annual stockholder meeting after the grant date or the one year anniversary of the grant date. Each RSU represents a contingent right to receive, at the Company’s option, either one share of common stock or the cash equivalent upon satisfaction of the vesting requirements. Under the Cooper-Standard Holdings Inc. Deferred Compensation Plan for Non-Employee Directors, the directors may make an irrevocable election to defer their RSU awards. Messrs. Freeland, Mastrocola, Remenar, Sidlik and Van Oss, and Ms. Sepahban each deferred their 2022 RSU awards.

As of December 31, 2022, the aggregate number of deferred RSUs and outstanding and unvested RSUs held by current non-employee directors were as follows:

Name	Deferred RSUs	Outstanding and Unvested RSUs
John G. Boss	—	19,802
Richard J. Freeland	16,751	19,802
Adriana E. Macouzet-Flores	—	19,802
David J. Mastrocola	24,930	19,802
Christine M. Moore	—	19,802
Robert J. Remenar	—	19,802
Sonya F. Sepahban	19,347	19,802
Thomas W. Sidlik	24,930	19,802
Stephen A. Van Oss	24,930	19,802

2    Represents Mr. Boss’s annual outside director fee, plus $6,178 which is a prorated fee for his services as the chair of the Compensation Committee from May 19, 2022, through December 31, 2022.
3    Represents Mr. Freeland’s annual outside director fee, plus $6,178 which is a prorated fee for his services as the chair of the Nominating and Corporate Governance Committee from May 19, 2022, through December 31, 2022.
4    Represents Mr. Mastrocola’s annual outside director fee, plus $20,000 for his services as the lead director.
5    Represents Mr. Remenar’s annual outside director fee, plus $3,815 which is a prorated fee for his services as the chair of the Compensation Committee through May 18, 2022.
6    Represents Ms. Sepahban’s annual outside director fee plus $10,000 for her service as the chair of the Innovation and Business Diversification Committee.
7    Represents Mr. Sidlik’s annual outside director fee, plus $3,815 which is a prorated fee for his services as the chair of the Nominating and Corporate Governance Committee through May 18, 2022.
8    Represents Mr. Van Oss’ annual outside director fee plus $10,000 for his service as the chair of the Audit Committee.
9    Represents Mr. Mirro’s annual outside director fee of $38,425 through May 19, 2022, the date he departed from the board of directors.

Stock Ownership Policy for Non-Employee Directors
To align the interests of our non-employee directors with the interests of our stockholders, the Board has a policy requiring that non-employee directors achieve a level of ownership of our common stock equal to five times their base annual director fee. Under this policy, non-employee directors are required to hold 75% of the net shares resulting from stock option exercises or vesting of other stock-based awards until they reach their applicable stock ownership level. All of our incumbent non-employee directors meet the requirements of this policy or are retaining their acquired amounts until they reach their applicable stock ownership level.

Stock Ownership and Related Stockholder Matters
Ownership of Certain Beneficial Owners and Management
The following table and accompanying footnotes show information regarding the beneficial ownership of the issued and outstanding common stock of Cooper-Standard Holdings Inc. by (i) each person known by us to beneficially own more than 5% of the issued and outstanding common stock of Cooper-Standard Holdings Inc. as of the dates indicated in the footnotes and (ii) (A) each of our directors, (B) each named executive officer, and (C) all directors and executive officers as a group, each as of March 19, 2023. Unless otherwise indicated, (i) the address of each beneficial owner is c/o Cooper-Standard Holdings Inc., 40300 Traditions Drive, Northville, Michigan, 48168; and (ii) each of the beneficial owners listed below has sole voting and dispositive (investment) power over the shares beneficially owned.

As of March 19, 2023 there were 17,138,518 shares of our common stock outstanding.

	Common Stock Beneficially Owned
Named Executive Officers and Directors	Number of Common Shares[1]		Common Shares Underlying Exercisable Options[2]	Common Shares Underlying Restricted Stock Units[3]		Total Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Jeffrey S. Edwards	178,739	[4]	349,070	1,706	[5]	529,515	3.0%
Jonathan P. Banas	8,664		48,650	—		57,314	*
Patrick R. Clark	12,205		17,308	—		29,513	*
Christopher E. Couch	4,847		23,745	—		28,592	*
Joanna M. Totsky	6,179		23,166	—		29,345	*
John G. Boss	41,751		—	—		41,751	*
Richard J. Freeland	—		—	36,553		36,553	*
Adriana E. Macouzet-Flores	16,143		—	—		16,143	*
David J. Mastrocola	8,115		—	44,732		52,847	*
Christine M. Moore	3,709		—	—		3,709	*
Robert J. Remenar	27,575		—	19,802		47,377	*
Sonya F. Sepahban	3,357		—	39,149		42,506	*
Thomas W. Sidlik	4,750		—	44,732		49,482	*
Stephen A. Van Oss	77,846		—	44,732		122,578	*

Current directors and executive officers as a group (17 persons)	418,356		492,762	231,406		1,142,524	6.4%

Significant Owners
Thrivent Financial for Lutherans[6]	3,458,026						20.2%
Charles Schwab Investment Management, Inc.[7]	1,635,351						9.5%
Divisar Capital Management LLC[8]	988,313						5.8%
Millstreet Capital Management LLC[9]	931,971						5.4%

*    Less than 1%
1    Includes common stock directly or indirectly owned by each listed person.
2    Includes shares underlying options exercisable on March 19, 2023, and options that become exercisable within 60 days thereafter.

3     Includes Restricted Stock Units credited to non-employee directors as of March 19, 2023, or within 60 days thereafter, which have been deferred under the Company’s Deferred Compensation Plan for Non-Employee Directors and are payable within 45 days following termination of board service or a change of control.

Not included are the following Restricted Stock Units that are payable within 60 days of March 19, 2023, or with respect to Mr. Edwards, would be payable if he retired from the Company, as in each case, the Restricted Stock Units may be paid in cash or shares of common stock at the election of the Company:

John G. Boss	19,802
Adriana E. Macouzet-Flores	19,802
Christine M. Moore	19,802
Jeffrey S. Edwards	15,323
4    The number of common shares reported for Mr. Edwards includes 13,200 shares held by an irrevocable family trust for which his spouse is a beneficiary. Mr. Edwards disclaims beneficial ownership of the stock held by the trust except to the extent of his pecuniary interest therein.
5    The number of common shares underlying Restricted Stock Units reported for Mr. Edwards represents the number of common shares underlying Restricted Stock Units, which can only be paid in shares of common stock, payable to Mr. Edwards if he retired from the Company as of March 19, 2023.

6    Based solely on the Schedule 13G/A filed with the SEC on February 8, 2023, Thrivent Financial for Lutherans reported being the beneficial holder of 3,458,026 shares of common stock as of December 31, 2022, which represents shares held by Thrivent Financial for Lutherans in its general account and shares held in the Thrivent Defined Benefit Plan Trust for which Thrivent Financial for Lutherans serves as investment adviser. Out of the 3,458,026 shares reported, 1,330,384 shares were held by registered investment companies for which Thrivent Financial for Lutherans serves as investment adviser, and 2,099,342 shares were held by registered investment companies for which Thrivent Asset Management, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Thrivent Financial for Lutherans, serves as investment adviser. As of December 31, 2022, Thrivent Financial for Lutherans had the sole power to vote 28,300 shares of common stock and the sole power to dispose of 28,300 shares of common stock; and the shared power to vote 3,429,726 shares of common stock and the shared power to dispose of 3,429,726 shares of common stock. The address for Thrivent Financial for Lutherans is 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402.

7    Based solely on the Schedule 13G filed with the SEC on February 3, 2023, Charles Schwab Investment Management, Inc reported being the beneficial holder of 1,635,351 shares of common stock as of December 31, 2022, with the sole power to vote 1,635,351 shares of common stock and the sole power to dispose of 1,635,351 shares of common stock. The address for Charles Schwab Investment Management, Inc is 211 Main Street, San Francisco, CA 94105.

8    Based solely on the Schedule 13G/A filed with the SEC on February 14, 2023, Divisar Capital Management LLC reported being the beneficial holder of 988,313 shares of common stock as of December 31, 2022, which represent shares which may be deemed beneficially owned by Divisar Capital Management LLC in its capacity as general partner and investment manager to Divisar Partners, L.P. and Divisar Partners QP, L.P. Mr. Steven Baughman, as CEO of Divisar Capital Management LLC, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all shares of common stock held by the funds managed by Divisar Capital Management LLC. Out of the 988,313 shares reported, 920,344 shares were held by Divisar Partners QP, L.P. who disclaimed beneficial ownership over the reported shares. As of December 31, 2022, Divisar Capital Management LLC and Mr. Baughman each had the shared power to vote 988,313 shares of common stock and the shared power to dispose of 988,313 shares of common stock, and Divisar Partners QP, L.P. had the shared power to vote 920,344 shares of common stock and the shared power to dispose of 920,344 shares of common stock.

9    Based solely on the Schedule 13G filed with the SEC on February 14, 2023, Millstreet Capital Management LLC reported being the beneficial holder of 931,971 shares of common stock as of December 31, 2022, which represents shares which may be deemed beneficially owned by Millstreet Capital Management LLC in its capacity as investment manager to private investment vehicles. Mr. Connolly and Mr. Kelleher, also named as Reporting Persons on this Schedule 13G, are Managing Members of Millstreet Capital Management LLC. Shares reported for Messers. Connolly and Kelleher represent the above referenced shares reported with respect to Millstreet Capital Management LLC. Messers. Connolly and Kelleher disclaim beneficial ownership of the shares reported except to the extent of their pecuniary interest therein. As of December 31, 2022, Millstreet Capital Management LLC and Messers Connolly and Kelleher each had the shared power to vote 931,971 shares of common stock and the shared power to dispose of 931,971 shares of common stock. The address for Millstreet Capital Management LLC is c/o Millstreet Capital Management LLC, 545 Boylston Street, 8th Floor, Boston, MA 02116.

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information about our equity compensation plans as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (excluding securities reflected in column (a))
	(a)[1]	(b)[2]	(c)[3]
Equity compensation plans approved by security holders	1,331,988	$59.41	1,141,194
Equity compensation plans not approved by security holders	—	—	—
Total	1,331,988		1,141,194

1     Included in column (a) are stock-settled restricted stock unit awards and stock-settled performance-based awards converted to shares by dividing the accounting value of the award by the grant date stock price. The number in column (a) includes 785,844 shares subject to options; 350,487 shares covered by stock-settled time-vested Restricted Stock Units; and 195,657 shares representing the target number of shares covered by Performance RSUs that may be earned pursuant to rights granted (assuming maximum payout level is achieved, Performance RSUs earned would be 391,314 and the total number of securities to be issued would be 1,527,645).
2     The weighted-average exercise price presented in column (b) reflects the weighted average exercise price of 785,844 options outstanding under the Long-Term Incentive Program, as further described herein. The price does not take into account the shares issuable upon vesting of outstanding restricted stock unit awards and stock-settled performance-based awards, which have no exercise price.
3    The number of securities remaining available for issuance under the Company's 2021 Plan is 1,141,194. At the date of grant, Performance RSUs are debited from the 2021 Plan number of securities remaining available assuming the maximum payout level. The 2021 Plan originally had 1,453,092 shares authorized.

Executive Officers
Set forth below is certain information with respect to the current executive officers of the Company.

Name	Age	Position
Jeffrey S. Edwards	60	Chairman and Chief Executive Officer
Jonathan P. Banas	52	Executive Vice President and Chief Financial Officer
Patrick R. Clark	50	Senior Vice President and Managing Director - Global Automotive
Christopher E. Couch	53	Senior Vice President, Chief Technology Officer
Larry E. Ott	63	Senior Vice President and Chief Human Resources Officer
Joanna M. Totsky	56	Senior Vice President, Chief Legal and Transformation Officer and Secretary
Somasundhar Venkatasubramanian	53	Senior Vice President, Chief Information Technology Officer
Amy B. Kulikowski	46	Vice President, Chief Accounting Officer
Jeffrey S. Edwards is our chairman and chief executive officer, a position he has held since May 2013, previously serving as chief executive officer and member of the Board of Directors of the Company since October 2012.
Jonathan P. Banas is our executive vice president and chief financial officer, a position he has held since June 2017, previously serving as our vice president, corporate controller, and chief accounting officer since September 2015.

Patrick R. Clark is our senior vice president and managing director - Global Automotive, a position he has held since January 1, 2022. Prior to his current position, Mr. Clark served in a series of roles in the Company with increasing levels of responsibility, including as senior vice president and chief global manufacturing officer from August 2020 to December 2021, senior vice president, chief global engineering and product strategy officer from January 2019 to July 2020, and vice president, business development, North America from May 2017 to December 2018.
Christopher E. Couch is our senior vice president, chief technology officer, a position he has held since July 30, 2021, prior to which he was senior vice president and chief technology and procurement officer, a position he held beginning in January 2020. Mr. Couch previously served as senior vice president and chief innovation officer from January 2019 to January 2020 and as vice president, product line strategy and innovation from 2016 to 2018.
Larry E. Ott is our senior vice president and chief human resources officer, a position he has held since January 2014.
Joanna M. Totsky is our senior vice president, chief legal and transformation officer, and secretary, a position she has held since November 2022, prior to which she held the position of senior vice president, chief legal and officer, and secretary from July 2019. She held the position of vice president and deputy general counsel from October 2016, when she joined the Company.
Somasundhar Venkatasubramanian (Soma Venkat) is our senior vice president, chief information technology officer, a position he has held since September 2021. Prior to his current position, Dr. Venkat was chief information officer at IXS Coatings, a supplier of polyurea solutions, from January 2021 to September 2021, prior to which he served as our vice president, information technology from January 2016 to December 2020.

Amy B. Kulikowski is our vice president, chief accounting officer, a position she has held since July 2022, prior to which she was vice president, internal audit beginning September 2021, when she joined the Company. Prior to joining the Company, Ms. Kulikowski was assistant controller, Delphi accounting and integration at BorgWarner Inc., a supplier of technology solutions for combustion, hybrid and electric vehicles, from October 2020 to May 2021, and vice president, assistant controller at Delphi Technologies PLC, a supplier of integrated propulsion technologies, from December 2017 to October 2020.

Transactions with Related Persons
Related Persons Transactions Policies and Procedures
We have established a formal written policy regarding transactions with related persons as defined under Item 404(a) of Regulation S-K (the “Related Party Transaction Policy” or the “Policy”). The Policy assists us in identifying, reviewing, monitoring and, as appropriate, approving transactions with related parties. The Policy requires that any transaction involving the Company and a shareholder who owns greater than 5% of our shares, a director, a nominee for director, or an executive officer, and/or their immediate family members (“Related Party”) which exceeds $120,000 and in which a Related Party had or will have a direct or indirect material interest (“Related Party Transaction”) must be approved or ratified by the Nominating and Corporate Governance Committee.
The Chief Legal Officer, in consultation with members of management and external counsel, will determine if a transaction with a Related Party constitutes as Related Party Transaction under the Policy requiring approval from the Nominating and Corporate Governance Committee. In connection with the review and approval or ratification of a Related Party Transaction, the Nominating and Corporate Governance Committee will consider relevant facts and circumstances, including:
•whether the terms of the transaction would apply on the same basis if the transaction did not involve a Related Party;
•whether there are compelling business reasons for the Company to enter into the transaction and the nature of any alternative transactions;
•the timing of the transaction;
•whether the transaction would impair the independence of a director; and
•whether the transaction would present an improper conflict of interest.
We have implemented procedures to ensure compliance with the Related Party Transaction Policy. In particular, each director, nominee for director, and executive officer is required to complete a questionnaire in connection with the annual proxy statement that asks a series of questions aimed at identifying possible Related Party Transactions. In addition, on a quarterly basis, we seek to identify related party transactions through an internal inquiry across various departments, including finance, sales, and legal, which includes a review of payments to or from any party that may be considered related. In addition, our Code of Business Conduct and Ethics prohibits our directors, officers, employees, and associates from participating in transactions involving conflicts of interest and requires disclosure of any potential conflicts of interest.
Fiscal Year 2022 Related Persons Transactions
As of December 31, 2022, Mr. Van Oss, one of our directors, owned $3,000,000 in principal amount of the Company’s 5.625% Senior Notes due 2026 (described in Note 10 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022), which he acquired through three open market purchases in the principal amount of $1,000,000 each on August 10, 2020, September 30, 2020, and March 2, 2022. The Company paid cash interest to Mr. Van Oss in the amounts of $56,250, $112,500 and $168,750, in the years ended December 31, 2020, December 31, 2021, and December 31, 2022, respectively, with respect to these securities.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than ten percent of the common stock of the Company to file with the SEC reports of ownership of the Company’s securities and changes in reported ownership. Officers, directors, and greater than ten percent stockholders are required to furnish the Company with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of copies of such reports received by the Company, we believe that during 2022 our officers, directors, and greater than ten percent stockholders complied with their Section 16(a) filing obligations on a timely basis.

Other Matters Concerning Directors, Nominees and Executive Officers
SEC regulations require the Company to describe certain legal proceedings, including bankruptcy and insolvency filings involving directors, nominees for director or executive officers of the Company or companies of which a director, nominee for director, or executive officer was an executive officer at the time of filing. Mr. Remenar, a director, was an executive officer of Chassix Inc. approximately nine months before Chassix Inc. filed for protection under Chapter 11 in March 2015. Mr. Boss, a director, was an executive officer at Momentive Performance Materials Inc. at the time it filed for protection under Chapter 11 in April 2014.

Communications with the Board of Directors
The Board has established procedures for the stockholders and other interested parties to communicate with the Board. A stockholder or other interested party may contact the Board by writing to the lead director or the non-employee or independent members of the Board to their attention at the Company’s principal executive offices at 40300 Traditions Drive, Northville, Michigan, 48168. Any stockholder must include the number of shares of the Company’s common stock he or she holds and any interested party must detail his or her relationship with the Company in any communication to the Board. Communications received in writing are distributed to the lead director or independent members of the Board as a group, as appropriate, unless such communications are considered, in the reasonable judgment of the Company’s secretary, improper for submission to the intended recipient(s). Examples of communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company’s business, or communications that relate to improper or irrelevant topics.

Proposal 2: Advisory Vote on Named Executive Officer Compensation
Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking the stockholders to vote, on an advisory or non-binding basis, to approve the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement. A detailed description of our compensation program is available in the Compensation Discussion and Analysis section.
The advisory vote, commonly known as a say-on-pay vote, gives stockholders the opportunity to express their views on the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Approval of this advisory proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions and broker non-votes are not counted as votes FOR or AGAINST the proposal, and will therefore have no effect on such vote. The say-on-pay vote is an advisory vote only, and therefore it will not bind the Company or the Board. However, the Board and the Compensation Committee will consider the voting results as appropriate when making future decisions regarding executive compensation. We intend to hold the next advisory vote on the compensation of our named executive officers at the 2023 annual meeting of the stockholders.
The Board and the Compensation Committee believe that we have created an executive compensation program that is tied to performance, aligns with stockholder interests and merits stockholder support. Accordingly, we are asking the stockholders to indicate their support for our NEOs’ compensation by voting FOR the following resolution at the Annual Meeting:
RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion contained in this proxy statement.

☑	The Board of Directors recommends that the stockholders vote FOR Proposal 2.

Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the key principles and material elements of the compensation programs applicable to our NEOs in 2022. The NEOs for 2022 are as follows:

Mr. Jeffrey S. Edwards	Chairman and Chief Executive Officer
Mr. Jonathan P. Banas	Executive Vice President and Chief Financial Officer
Mr. Patrick R. Clark	Senior Vice President and Managing Director - Global Automotive
Mr. Christopher E. Couch	Senior Vice President, Chief Technology Officer
Ms. Joanna M. Totsky	Senior Vice President, Chief Legal and Transformation Officer and Secretary

Executive Summary
Cooper Standard’s sales increased in 2022 by 8.4% to $2.53 billion, primarily driven by volume and mix and net customer price adjustments including partial recovery of cost increases, partially offset by foreign exchange and the deconsolidation of a joint venture in the Asia Pacific region. Our net loss in 2022 was $215.4 million, compared to a net loss of $322.8 million in 2021. Our Adjusted EBITDA was $37.9 million (or $43.4 million for 2022 officer annual incentive plan purposes) compared to $(8.0) million in 2021. For purposes of determining Adjusted EBITDA for the annual incentive plan, Adjusted EBITDA was measured net of all incentive plan payouts other than neutralizing the impact of a modest discretionary adjustment made with respect to payout levels under the bonus programs for non-executive employees.

The Company believes in a true pay-for-performance program. In alignment with that belief, and based on the pre-established payout curve, the Compensation Committee approved the 2022 annual incentive payout percentage at 74.7% of target, reflective of actual performance against Adjusted EBITDA and strategic ESG metrics, and respective established targets. With respect to Long-Term Incentive Plan awards for the performance periods ending on December 31, 2022, our ROIC over the two-year period ending December 31, 2022 of (11.9)% was below the pre-established threshold performance level of 4.8%, and our ROIC for the one-year period ending December 31, 2022 of (8.6)% was below the pre-established threshold performance level set at a 810 bps improvement relative to 2021; resulting in no payments to our NEOs under the Long-Term Incentive Plan.
Below is the four-year history of payouts under the annual incentive program and the Performance RSUs in the Long-Term Incentive Plan. The figures presented represent payout levels for performance periods ending during the respective year. For performance periods ending in 2022, payouts are described more fully under “Long-Term Incentive Compensation.” As of December 31, 2022, all outstanding stock options held by the NEOs were underwater and time-vested restricted stock units (RSUs) granted in such years had a current value well below the grant date fair value of such awards.

	Payout (% of Target)
Incentive Award	2019	2020	2021	2022	4-Year Average
Annual Incentive Program	0.0%	70.0%	0.0%	74.7%	36.2%
Long-Term Incentive Plan	0.0%	0.0%	0.0%	0.0%	0.0%
In addition to low or no annual and long-term incentive payouts over the past four years, our CEO’s target compensation has not increased since 2019, including through 2022 where his target total direct compensation (“TDC”) remained unchanged and below the market median.
Compensation Philosophy and Objectives
Our compensation programs are designed to:
•Link executive compensation to Company performance;
•Attract and retain a highly-qualified executive leadership team;
•Align the interests of executives with those of our stockholders;
•Focus our leadership team on increasing profit and ROIC performance; and
•Motivate our leadership team to execute our long-term growth strategy while delivering consistently strong financial results.
To help achieve these goals, we believe compensation for executive officers should include the following components:
•Base salary;
•Annual performance-based cash incentives;
•Long-term equity incentives;

•Regular and change-of-control termination benefits; and
•Competitive health, welfare, and retirement benefits.
The Compensation Committee regularly reviews these components and evaluates each in connection with furthering our compensation philosophy and objectives. To assist with determining appropriate target compensation levels and components, the Compensation Committee reviews market data and best practices, including benchmarking our senior executive target compensation levels to those provided to similarly-situated executives at comparable companies as discussed below. The Compensation Committee generally targets compensation for our NEOs at approximately the 50th percentile of market practice (based on our benchmarking peer group and general industry survey data), recognizing that actual compensation levels will fluctuate above or below median levels depending on our performance. In addition, target compensation for specific executives can be above or below the market median based on the individual’s importance to the organization, the difficulty and cost of replacement, the expected future contribution to the organization, tenure at current position, and skill set relative to the external marketplace.
We are committed to sound and effective compensation and related governance practices. As such, we have adopted the following:
•Independent compensation consultant retained by the Compensation Committee;
•Annual benchmarking using general industry surveys and a peer group proxy analysis;
•Majority of long-term incentive compensation is performance-based;
•Balanced mix of performance measures aligned with long-term strategy;
•Clawback policy covering cash and equity;
•Anti-hedging and anti-pledging policy; and
•Executive and non-employee director stock ownership guidelines.
Processes Relating to Executive Compensation
The Compensation Committee assists the Board in discharging its responsibilities relating to the compensation of our NEOs and overseeing our compensation plans, policies, and benefit programs. Our human resources team supports the Compensation Committee in its work. In evaluating and determining target compensation levels for our NEOs, the Compensation Committee relies on data received from its independent compensation consultant and the Chief Human Resources Officer, as well as recommendations from the CEO. The Compensation Committee, following discussions with the CEO, determines the base salary and target annual and long-term incentive compensation of the other NEOs. Executives whose compensation is under consideration are not present during the Compensation Committee’s review meetings, and neither the CEO nor management has any input into the compensation decisions for the CEO. The considerations, criteria and procedures applicable to these determinations are discussed more fully under “Executive Compensation Components.”
Executive Compensation Review for 2022
As discussed above, the Compensation Committee has engaged FW Cook as its independent compensation consultant. FW Cook has served as the Compensation Committee’s independent consultant since 2013. As part of its engagement, FW Cook benchmarked the target compensation levels of our NEOs to assess the competitiveness of our executive compensation programs in the markets in which we compete for talent, focusing in particular on base salaries, target annual incentive opportunities and long-term incentive opportunities. To inform target TDC levels for 2022, FW Cook compared our programs in these areas to a peer group comprised of 15 publicly-traded automotive suppliers with annual revenues between $0.8 billion and $5.4 billion and with median revenues of $2.8 billion at the time of the benchmarking analysis. FW Cook supplemented its analysis of peer group proxy data with general industry survey data, which was adjusted to reflect the revenue responsibility of each executive.
The peer group below was reviewed and approved by the Compensation Committee in June 2021 to inform target TDC levels for 2022. In comparison to 2021, Briggs & Stratton was removed from the peer group due to the company’s bankruptcy proceedings and delisting from the NYSE. Additionally, Stoneridge was added to the peer group as a size-appropriate company and, more specifically, given the company’s business comparability, market capitalization alignment, prevalence within the peer groups of Company peers, prior inclusion within the peer group and meaningful overlap between Stoneridge’s and Cooper Standard’s current peer groups. At the time the market analysis was completed in the winter of 2021, Cooper Standard was positioned relatively close to the peer median for revenue ($2.4B versus the peer median of $2.8B) and at approximately the 25th percentile for market capitalization ($441M versus the peer median of $1.2B).

The 15 peer group companies used to inform target TDC levels were:

•	American Axle & Mfg. Holdings, Inc.	•	LCI Industries	•	Stoneridge
•	Cooper Tire & Rubber	•	Linamar	•	Superior Industries Int’l
•	Garrett Motion	•	Martinrea International Inc.	•	Terex
•	Gentherm	•	Meritor, Inc.	•	Visteon Corp.
•	Greenbrier Companies	•	Modine Manufacturing Co.	•	Wabash National
Based on its December 2021 analysis (which was used to inform target TDC changes for 2022), FW Cook concluded that base salaries for our NEOs were 105% of the market median, in the aggregate. The competitiveness of target bonus opportunities varied by executive, resulting in target cash compensation that was 106% of the median, in the aggregate. Relative to market data, executive target TDC levels were 98% of the median, in the aggregate.
As discussed above, the Compensation Committee considers all factors relevant to FW Cook’s independence from management as required by applicable NYSE standards. Apart from the work it performed for the Compensation Committee, FW Cook provided no other services to the Company in 2022. As a result of this and the consideration of other factors, the Compensation Committee determined that the engagement of FW Cook in 2022 was appropriate and raised no conflict of interest.

“Say-on-Pay” Vote
Our annual stockholder advisory vote on the compensation of our NEOs was held in May 2022. Our stockholders approved the compensation of the NEOs as disclosed in the 2022 Proxy Statement, with nearly 98% of shares voted in favor of the “say-on-pay” advisory proposal. The Compensation Committee has determined that our executive compensation philosophy, compensation objectives, and compensation elements continue to be appropriate and did not make any material changes to our executive compensation program in direct response to the 2022 “say-on-pay” vote. We continue to believe that our executive compensation program has a strong performance orientation and aligns with stockholder interests.
Executive Compensation Components
The following describes the components of our 2022 executive compensation program as approved by the Compensation Committee.
Base Salary
Our NEOs are paid a base salary determined early in each fiscal year or upon changes in roles or positions within the Company. The Compensation Committee determines the CEO’s base salary and, taking into account recommendations from the CEO, the salaries of the other NEOs. Generally, our practice is to pay base salaries that are competitive in the markets in which we compete for talent and commensurate with the responsibilities and contributions of each executive. Based upon the Compensation Committee’s evaluation of data supplied by FW Cook, the Compensation Committee determined to adjust certain NEO salaries, representing an average increase of 3.7% across all NEOs. Base salary adjustments in 2022 for the NEOs were as follows:

	2021 Base Salary	2022 Base Salary	Increase
Mr. Edwards	$1,000,000	$1,000,000	—%
Mr. Banas[1]	$500,000	$515,000	3.0%
Mr. Clark[2]	$440,000	$500,000	13.6%
Mr. Couch[3]	$465,000	$480,000	3.2%
Ms. Totsky[4]	$435,000	$450,000	3.4%

1 Mr. Banas’ base salary increased effective April 18, 2022 in light of continued growth into his role and to align his base salary to market.
2    Mr. Clark’s base salary increased effective April 18, 2022 in light of his assumption of responsibilities for the Company’s Commercial function and the criticality of the role.
3    Mr. Couch’s base salary increased effective April 18, 2022, reflecting a market adjustment to align his base salary with his responsibility for multiple functions.
4 The increase to Ms. Totsky’s base salary became effective April 18, 2022 and reflected continued growth into her role and a market adjustment to align her base salary to market.
Annual Incentive Award
Prior to or early in each fiscal year, the Compensation Committee determines target annual incentive opportunities payable to the NEOs upon the achievement of performance targets approved by the Compensation Committee for the year. For 2022, the Compensation Committee determined that the relevant performance metrics would include both a Company financial performance metric, namely Adjusted EBITDA, along with strategic ESG performance metrics. Incorporating strategic ESG metrics for purposes of annual incentive opportunities for NEOs was deemed appropriate by the Compensation Committee as ESG initiatives are believed to support delivery of value to all of our stakeholders and ensure the long-term sustainability of the Company. For purposes of evaluating potential 2022 incentive payouts, achievement against the Adjusted EBITDA financial metric determined 85% of funded incentive amounts, with the remaining 15% of funded incentive amounts dependent upon achievement relative to prescribed ESG metrics. No payout was to be funded with respect to achievement against strategic ESG metrics unless a threshold payout was earned with respect to performance relative to Adjusted EBITDA financial performance goals.
Adjusted EBITDA is deemed by the Compensation Committee to be an appropriate objective measurement of the financial performance of the Company because it is an indicator of our strategy to achieve sustained profitable growth and align executive compensation with the interests of our stockholders over the long term. With respect to our strategic ESG performance metrics, the Compensation Committee deemed the following metrics as appropriate for measuring Company performance with respect to ESG initiatives, each of which contribute equally to the 15% funding of annual incentive amounts associated with ESG performance:

•Safety, as measured by achieved Total Incident Rate (TIR)
•Energy consumption, as measured by year-over-year improvement in electricity consumption as a percentage of normalized hours worked, and
•Overall talent, as measured by the Company’s ability to create and sustain a high-performance organization through the identification, recruitment, development, and retention of a diverse, high-quality workforce.
Each metric is equally weighted at 5% and could be earned from 0-200% of target.
For 2022, the Compensation Committee established a “threshold” or minimum performance Adjusted EBITDA goal, the achievement of which entitled NEOs to a payment equal to 25% of the target incentive associated with Company financial performance, which decreased from 37.5% of target in 2021. In connection with the decrease of the threshold payment percentage, the threshold level of performance was also decreased from 80% to 50% of the target Adjusted EBITDA goal. The decrease in the threshold level of performance and the corresponding payout was reflective of continued industry volatility and associated challenges with establishing financial goals. The Compensation Committee’s future expectation, upon return to greater levels of certainty and reduced volatility within the business and industry, is to return to a structure similar to the historical program of setting threshold performance of 85% of target earning a payout of 50% of target.
The Compensation Committee further established “threshold,” “target” and “maximum” performance safety and energy consumption goals, as disclosed further below. No formulaic performance levels were established for purposes of the overall talent ESG metric. Instead, performance as it relates to overall talent was measured on a qualitative basis, supported by a number of factors which included: (1) diversity of candidates on senior leadership team succession plans, (2) diversity hiring and staffing by function and level, (3) salaried employee training hours, (4) salaried employee turnover rates, and (5) salaried employee internal fill rates.
The Company sets challenging targets in the annual incentive plan as evidenced by below target payouts in 2020 and 2022 and no payouts in all other years since 2017. No annual incentive award is payable if the Company fails to meet the threshold performance goal for Adjusted EBITDA, unless the Compensation Committee applies a discretionary adjustment in extraordinary situations. The Compensation Committee also sets a “superior performance” level, the achievement of which entitles NEOs to a maximum payout equal to 200% of the target amounts. The superior performance level represents a goal deemed difficult to achieve at the beginning of the year based on the assumptions underlying our business plan. Actual annual incentive payments are determined using linear interpolation for performance attainment between “threshold” and “target” and between “target” and “superior.”
While funding of the bonus pool is determined based on Adjusted EBITDA and ESG performance, the annual incentive plan provides that the Compensation Committee may recommend a discretionary adjustment to the potential award amount for any participant based upon overall individual performance and/or other factors; provided that the final total awarded amount may not be greater than 200% of target amount for the performance award. As such, with respect to NEOs, the calculated payout may be subject to downward adjustment to 0% and to upward adjustment to 200% of target at the discretion of the Compensation Committee in extraordinary situations.
For 2022, the Compensation Committee established target awards under the AIP for each NEO based on a percentage of base salary as follows: 120% for Mr. Edwards; 75% for Mr. Banas; 70% for Messrs. Clark and Couch; and 65% for Ms. Totsky. Compared to 2021, the target award amount for Mr. Clark increased from 65% to 70% effective January 1, 2022, in recognition of the criticality of his position, his assumption of responsibilities for the Company’s Commercial function, and progression toward alignment with market data. Compared to 2021, the target award amount for Mr. Couch increased from 65% to 70% effective January 1, 2022, reflective of his responsibilities for multiple Company functions. The target award amounts for Messrs. Edwards and Banas, as well as Ms. Totsky, remained unchanged from 2021.
The Compensation Committee set Adjusted EBITDA targets applicable to the Company as a whole in accordance with our 2022 business plan as approved by the Board of Directors, as outlined below. For 2022, achievement against the Adjusted EBITDA financial metric determined 85% of funded incentive amounts.

2022 Achievement Level (85% Weighting)	Adjusted EBITDA[1] (000)	Award Payout as % of Award Target
Below Threshold	Below $30,000	0%
Threshold (50% of target performance)	$30,000	25%
Target	$60,000	100%
Superior (115% of target performance)	$69,000+	200%

1Adjusted EBITDA is not a measure recognized under U.S. GAAP and is defined as net income plus income tax expense, interest expense net of interest income, depreciation and amortization, and certain items that management does not consider to be reflective of the Company's core operating performance. Adjusted EBITDA, for AIP purposes, for 2022 was calculated net of all incentive plan payouts other than neutralizing the impact of a discretionary adjustment made to the bonus programs for non-executive officers. The neutralizing of that adjustment increased Adjusted EBITDA for AIP purposes from $37.9 million to $43.4 million.

For 2022, the Compensation Committee set safety (TIR) and energy consumption improvement (electricity usage as a percentage of normalized hours worked) targets applicable to the Company as a whole, as described below. For 2022, these two metrics were evenly weighted with achievement against each determining 5% of funded incentive amounts. Each could be earned from 0-200% of target.

2022 Achievement Level - Safety (5% Weighting)	Total Incident Rate (TIR)	Award Payout as % of Award Target
Below Threshold	Above 0.68	0%
Threshold (80% of target performance)	0.68	50%
Target	0.57	100%
Superior (130% of target performance)	0.4 (or below)	200%

2022 Achievement Level - Energy Consumption (5% Weighting)	Electricity Consumption Improvement as a % of Normalized Hours Worked	Award Payout as % of Award Target
Below Threshold	Below 1.6% Improvement	0%
Threshold (80% of target performance)	1.6% Improvement	50%
Target	2.0% Improvement	100%
Superior (120% of target performance)	2.4%+ Improvement	200%

In 2022, for purposes of the AIP, our Adjusted EBITDA was $43.4 million, which was between threshold and target performance. Further, with respect to our measurable ESG metrics, TIR achievement was 0.33 for 2022, which was above superior performance level, and our improvement in electricity consumption was 3.0%, which was also above superior performance. Finally, the assessment of performance relative to our overall talent ESG metric was believed to have satisfied target level, noting favorable results associated with salaried turnover and salaried internal fill rate, as well as progress related to diversity of candidates on senior leadership team succession plans and in the area of diverse hiring.

2022 AIP Metrics	Weighting	Actual Performance	Payout Achievement	Weighted Payout (as % of Award Target)
Adjusted EBITDA	85%	$43.4 million	58.43%	49.7%
Strategic ESG Metrics:
Safety (TIR)	5%	0.33 TIR	200% (Superior)	10.0%
Energy Consumption (Electricity Consumption Improvement)	5%	3.0%	200% (Superior)	10.0%
Overall Talent	5%	Achieved	100% (Target)	5.0%
Total 2022 Payout	100%			74.7%

Overall performance achievement for 2022 resulted in a payout at 74.7% of target on a weighted basis, resulting in the following AIP award payments to our NEOs as follows.

NEOs	2022 Year- End Base Salary	Target Bonus Opportunity	Weighted Achievement as a Percent of Target Award	2022 Amount Earned Under AIP
Mr. Edwards	$1,000,000	120%	74.7%	$896,400
Mr. Banas	$515,000	75%	74.7%	$288,529
Mr. Clark	$500,000	70%	74.7%	$261,450
Mr. Couch	$480,000	70%	74.7%	$250,992
Ms. Totsky	$450,000	65%	74.7%	$218,498

Long-Term Incentive Compensation
2022 Long-Term Incentive Program
The 2021 Omnibus Incentive Plan (“2021 Plan”) authorizes the Compensation Committee to award stock options, stock appreciation rights, shares of common stock, restricted stock, RSUs, incentive awards, and certain other types of awards to our key employees and directors. Except in the case of newly hired or promoted executives, it has been the practice of the Compensation Committee to grant incentive awards, including equity-based incentive awards, during the first quarter of the calendar year so that all elements of executive target TDC can be considered in a coordinated, comprehensive manner.
For 2022, the Compensation Committee, following consultation with FW Cook, determined that equity-based awards to our NEOs should have a value generally equal to or below the typically targeted market median for executives in comparable positions due to the decline in Company stock price, a lower market capitalization and the limited number of shares available under the 2021 Plan. The equity-based awards we granted in 2022 consisted of stock-settled time-vested RSUs, and performance-based RSUs (“Performance RSUs”) which can be settled in cash or stock, at the discretion of the Compensation Committee. Performance RSUs can be earned based on both Company financial (ROIC) performance (“Financial Performance RSUs”) and Relative Total Shareholder Return (“RTSR”) performance to a Comparator group (“TSR Performance RSUs”). No stock options were granted for 2022.
The percentage mix of the three Long-Term Incentive Program (“LTIP”) vehicles granted in 2022 (on a grant date fair value basis) was approximately 40%, 20%, and 40% for Financial Performance RSUs, TSR Performance RSUs, and time-vested RSUs, respectively, which increased the Performance RSU weighting from 50% in 2021 to 60% in 2022. For 2022, the Compensation Committee determined to change the mix of equity awards granted under the LTIP, including removal of stock options and inclusion of both Financial Performance RSUs and TSR Performance RSUs, as a result of a number of factors, including that the elimination of stock options eases share reserve burden, the granting of stock options have become a minority practice among peer companies and inclusion of standalone RTSR performance-based RSUs helps to further align pay with shareholder value.
With the exception of Mr. Edwards, all NEOs received increases in their targeted 2022 LTIP value as compared to their 2021 targeted LTIP values in order to move toward levels closer to the market median for current roles or to recognize increases in responsibility. Mr. Edwards’ targeted LTIP value was unchanged at $3,800,000 for 2022. Mr. Banas’ targeted LTIP value increased from $750,000 to $825,000, reflective of a market adjustment in connection with target TDC remaining below that of the peer group and market median. Mr. Clark’s targeted LTIP value increased from $400,000 to $550,000, moving his value closer to, but remaining below market median. Mr. Couch’s targeted LTIP value increased from $450,000 to $485,000, reflective of the significance of his role given his continued responsibility for multiple functions in Advanced Material Science, Product Development/Strategy, and Program Management & Engineering. Ms. Totsky’s targeted LTIP value increased from $450,000 to $550,000, reflective of continued growth in her role and market adjustment in connection with TDC which remains below the market median. The percentage of targeted LTIP value increase from 2021 to 2022, the grant value approved by the Compensation Committee for the 2022 annual equity awards, and the number of units granted in 2022 are as follows:

				Number of Awards Granted in 2022[1]
	2021 Targeted LTIP Grant Value	2022 Targeted LTIP Grant Value	% Change from 2021 to 2022	Financial Performance RSUs at Target	TSR Performance RSUs at Target[2]	Time Vested RSUs
Mr. Edwards	$3,800,000	$3,800,000	—%	70,241	36,965	70,241
Mr. Banas	$750,000	$825,000	10.0%	15,250	8,026	15,250
Mr. Clark	$400,000	$550,000	37.5%	10,167	5,351	10,167
Mr. Couch	$450,000	$485,000	7.8%	8,965	4,718	8,965
Ms. Totsky	$450,000	$550,000	22.2%	10,167	5,351	10,167

1 The Company’s 20-day average closing stock price as of the fifth day preceding the date of grant was used to convert targeted LTIP award levels to units granted in 2022. For NEO grants in 2022, the number of units were calculated using price of $21.64.
2 The number of TSR Performance Units granted to NEOs in 2022 were calculated using a price of $20.56 which reflects the 20-day average closing stock price as of the fifth day preceding date of grant ($21.64) and a factor of 0.95, reflecting an approximate accounting value as determined by an independent valuation.

2022 Performance-Based Restricted Stock Units
Following its review of the benchmarking analysis by FW Cook, and considering peer group prevalence data, the Compensation Committee determined that the value of the Performance RSUs granted in 2022 should approximate 60% of the total value of each NEO’s annual long-term incentive opportunity. Further, the Compensation Committee determined that Performance RSUs granted in 2022 should be comprised of a mix of Financial Performance RSUs and TSR Performance RSUs. Financial Performance RSU payout is based on the Company’s capital efficiency during two, one-year performance periods (2022 and 2023). TSR Performance RSU payout is based on the Company’s RTSR performance versus a pre-established comparator group over the three-year performance period (2022-2024). We believe Performance RSUs align the interests of our NEOs with those of our stockholders and further emphasize the importance of our long-term performance.
For 2022, all Performance RSUs may be settled in cash or stock, at the discretion of the Compensation Committee (versus the exclusively cash-settled Performance RSUs granted in 2021). The 2022 Performance Units were issued with optionality as to the settlement method due to desire to stock-settle awards where possible, but reflective of the limited number of shares available under the 2021 Plan.
The Financial Performance RSUs provide a grant of units earned based on two separate one-year performance periods ending on December 31, 2022 and 2023, respectively, where:
•Half of the Financial Performance RSUs granted in 2022 can vest as of December 31, 2023 if the financial performance goals for the performance period ending December 31, 2022 are achieved at the target level, subject to the NEO’s continued employment through December 31, 2023. Actual achieved units are based on performance achieved during 2022. If the Company’s ROIC for 2022 is at target, the full one-half of total target Financial Performance RSUs granted will be eligible to vest. Further, if the Company’s ROIC for 2022 is 80% of the target performance goal, then 50% of such units granted will be eligible to vest. If the Company’s ROIC for 2022 is 120% of the target performance goal, then the maximum of two times the number of such units will be eligible to vest. Achievement of the performance goal between threshold and target, and between target and maximum will be linearly interpolated. Our ROIC for the one-year period ending December 31, 2022 was (8.6)%, which was below the pre-established threshold performance level set at a 810 bps improvement relative to 2021. As such, no Financial Performance RSUs were earned by our NEOs for 2022 performance.
•The second half of total Financial Performance RSUs granted can vest as of December 31, 2024 if the financial performance goals for the performance period ending December 31, 2023 are achieved at the target level, subject to the NEO’s continued employment through December 31, 2024. Actual achieved units are based on performance achieved during 2023, with goals for the 2023 performance period having been set by the Compensation Committee in early 2023. Further, if the Company’s ROIC for 2023 is 80% of the target performance goal, then 50% of such units granted will be eligible to vest. And, if the Company’s ROIC for 2022 is 120% of the target performance goal, then the maximum of two times the number of such units will be eligible to vest. Achievement of the performance goal between threshold and target, and between target and maximum will be linearly interpolated.
The two separate one-year performance periods for the 2022 grants of Financial Performance RSUs replaced a two-year performance period used for the 2021 Performance RSUs to retain the long-term orientation of the program but to balance the continued difficulty in forecasting business performance over two or three years given industry and macroeconomic uncertainty. Additionally, the backloaded vesting associated with each of the one-year performance periods was similar to the backloaded vesting used with 2021 Performance RSUs, which replaced a traditional three-year cliff vesting to promote leadership retention and hold executives accountable for multi-year stock price performance. Further, with implementation of TSR Performance Units granted in 2022, based on standalone TSR performance relative to a comparator group, the 2022 Financial Performance RSUs no longer included a relative total shareholder return modifier, as was included with the 2021 Performance RSUs.
The TSR Performance RSUs provide a standalone grant of units that cliff vest after three years if we achieve established performance goals based on RTSR performance of the Company relative to that of a comparator group for a single, three-year performance period ending on December 31, 2024. If the Company’s RTSR performance for the three-year performance period ending December 31, 2024 is at target, or median of the comparator group, 100% of the TSR Performance RSUs will vest. If the Company’s RTSR performance achieves the threshold level, or 25th percentile of the comparator group, one half of the TSR Performance Units will vest. If the Company’s RTSR performance achieves the maximum level, or 75th percentile of the comparator group, then the maximum of two times the number of TSR Performance Units will vest. No payout occurs if the Company’s RTSR is below the 25th percentile of the comparator group. Achievement of the performance goal between threshold and target, and between target and maximum, will be linearly interpolated.
The comparator group for RTSR is different from the benchmarking peer group identified in “Executive Compensation Review for 2022” under the Processes Relating to Executive Compensation section above, as the RTSR comparator group: (1) is less encumbered by company size than the benchmarking peer group since target TDC levels are strongly correlated to size, (2) is design to be comprised of closer business peers whose stock prices are similarly correlated to ensure that performance comparisons are meaningful, and (3) needs to be large enough to sustain three years of merger and acquisition activity given the multi-year nature of the award. The 2022 RTSR comparator group companies were:

•	Adient plc	•	Genthern	•	Stoneridge, Inc.
•	American Axle & Manufacturing Holdings, Inc.	•	LCI Industries	•	The Goodyear Tire & Rubber Company
•	Aptiv PLC	•	Lear Corporation	•	Tenneco Inc.
•	Autoliv, Inc.	•	Linamar Corporation	•	TI Fluid Systems plc
•	BorgWarner Inc.	•	Magna International Inc.	•	Visteon Corporation
•	Dana Incorporated	•	Martinrea International Inc.
•	Gentex Corporation	•	Standard Motor Products Inc.
2022 Time-Vested Cash-Settled Restricted Stock Unit Awards
For 2022, we granted time-vested stock settled RSUs to our NEOs, similar to the time-vested stock settled RSUs granted in 2021. The 2022 RSUs vest ratably over a three-year period, beginning as of March 1, 2022 (“Vest-From Date”), compared to the 2021 RSUs which provided for cliff vesting after three years. Following its review of a benchmarking analysis by FW Cook, and with implementation of a new mix of LTIP vehicles granted in 2022, the Compensation Committee determined that the value of time-vested RSUs granted in 2022 should constitute approximately 40% of the total value of the long-term incentive awards granted, an increase from 20% in 2021. Further, the Compensation Committee determined to modify the vesting schedule to provide for ratable vesting in alignment with market trends and concluded that the use of a Vest-From Date will aid in equity program administration by aligning future vesting dates for time-vested RSU awards. We believe that the use of time-vested RSUs as a component of compensation helps retain executives and aligns the interests of our executives and stockholders, as the value of RSUs is directly linked to the price of our common stock.

Payouts under the 2021 Performance-Based Restricted Stock Units
In 2021, the Compensation Committee granted performance-based RSUs for each of the NEOs who was employed by us at the time for the two-year period ending December 31, 2022.
The LTIP awards for the two-year performance period ending December 31, 2022 were based on the achievement of a target ROIC of 4.8%, subject to continued service. Pursuant to the terms of the awards, payouts were to be determined as follows:

Achievement Level	Two-Year Average Return on Invested Capital	Award Payout as % of Award Target
Below Threshold	Below 3.8%	0%
Threshold (80% of target performance)	3.8%	50%
Target	4.8%	100%
Superior (120% of target performance)	5.7% +	200%

Actual earnouts are determined using linear interpolation for performance attainment between “threshold” and “target” and between “target” and “superior.” The actual average ROIC of the Company for the performance period was (11.9)%, which resulted in no earnout.

Payouts under the 2022 Performance-Based Restricted Stock Units (Financial Performance RSUs)
As described above, in 2022, the Compensation Committee granted performance-based RSUs for each of the NEOs, which included two separate one-year performance periods ending December 31, 2022 and 2023, respectively.
The Financial Performance RSU awards for the performance period ending December 31, 2022 were based on the achievement of a target ROIC in 2022, and would vest as of December 31, 2023, subject to continued service through that date. Pursuant to the terms of the awards, payouts were to be determined as follows:

Achievement Level	One-Year Return on Invested Capital	Award Payout as % of Award Target
Below Threshold	<810 bps improvement vs. 2021 actual ROIC	0%
Threshold (80% of target performance)	810 bps improvement vs. 2021 actual ROIC	50%
Target	930 bps improvement vs. 2021 actual ROIC	100%
Superior (120% of target performance)	1,050+ bps improvement vs. 2021 actual ROIC	200%
Actual payouts are determined using linear interpolation for performance attainment between “threshold” and “target” and between “target” and “superior.” The actual ROIC of the Company for the performance period was a reduction in ROIC relative to 2021 equal to 210 bps, which resulted in payouts of 0% of the total target units granted under the Financial Performance RSU awards for the performance period ending December 31, 2022. No adjustments were made to the Financial Performance RSU awards payout. The second half of the total target units granted under the Financial Performance RSU awards may be earned based on ROIC achievement against targets for the performance period ending December 31, 2023.
Special Bonuses
In addition to the annual cash incentive program, we may from time to time pay our NEOs discretionary bonuses as determined by the board of directors or the Compensation Committee to reflect superior individual performance, to recognize new roles and responsibilities, to attract new hires or to compensate new hires for amounts forfeited from their previous employer. No such bonuses were provided to NEOs in respect of 2022.
Retirement Plan Benefits
Our NEOs participate in a tax-qualified 401(k) retirement savings plan (the “CSA Savings Plan”) and our nonqualified retirement plan. Benefits under these plans provide executives with an income source during their retirement years and reward executives for long-term service to the Company. We believe that our retirement plans are generally competitive in the automotive industry and assist the Company in attracting and retaining a high caliber executive leadership team. Please see the 2022 Nonqualified Deferred Compensation table and the accompanying narrative for further information regarding our retirement plans.
Termination and Change of Control Benefits
Our NEOs receive certain benefits upon certain termination events including following a change of control of the Company under the Executive Severance Pay Plan. These benefits, described in detail under “Terms Applicable to Payments upon Termination of Employment,” are intended to ensure that the executive leadership team is able to objectively evaluate potential change of control transactions without the distraction of the potential impact such transactions may have on their employment.
Health Benefits
We provide our NEOs with health and welfare benefits that are available to all of our salaried employees. Our plan is a flexible plan which permits participants to choose among various co-pay options and available benefits, including medical, prescription drug, dental, long-term disability and life insurance, and other benefits depending on the needs of the participant and his or her dependents. These benefits help us remain competitive in attracting and retaining a high-caliber management team.
Perquisites
Our executives are provided with a vehicle allowance. This program helps us to attract and retain a high-caliber management team in the very competitive automotive supplier industry. The value of this benefit is treated as ordinary income for tax purposes at the full extent of its value, and participants, including the NEOs, do not receive any tax “gross up” payments or similar compensation to cover this tax.

Stock Ownership Policy
We require that our officers achieve and maintain levels of ownership of our common stock. The levels are based on multiples of each officer’s base salary. The Compensation Committee reviewed the stock ownership policy in June 2022 for market appropriateness and best practices. Based on its review, and input from FW Cook and management, the committee concluded that the terms and provisions of the policy remained appropriate; therefore, no changes were recommended and no changes were approved by the Compensation Committee. Under our policy, officers are required to hold 50% of the net shares resulting from stock option exercises or vesting of other stock-based awards until they reach the applicable ownership level based on position. Only shares owned outright and time-vested RSUs count toward satisfaction of the guideline (time-vested RSUs are counted on an after-tax basis assuming a 35% tax rate for ease of administration). The “in-the-money” spread of outstanding stock options and the value of unearned performance-based restricted stock units do not count toward satisfaction of the guideline. This policy is intended to align the interests of our key executives with the interests of our stockholders by maintaining a strong link between the Company’s long-term success and the ultimate compensation of key executives. The 2022 stock ownership requirement was as follows:

Positions	Stock Ownership Level (Multiple of Base Salary)
Chief Executive Officer	6X
Chief Financial Officer	3X
All Other NEOs	2X
All NEOs are in compliance with the required multiple of base salary or are retaining their acquired amounts until they reach the required multiple.
Policy Concerning Transactions Involving Company Securities
We have a policy applicable to all directors, officers, and employees that prohibits certain transactions involving our stock, including engaging in short-term speculative transactions, which includes hedging transactions and buying or selling put or call options. The policy also prohibits holding the Company’s securities in a margin account, pledging the Company’s securities as collateral for a loan, and engaging in short sales of the Company’s securities.
Clawback Policy
Cooper Standard has a compensation recovery (“clawback”) policy. The policy authorizes the Board to recoup incentive compensation paid to executive officers, including our NEOs, in the event the Company experiences a material financial restatement. Recoverable compensation is any cash or equity-based compensation for which the grant, payment, or vesting was predicated upon the achievement of financial results that were derived from financial statements that are required to be restated, except where such restatement is required due to changes in accounting rules or standards, immaterial correction of errors, or changes in applicable law. The SEC recently adopted final rulemaking with respect to issuer recoupment policies that will require further rulemaking by the NYSE. The Company intends to revisit its clawback policy when NYSE rulemaking regarding recoupment policies becomes effective and the policy will be updated to comply with all final requirements.

Compensation Committee Report
The Compensation Committee of the Board of Directors of Cooper-Standard Holdings Inc. oversees our executive compensation program. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement.
In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be incorporated in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and included in this Proxy Statement.
Compensation Committee
John G. Boss, Chair
David J. Mastrocola
Robert J. Remenar
Stephen A. Van Oss

Executive Compensation
Set forth below is information regarding compensation for services to the Company in all capacities of the following NEOs during the year ended December 31, 2022: (i) our current chief executive officer; (ii) our current chief financial officer; and (iii) the three most highly compensated executive officers other than the chief executive officer and chief financial officer who were serving as executive officers at December 31, 2022.
2022 Summary Compensation Table

Name and Principal Position(1)	Year	Salary(2)	Bonus	Stock Awards(3)	Option Awards	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation		Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Jeffrey S. Edwards, Chairman and Chief Executive Officer	2022	$1,000,000	—	$2,689,813	—	$896,400	—	$121,545	(6)	$4,707,758
	2021	$1,000,000	—	$2,738,195	$1,140,004	—	—	$209,745		$5,087,944
	2020	$1,038,462	$840,000	$2,004,732	$900,001	—	—	$126,150		$4,909,345
Jonathan P. Banas, Executive Vice President and Chief Financial Officer	2022	$510,385	—	$583,992	—	$288,529	—	$68,260	(7)	$1,451,166
	2021	$500,000	$15,000	$540,441	$225,008	—	—	$96,308		$1,376,757
	2020	$516,922	$262,500	$421,011	$189,001	—	—	$61,065		$1,450,499
Patrick R. Clark, Senior Vice President and Managing Director - Global Automotive	2022	$481,539	—	$389,343	—	$261,450	—	$565,009	(8)	$1,697,341

Christopher E. Couch, Senior Vice President, Chief Technology Officer	2022	$475,385	—	$343,308	—	$250,992	—	$64,487	(9)	$1,134,172
	2021	$456,346	$13,950	$302,262	$155,016	—	—	$82,101		$1,009,675

Joanna M. Totsky, Senior Vice President, Chief Legal and Transformation Officer and Secretary	2022	$445,385	—	$389,343	—	$218,498	—	$61,931	(10)	$1,115,157
	2021	$435,000	$13,050	$324,303	$135,008	—	—	$81,339		$988,700

1The column reflects each NEO’s position as of December 31, 2022.
2Amounts shown reflect the NEO's annual base salary earned during the fiscal year and are not reduced to reflect the NEOs’ elections, if any, to defer receipt of salary into the CSA Savings Plan for salaried U.S. employees.
3The amounts shown in column (e) represent the aggregate grant-date fair value of time-vested RSUs, Financial Performance RSUs and TSR Performance RSUs, which were granted under the 2021 Plan on February 16, 2022, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Stock Compensation (“ASC Topic 718”). In the case of Financial Performance RSUs and TSR Performance RSUs, the amounts shown are based on the probable outcome of performance conditions at the time of the grant, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC Topic 718 as follows: Mr. Edwards, $1,569,469; Mr. Banas, $340,754; Mr. Clark, $227,179; Mr. Couch, $200,316; and Ms. Totsky, $227,179. Assuming the highest level of performance is achieved for the Financial Performance RSUs, the maximum value of the Financial Performance RSU awards at the grant date would be as follows: Mr. Edwards, $1,120,344; Mr. Banas, $243,238; Mr. Clark, $162,164; Mr. Couch, $142,992; and Ms. Totsky, $162,164. The value of the TSR Performance RSUs is market-based; thus no maximum grant date fair value is known. The fair value of the TSR Performance RSU awards at the grant date would be as follows: Mr. Edwards, $449,125; Mr. Banas, $97,516; Mr. Clark, $65,015; Mr. Couch, $57,324; and Ms. Totsky, $65,015. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 20 to the Company’s audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

4The amounts shown in column (g) represent the bonus payments for 2022 under the Company’s annual incentive award program. Payouts under the annual incentive program were made based on achievement by the Company of Adjusted EBITDA as compared to the established targets, as well as performance against strategic ESG metrics and related established targets. The determination of the amounts achieved is described under “Annual Incentive Award” under the Executive Compensation Components section of the Compensation Discussion and Analysis.
5The amount shown in column (h) represents for each NEO the sum of the aggregate annualized change in the actuarial present value of accumulated benefits under all defined benefit and actuarial pension plans (qualified and non-qualified, including supplemental plans) from the plan measurement date used for financial statement reporting purposes with respect to the prior completed fiscal year to the plan measurement date used for financial statement reporting purposes with respect to the covered fiscal year. Mr. Clark is the only NEO that has a defined benefit pension and the change in the actuarial present value of his accumulated benefits was negative. Negative amounts are reported as zero for this purpose.
6The amount shown in column (i) for Mr. Edwards represents Company contributions under the CSA Savings Plan ($21,350) and nonqualified Supplemental Executive Retirement Plan ($84,910); car allowance ($12,000); and life insurance premiums paid by the Company ($3,285).
7The amount shown in column (i) for Mr. Banas represents Company contributions under the CSA Savings Plan ($21,350) and nonqualified Supplemental Executive Retirement Plan ($33,500); car allowance ($12,000); and life insurance premiums paid by the Company ($1,410).
8The amount shown in column (i) for Mr. Clark represents Company contributions under the CSA Savings Plan ($21,350) and nonqualified Supplemental Executive Retirement Plan ($29,212); life insurance premiums paid by the Company ($829); and the value of Company-paid costs associated with Mr. Clark's expatriate assignment (totaling $513,618). The expatriate benefits include a goods and services allowances ($8,889); the cost of a company-provided vehicle ($12,763); housing costs ($50,154); travel-related expenses ($31,660); tax preparation services ($1,500); and language services ($399). The expatriate benefits also include payment of German income taxes ($251,906); U.S. federal and state tax payments ($64,299); and U.S. tax gross ups ($92,048).
9The amount shown in column (i) for Mr. Couch represents Company contributions under the CSA Savings Plan ($21,350) and nonqualified Supplemental Executive Retirement Plan ($29,826); car allowance ($12,000); and life insurance premiums paid by the Company ($1,311).
10The amount shown in column (i) for Ms. Totsky represents Company contributions under the CSA Savings Plan ($21,350) and nonqualified Supplemental Executive Retirement Plan ($26,676); car allowance ($12,000); and life insurance premiums paid by the Company ($1,905).

2022 Grants of Plan-based Awards
The following table sets forth information regarding plan-based awards made to the NEOs during 2022.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (#) (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair value of Stock and Option Awards ($) (2)
Name	Award Type	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Jeffrey S. Edwards	Annual Bonus (3)	N/A	$255,000	$1,200,000	$2,400,000	—	—	—	—	—	—	—
	RSUs (4)	2/16/2022	—	—	—	—	—	—	70,241	—	—	$1,120,344
	Financial Performance RSUs (5)	2/16/2022	—	—	—	35,121	70,241	140,482	—	—	—	$1,120,344
	TSR Performance RSUs (6)	2/16/2022	—	—	—	18,483	36,965	73,930	—	—	—	$449,125
Jonathan P. Banas	Annual Bonus (3)	N/A	$82,078	$386,250	$772,500	—	—	—	—	—	—
	RSUs (4)	2/16/2022	—	—	—	—	—	—	15,250	—	—	$243,238
	Financial Performance RSUs (5)	2/16/2022	—	—	—	7,625	15,250	30,500	—	—	—	$243,238
	TSR Performance RSUs (6)	2/16/2022	—	—	—	4,013	8,026	16,052	—	—	—	$97,516
Patrick R. Clark	Annual Bonus (3)	N/A	$74,375	$350,000	$700,000	—	—	—	—	—	—
	RSUs (4)	2/16/2022	—	—	—	—	—	—	10,167	—	—	$162,164
	Financial Performance RSUs (5)	2/16/2022	—	—	—	5,084	10,167	20,334	—	—	—	$162,164
	TSR Performance RSUs (6)	2/16/2022	—	—	—	2,676	5,351	10,702	—	—	—	$65,015
Christopher E. Couch	Annual Bonus (3)	N/A	$71,400	$336,000	$672,000	—	—	—	—	—	—	—
	RSUs (4)	2/16/2022	—	—	—	—	—	—	8,965	—	—	$142,992
	Financial Performance RSUs (5)	2/16/2022	—	—	—	4,483	8,965	17,930	—	—	—	$142,992
	TSR Performance RSUs (6)	2/16/2022	—	—	—	2,359	4,718	9,436	—	—	—	$57,324
Joanna M. Totsky	Annual Bonus (3)	N/A	$62,156	$292,500	$585,000	—	—	—	—	—	—	—
	RSUs (4)	2/16/2022	—	—	—	—	—	—	10,167	—	—	$162,164
	Financial Performance RSUs (5)	2/16/2022	—	—	—	5,084	10,167	20,334	—	—	—	$162,164
	TSR Performance RSUs (6)	2/16/2022	—	—	—	2,676	5,351	10,702	—	—	—	$65,015

1The number of shares represents the range of potential payouts under the Financial Performance RSU and TSR Performance RSU awards granted under the 2021 Plan. The number of performance units that are earned, if any, associated with the Financial Performance RSUs awards will be based on performance for fiscal years 2022 and 2023, and will be determined after the end of both fiscal year 2022 and 2023, in each case with respect to one-half of the target total units granted. The number of performance units that are earned, if any, associated with the TSR Performance RSUs awards, will be based on performance for fiscal years 2022 to 2024, and will be determined after the end of fiscal year 2024.
2Represents the grant-date fair value of time-vested RSU, Financial Performance RSU and TSR Performance RSU awards granted under the 2021 Plan on February 16, 2022, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 20 to the Company’s audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
3For 2022, the Compensation Committee approved target annual incentive awards under the AIP for executive officers and, as the basis for determining the entitlement of executives to actual payment of annual incentive awards, set an Adjusted EBITDA performance target for the year in accordance with the Company’s 2022 business plan approved by the Company’s Board. Funding of the bonus pool was determined 85% based on Adjusted EBITDA performance, and 15% based on performance of executive officers against strategic ESG metrics, with earnout based on ESG metrics performance only available to the extent there is earnout based on Adjusted EBITDA performance. The determination of annual incentive award payments is described under “Annual Incentive Award” under the Executive Compensation Components section. The amounts set forth under “Estimated Future Payouts under Non-Equity Incentive Plan Awards” reflects the possible payouts of cash annual incentive awards under the AIP. Amounts reported in the “Threshold” column assume that the NEO only earns the minimum payout for the Adjusted EBITDA performance metric and earns no payout for performance against strategic

ESG metrics. For 2022, payouts under the annual incentive program were made based on achievement by the Company of Adjusted EBITDA and performance against established Adjusted EBITDA and strategic ESG targets. The determination of the amounts achieved is described under “Annual Incentive Award” under the Executive Compensation Components section of the Compensation Discussion and Analysis. Payouts, as approved by the Company's Compensation Committee, are noted under column (g) of the Summary Compensation Table.
4Represents time-vested RSUs granted under the 2021 Plan. These RSUs vest ratably, with one-third of the RSUs vesting on each of the first three anniversaries of March 1, 2022 ("vest from" date).
5Represents Financial Performance RSUs granted under the 2021 Plan. One-half of the Financial Performance RSUs are subject to the achievement of a ROIC performance goal during the one-year period commencing on January 1, 2022 and ending on December 31, 2022, and the remaining one-half are subject to the achievement of a ROIC performance goal during the one-year period commencing on January 1, 2023 and ending on December 31, 2023. The number of achieved Financial Performance RSUs for each of the two performance years is determined as soon as practicable after the end of the respective performance year, December 31, 2022 and December 31, 2023. No Financial Performance RSUs were earned for the performance year ended December 31, 2022.
Subject to performance during the performance period commencing on January 1, 2023 and ending on December 31, 2023, the achieved Financial Performance RSUs for the 2023 performance year will vest if employment with the Company continues until December 31, 2024. At the discretion of the Compensation Committee, the Company will settle achieved Financial Performance RSUs for the 2023 performance year by either delivering an amount of cash equal to the number of achieved Financial Performance RSUs multiplied by the closing stock price on the first anniversary of performance achievement determination date for the 2022 performance period or issuing a number of shares of common stock of the Company equal to the number of achieved Financial Performance RSUs that have vested.
The determination of the amounts achieved is described under “Long-Term Incentive Compensation” under the Executive Compensation Components section of the Compensation Discussion and Analysis.
6Represents TSR Performance RSUs granted under the 2021 Plan. The TSR Performance RSUs are subject to the achievement of a Relative Total Shareholder Return (RTSR) performance goal during the performance period commencing on January 1, 2022 and ending on December 31, 2024. RTSR performance is measured based on in relation to an identified comparator group during the performance period. The number of achieved TSR Performance RSUs will be determined as soon as practicable after the end of the performance period, December 31, 2024.
Subject to performance, the total achieved TSR Performance RSUs will vest if employment with the Company continues until December 31, 2024. At the discretion of the Compensation Committee, the Company will settle the total achieved TSR Performance RSUs by either delivering an amount of cash equal to the number of achieved TSR Performance RSUs multiplied by the closing stock price on the performance achievement determination date or issuing a number of shares of common stock of the Company equal to the number of achieved TSR Performance RSUs that have vested.
The determination of the amounts achieved is described under “Long-Term Incentive Compensation” under the Executive Compensation Components section of the Compensation Discussion and Analysis.

Outstanding Equity Awards at 2022 Fiscal Year End
The following table sets forth information concerning outstanding equity awards held by the NEOs at December 31, 2022.

	Option Awards(1)							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Number of Securities Underlying Unearned Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not vested ($) (3)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
(a)	(b)	(c)		(d)	(e)	(f)		(g)		(h)	(i)		(j)
Jeffrey S. Edwards	31,900	—			$66.23	3/20/2024	(4)	23,819	(5)	$215,800	—	(6)	—
	38,900	—			$56.27	2/19/2025	(4)	20,387	(7)	$184,706	35,120	(8)	318,187
	35,200	—			$68.50	2/18/2026	(4)	70,241	(9)	$636,383	18,483	(10)	$167,451
	26,573	—			$107.48	2/13/2027	(4)
	25,117	—			$112.71	2/13/2028	(11)
	45,293	—			$74.15	2/14/2029	(11)
	67,796	33,899	(12)		$25.19	2/13/2030	(11)
	22,196	44,393	(13)		$37.28	2/16/2031	(11)
Jonathan P. Banas	2,000	—			$68.50	2/18/2026	(4)	5,002	(5)	$45,318	—	(6)	—
	1,384	—			$107.48	2/13/2027	(4)	4,024	(7)	$36,457	7,625	(8)	69,083
	3,152	—			$108.00	6/7/2027	(11)	15,250	(9)	$138,165	4,013	(10)	$36,358
	4,248	—			$112.71	2/13/2028	(11)
	7,748	—			$74.15	2/14/2029	(11)
	14,237	7,119	(12)		$25.19	2/13/2030	(11)
	4,381	8,762	(13)		$37.28	2/16/2031	(11)
Patrick R. Clark	1,478	—			$112.71	2/13/2028	(11)	1,985	(5)	$17,984	—	(6)	—
	2,682	—			$74.15	2/14/2029	(11)	2,146	(7)	$19,443	5,083	(8)	46,052
	5,650	2,825			$25.19	2/13/2030	(11)	10,167	(9)	$92,113	2,676	(10)	$24,240
	2,336	4,674			$37.28	2/16/2031	(11)
Christopher E. Couch	2,700	—			$81.45	7/11/2026	(4)	1,985	(5)	$17,984	—	(6)	—
	1,897	—			$107.48	2/13/2027	(4)	1,878	(7)	$17,015	4,482	(8)	40,607
	1,581	—			$112.71	2/13/2028	(11)	2,034	(14)	$18,428	2,359	(10)	$21,373
	3,576	—			$74.15	2/14/2029	(11)	8,965	(9)	$81,223
	5,650	2,825	(12)		$25.19	2/13/2030	(11)
	2,044	4,090	(13)		$37.28	2/16/2031	(11)
	1,427	2,854	(15)		$24.59	7/28/2031	(11)
Joanna M. Totsky	923	—			$107.48	2/13/2027	(4)	2,740	(5)	$24,824	—	(6)	—
	1,293	—			$112.71	2/13/2028	(11)	2,415	(7)	$21,880	5,083	(8)	46,052
	2,980	—			$74.15	2/14/2029	(11)	10,167	(9)	$92,113	2,676	(10)	$24,240
	4,916	—			$45.46	7/1/2029	(11)
	3,898	3,899	(12)		$25.19	2/13/2030	(11)
	2,628	5,258	(13)		$37.28	2/16/2031	(11)

1All of the amounts presented in this portion of the table relate to options to purchase shares of the Company’s common stock granted to the NEOs under the following Plans:
- 2011 Plan (for awards granted in 2014, 2015, 2016, and on February 13, 2017);
- 2017 Plan (for awards granted on June 7, 2017 and in 2018, 2019, 2020, and on February 16, 2021); and,
- 2021 Plan (for awards granted on July 28, 2021).
2Represents options which have vested and were exercisable as of December 31, 2022.
3The values in column (h) equal the total number of shares of stock or RSUs listed in column (g) for each NEO multiplied by the value of Company common stock as of December 31, 2022. The values in column (j) equal the total number of shares of stock or Performance RSUs listed in column (i) for each NEO multiplied by the value of Company common stock as of December 31, 2022. The value of common stock as of December 31, 2022 was $9.06 per share, which was the closing price of Company stock listed on the NYSE on December 30, 2022.
4Options listed expire on the earliest to occur of: (i) the tenth anniversary of the date of grant; (ii) the first anniversary of the date of the optionee’s termination of employment due to death or disability, or in connection with a change of control; (iii)

the third anniversary of the date of the optionee’s termination of employment due to retirement after attaining age 65 or attaining age 60 with at least five years of service; or (iv) 90 days following the date of the optionee’s termination of employment by the Company and its affiliates for any reason not described in clauses (ii) through (iii) above.
5Represents time-vested, cash-settled RSUs granted on February 13, 2020, under the 2017 Plan that had not yet vested as of December 31, 2022. These RSUs cliff vest on the third anniversary of the date of grant.
6Target awards of cash-settled Performance RSUs were granted in February 2021 under the 2017 Plan to be earned in a multiple ranging from zero to two times the target awards based on our performance during the performance period commencing on January 1, 2021 and ending on December 31, 2022, subject to continued employment during the performance period. Performance for 2021 to 2022 paid out at 0% of target. Actual number of units earned are reflected in the table.
7Represents time-vested RSUs granted on February 16, 2021, under the 2017 Plan that had not yet vested as of December 31, 2022. These RSUs cliff vest on the third anniversary of the date of grant.
8Target awards of Financial Performance RSUs with optionality to be settled in cash or stock were granted in February 2022 under the 2021 Plan to be earned in a multiple ranging from zero to two times the target awards based on our performance during the performance period commencing on January 1, 2022 and ending on December 31, 2023, subject to continued employment during the performance period. One-half of the total target awards granted will be earned based on our performance during the one-year period commencing on January 1, 2022 and ending on December 31, 2022, with earned Financial Performance RSUs vesting as of December 31, 2023 and settled in 2024. The remaining half of the total target awards granted will be earned based on performance during the one-year period commencing on January 1, 2023 and ending on December 31, 2023, with earned Financial Performance RSUs vesting as of December 31, 2024 and settled in 2025. Performance for 2022 paid out at 0% of target, with no units earned with respect to one-half of the total target awards granted. Actual number of units earned are reflected in the table. Performance for 2023 is to be determined; therefore, the target amounts are shown in accordance with SEC rules for the remaining half of the total target awards granted. The actual number of units that will be issued with respect to the remaining half of the total target awards granted is not yet determinable.
9Represents time-vested RSUs granted on February 16, 2022, under the 2021 Plan that had not yet vested as of December 31, 2022. These RSUs vest ratably over three years.
10Target awards of TSR Performance RSUs with optionality to be settled in cash or stock were granted in February 2022 under the 2021 Plan to be earned in a multiple ranging from zero to two times the target awards based on relative Total Shareholder Return (RTSR) performance to a comparator group during the performance period commencing on January 1, 2022 and ending on December 31, 2024, subject to continued employment during the performance period. The TSR Performance RSUs earned will be settled in 2025. The actual number of shares that will be issued is not yet determinable.
11Options listed expire on the earliest to occur of: (i) the tenth anniversary of the date of grant; provided, however, that (other than as would otherwise result in the violation of Section 409A of the Internal Revenue Code (the “Code”)), to the extent an option would expire at a time when the holder of such option is prohibited by applicable law or by the Company’s insider trading policy from exercising the option (the closed window period), then such option shall remain exercisable until the thirtieth (30th) day following the end of the closed window period; (ii) the first anniversary (as defined in the 2017 Plan) of the date of the optionee’s termination of employment due to death or disability, or in connection with a change of control; (iii) the third anniversary of the date of the optionee’s termination of employment due to retirement after attaining age 65 or attaining age 60 with at least five years of service; or (iv) 90 days following the date of the optionee’s termination of employment by the Company or its affiliates for any reason not described in clauses (ii) or (iii) above.
12Represents outstanding options granted February 13, 2020 under the 2017 Plan, which have not vested and were unexercisable as of December 31, 2022. These options vest ratably over three years.
13Represents outstanding options granted February 16, 2021 under the 2017 Plan, which have not vested and were unexercisable as of December 31, 2022. These options vest ratably over three years.
14Represents time-vested RSUs granted on July 28, 2021 under the 2021 Plan, which had not yet vested as of December 31, 2022. These RSUs cliff vest on the third anniversary of the date of grant.
15Represents outstanding options granted July 28, 2021 under the 2021 Plan, which have not vested and were unexercisable as of December 31, 2022. These options vest ratably over three years.

2022 Option Exercises and Stock Vested
The following table sets forth information concerning the exercise of stock options and vesting of stock for each NEO during 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
(a)	(b)	(c)	(d)	(e)
Jeffrey S. Edwards	—	—	10,250	$173,020
Jonathan P. Banas	—	—	1,754	$29,608
Patrick R. Clark	—	—	607	$10,246
Christopher E. Couch	—	—	810	$13,673
Joanna M. Totsky	—	—	2,325	$19,809

1The number of shares reported includes the number of shares withheld by the Company for the payment of tax liabilities incurred upon the vesting of restricted stock units.
2The amount represents the market price of the underlying shares on the date of vesting.

2022 Pension Benefits
The following table sets forth the actuarial present value of accumulated benefit under the Cooper-Standard Automotive Inc. Salaried Retirement Plan (“Cooper Standard Retirement Plan”), which is frozen, as described in the narrative following this table, assuming benefits are paid at normal retirement age or the earliest retirement age at which participants receive unreduced benefits. The table also shows the number of years of credited service under the Cooper Standard Retirement Plan computed as of the same pension plan measurement date used in our audited financial statements for the year ended December 31, 2022. Mr. Clark is the only NEO who is a participant in the Cooper Standard Retirement Plan. Mr. Edwards, who was hired in 2012, Mr. Banas who was hired in 2015, and Mr. Couch and Ms. Totsky who were hired in 2016 are not eligible to participate in the Cooper Standard Retirement Plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (1) ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Patrick R. Clark	Cooper Standard Retirement Plan[2]	14.58	$135,347	$0

1Present values determined using a December 31, 2022 measurement date and reflect benefits accrued based on service through such date (no benefits were accrued based on pay earned during 2022). In October 2022, the Board approved the termination of the Cooper Standard Retirement Plan, with a Date of Plan Termination on December 31, 2022. The termination process includes offering active and deferred participants a lump sum option, estimated to occur in the fourth quarter of 2023, then subsequently purchasing annuities for all remaining participants with a qualified insurance company in 2024.
As a result, plan termination liabilities were determined for December 31, 2022 reporting. The figure reflected for Mr. Clark was determined assuming no pre-retirement mortality. It is assumed that cash balance participants will elect a lump sum at the assumed lump sum window date, December 1, 2023 with 80% likelihood, and the remaining 20% will be purchased by an insurance company at a 117.5% premium. These assumptions are applied to Mr. Clark's cash balance account for the lump sum portion and to the present value of Mr. Clark's benefit assuming a commencement date of age 65 and a 4.50% discount rate for the portion purchased by an insurance company.
2Mr. Clark is covered under the cash balance design for purposes of the qualified Cooper Standard Retirement Plan, which was frozen January 31, 2009.

Cooper Standard Retirement Plan
The Cooper Standard Retirement Plan is a defined benefit plan that covers non-union employees of the Company in the United States, including eligible NEOs. The applicable provisions of the Cooper Standard Retirement Plan for eligible NEOs (cash balance provisions) state benefits in the form of a hypothetical account established for each participant. Prior to the freeze of the Cooper Standard Retirement Plan effective January 31, 2009, annual pay credits were added to a participant’s cash balance account at the end of each year, based on the participant’s compensation for the year and the sum of the participant’s age and service as of the beginning of that year.
Subsequent to the freeze, participants continue to receive interest credits each year equal to their cash balance account value on the last day of each plan year, multiplied by an applicable interest rate for such year. The applicable interest rate is equal to the rate of interest on 30-year Treasury securities as of the third calendar month preceding the first day of the plan year.
The normal form of retirement benefit is defined as a monthly life annuity amount that is actuarially equivalent to the cash balance account projected to normal retirement age with interest credits. Other optional forms were available as well.

2022 Nonqualified Deferred Compensation
The following table sets forth annual contributions, withdrawals, earnings and fiscal year-end balances for each NEO under the Company’s non-qualified Supplemental Executive Retirement Plan (“SERP”).

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (1) (c)	Aggregate Earnings in Last FY ($)(2) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (3) (f)
Jeffrey S. Edwards	—	$84,910	$(373,783)	—	$2,119,068
Jonathan P. Banas	—	$33,500	$(49,446)	—	$262,233
Patrick R. Clark	—	$29,212	$(27,335)	—	$155,660
Christopher E. Couch	—	$29,825	$(32,729)	—	$181,226
Joanna M. Totsky	—	$26,675	$(32,313)	—	$173,779

1Amounts are included in column (i) of the Summary Compensation Table and represent nonqualified Company contributions under the SERP for the 2022 plan year.
2Includes earnings/(losses) from the SERP for the 2022 plan year.
3Of the aggregate total amounts in this column (f), the following SERP contribution amounts have been reported in the Summary Compensation Table for this year and for previous years:

Name	2022 ($)	Previous Years ($)	Total ($)
Jeffrey S. Edwards	$84,910	$1,716,275	$1,801,185
Jonathan P. Banas	$33,500	$267,375	$300,875
Patrick R. Clark	$29,212	—	$29,212
Christopher E. Couch	$29,825	48,532	$78,357
Joanna M. Totsky	$26,675	47,661	$74,336

SERP
The SERP provides a benefit equal to one and one-half times the percentage of Company contributions actually credited to the participant’s account under the CSA Savings Plan, multiplied by the participant’s compensation (without regard to qualified plan limits prescribed by the Code), but offset by the amount of Company contributions made for such participant under the CSA Savings Plan.
Under the SERP, benefits are payable after a period of six months from the date of termination. Benefits vest under the SERP at the same time as Company contributions under the CSA Savings Plan vest (generally after two years of service). Accounts under the SERP are credited with hypothetical investment earnings based on participant investment elections made from among the options available under the CSA Savings Plan. From among the available investment alternatives, participants may change their instructions relating to their deferred compensation daily via the third-party administrator for the Company’s SERP. Earnings on a participant’s balance are determined solely by the performance of the investments that the participant has chosen for his plan balance; the Company does not guarantee any minimum return on investments and accounts are not credited with above-market earnings.
The table below reflects the investment fund options available under the SERP as of December 31, 2022, and the annualized rates of return for the calendar year ended December 31, 2022.

Name of Fund	Rate of Return	Name of Fund	Rate of Return
Vanguard High Dividend Yield Index Fund Admiral	-0.44%	Fidelity® US Bond Index	-13.04%
Fidelity® 500 Index Fund - Institutional Class	-18.13%	T. Rowe Price Retirement 2005 Fund (Class F)	-13.51%
American Funds EuroPacific Growth Fund® Class R-5	-22.76%	T. Rowe Price Retirement 2010 Fund (Class F)	-13.85%
T. Rowe Price Growth Stock Fund	-40.14%	T. Rowe Price Retirement 2015 Fund (Class F)	-14.08%
T. Rowe Price Retirement Balanced Fund (Class F)	-12.94%	T. Rowe Price Retirement 2020 Fund (Class F)	-14.54%
T. Rowe Price Stable Value Common Fund A	1.70%	T. Rowe Price Retirement 2025 Fund (Class F)	-15.52%
Loomis Sayles Bond Fund Institutional Class	-12.49%	T. Rowe Price Retirement 2030 Fund (Class F)	-16.79%
DFA U.S. Targeted Value Portfolio Institutional Class	-4.62%	T. Rowe Price Retirement 2035 Fund (Class F)	-17.77%
Fidelity® Inflation-Protected Bond Index Fund - Institutional Class	-12.05%	T. Rowe Price Retirement 2040 Fund (Class F)	-18.53%
Hartford MidCap R6	-24.08%	T. Rowe Price Retirement 2045 Fund (Class F)	-18.74%
Fidelity® Mid Cap Index	-17.28%	T. Rowe Price Retirement 2050 Fund (Class F)	-18.82%
Fidelity® Small Cap Index	-20.27%	T. Rowe Price Retirement 2055 Fund (Class F)	-18.89%
Fidelity® International Index	-14.24%	T. Rowe Price Retirement 2060 Fund (Class F)	-18.92%
CSA Savings Plan
The Company maintains the CSA Savings Plan, a tax-qualified 401(k) retirement savings plan pursuant to which all U.S. non-union employees, including eligible NEOs, may contribute the lesser of up to 50% of their compensation or the limit prescribed by the Code. The CSA Savings Plan provides a 40% fixed match on employee contributions of up to 5% of compensation and permits additional discretionary contributions depending on Company performance. An additional non-matching employer contribution of 3% to 5% of compensation (depending on a participant’s age plus years of service with the Company) is also made to the CSA Savings Plan. The account balances for NEOs under the CSA Savings Plan are not reflected in the table above, which reflects only nonqualified benefits.

Potential Payments Upon Termination or Change of Control
As indicated in the table below, compensation upon termination of employment varies depending on the circumstances of the termination and whether or not it occurred following a change of control. Amounts presented in the table are calculated as if employment terminated effective December 31, 2022. Payments due to any one of the NEOs upon actual termination of employment can only be determined at the time of termination. There can be no assurance that an actual termination or change of control would produce the same or similar results as those described below if it were to occur on any other date or if the actual circumstances at the time of termination were different.

Amounts accrued under the normal terms of our deferred compensation plans are not included in this table and are instead presented under “Nonqualified Deferred Compensation.” Similarly, information concerning vested equity awards is not included in the table and is presented under “Outstanding Equity Awards at Fiscal Year End.”

Name		Severance Payment[1]	Health/Life[2]	Outplacement Services[3]	Accelerated Vesting of Equity Awards[4]	280G Treatment/Cut-Back[5]	Totals
Jeffrey S. Edwards
•	Change of Control Without Termination	—	—	—	—	—	—
•	Termination Without Cause or Resignation for Good Reason, After Change of Control	$4,703,600	$17,092	$50,000	$2,008,176	—	$6,778,868
•	Termination Without Cause with no Change of Control	$4,400,000	$17,092	$50,000	—	N/A	$4,467,092
•	Termination for Cause or Resignation Without Good Reason	—	—	—	—	N/A	—
•	Termination due to Death	—	—	—	$1,689,989	N/A	$1,689,989
•	Termination due to Disability	—	—	—	$1,689,989	N/A	$1,689,989

Jonathan P. Banas
•	Change of Control Without Termination	—	—	—	—	—	—
•	Termination Without Cause or Resignation for Good Reason, After Change of Control	$1,900,221	$25,003	$50,000	$430,821	(472,703)	$1,933,342
•	Termination Without Cause with no Change of Control	$1,351,875	$25,003	$50,000	—	N/A	$1,426,878
•	Termination For Cause or Resignation Without Good Reason	—	—	—	—	N/A	—
•	Termination due to Death	—	—	—	$361,739	N/A	$361,739
•	Termination due to Disability	—	—	—	$361,739	N/A	$361,739

Patrick R. Clark
•	Change of Control Without Termination	—	—	—	—	—	—
•	Termination Without Cause or Resignation for Good Reason, After Change of Control	$1,788,550	$47,612	$50,000	$270,133	(544,806)	$1,611,489
•	Termination Without Cause with no Change of Control	$1,275,000	$47,612	$50,000	—	N/A	$1,372,612
•	Termination For Cause or Resignation Without Good Reason	—	—	—	—	N/A	—
•	Termination due to Death	—	—	—	$224,081	N/A	$224,081
•	Termination due to Disability	—	—	—	$224,081	N/A	$224,081

Christopher E. Couch
•	Change of Control Without Termination	—	—	—	—	—	—
•	Termination Without Cause or Resignation for Good Reason, After Change of Control	$1,717,008	$25,010	$50,000	$258,618	(301,444)	$1,749,192
•	Termination Without Cause with no Change of Control	$1,224,000	$25,010	$50,000	—	N/A	$1,299,010
•	Termination For Cause or Resignation Without Good Reason	—	—	—	—	N/A	—
•	Termination due to Death	—	—	—	$218,011	N/A	$218,011
•	Termination due to Disability	—	—	—	$218,011	N/A	$218,011

Joanna M. Totsky
•	Change of Control Without Termination	—	—	—	—	—	—
•	Termination Without Cause or Resignation for Good Reason, After Change of Control	$1,559,003	$25,068	50,000	$279,410	(428,093)	$1,485,388
•	Termination Without Cause with no Change of Control	$1,113,750	$25,068	50,000	$0	N/A	$1,188,818
•	Termination For Cause or Resignation Without Good Reason	—	—	—	—	N/A	—
•	Termination due to Death	—	—	—	$233,358	N/A	$233,358
•	Termination due to Disability	—	—	—	$233,358	N/A	$233,358

1Pursuant to the January 1, 2011 Executive Severance Pay Plan, as amended and restated on June 9, 2021, Mr. Edwards', Mr. Banas', Mr. Clark’s, Mr. Couch's and Ms. Totsky's cash severance for termination without cause prior to a change of control is two times for Mr. Edwards and one and a half times for Mr. Banas, Mr. Clark, Mr. Couch, and Ms. Totsky the sum of (i) their annual base pay as in effect immediately prior to the date of termination plus (ii) their target cash incentive compensation award for the year in which termination occurs, with payments to be made in accordance with the Company's regular payroll schedule, plus the prorated annual incentive award based on actual performance for the year of termination. For termination without cause after a change of control, Mr. Edwards', Mr. Banas', Mr. Clark's, Mr. Couch's and Ms.

Totsky's cash severance is two times the sum of (i) their base pay as in effect immediately prior to the date of termination plus (ii) their target annual cash incentive compensation award for the year in which termination occurs, and will be paid in a single lump sum cash payment, plus (iii) a pro rata portion of the greater of their target or actual annual bonus for the year of termination. For disclosure purposes we have only reported the incremental value by which the target annual incentive exceeds the actual annual incentive, if any.
Further description of the terms applicable to cash severance payments is included under "Terms Applicable to Payments Upon Termination of Employment."
2Health benefits are continued for the NEOs and their covered dependents after termination of employment under certain circumstances. In such cases, the commitment is generally to provide for coverage for these benefits in a manner such that: (i) benefits provided are substantially similar to those at termination and (ii) recipients of such benefits will not pay higher share of cost for such benefits than had been required prior to termination of employment based on elections in place at that time. Further description of the terms applicable to health and life insurance benefits is included under ‘‘Terms Applicable to Payments Upon Termination of Employment.’’
For Messrs. Edwards, Banas, Clark and Couch, and Ms. Totsky, upon termination without cause or by the employee for good reason with or without a change in control, they are entitled to receive continued health coverage for 18 months.
3Upon termination without cause (or resignation for good reason) after a change of control, the NEOs are entitled to payment of the cost of outplacement services in an amount equal to the lesser of 15% of annual base salary at the time of termination, or $50,000. Pursuant to the January 1, 2011 Executive Severance Pay Plan, the NEOs are also entitled to payment of the cost of outplacement services in an amount equal to the lesser of 15% of annual base salary at the time of termination, or $50,000 upon termination without cause (or resignation for good reason) prior to a change of control.
4For the NEOs, represents the effect of accelerated vesting related to time-based RSUs, stock options, and performance-based RSUs.
In the event of a change in control without termination: For the stock options and time-based RSUs granted in February of 2020, and February and July of 2021, performance-based RSUs granted in February of 2021, and time-based RSUs and performance-based RSUs granted in February of 2022 pursuant to the award agreements, 100% of all outstanding and unvested options and RSUs would become immediately vested and exercisable if the successor in the change in control does not assume the options or stock units or does not issue replacement awards. For purposes of this disclosure, we have assumed that the awards will be assumed or replaced by the successor of the change in control and, therefore, have not reflected 100% immediate vesting on the February 2020, February and July 2021, or February 2022 awards.
In the event of a change in control with termination within two years of a change in control: For all other unvested time-based RSUs and stock options granted in February of 2020, and February and July of 2021, performance-based RSUs granted in February of 2021, and time-based RSUs and performance-based RSUs granted in 2022, 100% of the outstanding and unvested grants become fully vested and exercisable. For purposes of this disclosure, we have assumed that 100% of the outstanding and unvested target level of performance-based RSUs granted in February 2021 and February 2022 will become fully vested.
In the event of a termination upon death or disability prior to a change in control: For time-based RSUs and stock options granted in February 2020, February and July 2021, and February 2022, 100% of the unvested awards become fully vested and exercisable. For performance-based RSUs granted in February 2021 and February 2022, 100% of the target level of the unvested award become fully vested and exercisable.
5Upon a change of control of the Company, each executive may be subject to certain excise taxes pursuant to Section 280G of the Code. Pursuant to the January 1, 2011 Executive Severance Pay Plan, Messrs. Edwards, Banas, Clark and Couch, and Ms. Totsky will receive the treatment that provides the best after-tax benefit (taking into account the applicable federal, state, and local income taxes and the excise tax) between (i) total payments being delivered in full, or (ii) total payments cutback to such amount so that no portion of such total payments would be subject to the excise tax. These amounts assume that no amounts will be discounted as attributable to reasonable compensation and no value will be attributed to the non-competition covenants included in the agreement. Amounts will be discounted to the extent the Company can demonstrate by clear and convincing evidence that the non-competition covenants included in the agreement substantially constrains the executive’s ability to perform services and there is a reasonable likelihood that the non-competition covenants will be enforced against the individual.
Terms Applicable to Payments upon Termination of Employment
The terms applicable to payments upon termination of employment with respect to Messrs. Edwards, Banas, Clark and Couch, and Ms. Totsky are governed by the Executive Severance Pay Plan.

Named Executive Officers Covered by the Executive Severance Pay Plan (“Severance Plan”)
The Severance Plan, adopted in 2011 and amended and restated as of June 9, 2021, applies to officers of the Company, including our NEOs (currently Messrs. Edwards, Banas, Clark and Couch and Ms. Totsky, the “Covered NEOs”) who are not covered by employment agreements that specifically provide for benefits upon termination of employment. Under the Severance Plan, if a Covered NEO is terminated by the Company without “Cause,” as the term is defined in the Severance Plan and described below, prior to a change of control of the Company, then the Company will pay or provide the following:

•In the case of Mr. Edwards, the sum of his base pay as in effect immediately prior to his termination and the target annual cash incentive amount for the year in which his termination occurs multiplied by two; in the case of Messrs. Banas, Clark, Couch, and Ms. Totsky, the sum of each executive’s current base pay as in effect immediately prior to their termination and the target annual cash incentive amount for the year in which their termination occurs multiplied by one and one-half. Cash Severance payments are to be made in installment payments in accordance with the Company’s regular payroll schedule;
•    A pro rata portion of the Covered NEO’s annual cash incentive compensation award for the year in which the termination occurs, based on actual performance;
•    Continued health insurance coverage at the active employee rate for 18 months following the termination; and
•    Outplacement services.

If a Covered NEO terminates employment for “Good Reason,” as the term is defined in the Severance Plan and described below, or is terminated by the Company without Cause during the two-year period following a change of control of the Company, then the Company will pay or provide to the Covered NEO the following:

•    The sum of the Covered NEO’s current base salary and the previous year’s target annual bonus, multiplied by two;
•    A pro rata portion of the Covered NEO’s annual cash incentive compensation award for the year in which the termination occurs, based on target performance;
•    Continued health insurance coverage at active employee rates for 18 months following the termination; and
•    Outplacement services.

Termination for “Cause” under the Severance Plan means termination for any of the following reasons: (i) the executive’s material breach of his or her significant obligations to, or agreements with, the Company or its affiliates, if the breach is or may be materially injurious to the Company or its affiliates (and is not cured within 30 days of notice); (ii) the executive’s commission of and indictment for a felony, or certain other criminal or civil verdicts against the executive; or (iii) any other willful act or omission which is or may be materially injurious to the financial condition or business reputation of, or otherwise is or may be materially injurious to, the Company or its affiliates (and that is not cured within 30 days of notice).

Termination by an executive for “Good Reason” under the Severance Plan means termination during the two-year period following a change of control of the Company after any of the following: (i) a significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties compared to immediately prior to the change of control (subject to cure within 30 days of notice); (ii) a reduction in base pay or opportunities for incentive compensation other than a reduction that is applied generally to other executives in a similar manner (subject to cure within 30 days of notice); or (iii) a requirement that the executive change his or her principal location of work by more than 50 miles.

In exchange for these benefits, the Covered NEOs would be required to agree to (i) non-competition and non-solicitation provisions for the period represented by the applicable severance multiple, (ii) confidentiality and non-disparagement provisions, and (iii) a release of claims.

A “Change of Control” under the Severance Plan means the occurrence of any of the following events: (i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than certain permitted entities affiliated with the Company; or (ii) any person or group, other than such permitted entities, becomes the “beneficial owner” (as defined in Rules 13d-3 and l3d-5 under the Exchange Act), directly or indirectly, of greater than or equal to 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise. A transaction or series of transactions that would otherwise not constitute a Change of Control is treated as a Change of Control for purposes of the Covered NEO’s entitlements under the plan if clause (i) above is satisfied in respect of the business or division in which such executive is principally engaged.

The Severance Plan also provides that if any payment or the amount of benefits due under the plan or otherwise would be considered an excess parachute payment that subjects the Covered NEO to excise tax under Section 4999 of the Code, then the benefits will either be delivered in full or delivered in an amount such that no portion of the benefits would be subject to the excise tax, whichever would result in the receipt by the executive of the greatest benefit on an after-tax basis.

If a Covered NEO’s employment is terminated for any other reason, then no amounts are payable under the Severance Plan.

Ratio of the Annual Total Compensation of the Median-Paid Employee to the CEO
Cooper Standard has approximately 23,000 employees, including 3,000 contingent workers, with 132 facilities in 21 countries. With our global footprint, a significant percentage (approximately 84%) of our employee population is located outside of the United States. In line with the customary nature of manufacturing organizations, a large segment of our employees is operations-based and paid on an hourly basis (approximately 79%). To attract and retain employees globally, we pay what we believe to be market competitive rates in each market where we operate. Our pay ratio (i.e., the total annual compensation of our CEO to the median of the annual total compensation of all our employees, other than the CEO (the “CEO Pay Ratio”)) below is a reasonable estimate that has been calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below.
In accordance with the pay ratio regulations, the Company is required to identify the median employee every three years at a minimum. For the 2022 Proxy Statement disclosure, the Company determined that there had not been a change in the circumstances of the identified median employee for fiscal 2020 or the Company’s employee population or compensation arrangements for fiscal 2020 relative to fiscal 2022 which the Company reasonably believes would result in a significant change in the CEO Pay Ratio disclosure. As such, the Company determined that use of the same previously identified median employee in 2020 for purposes of the 2022 CEO Pay Ratio outlined below, remains appropriate.
For 2022, to determine the CEO Pay Ratio required by Item 402(u) of Regulation S-K for the 2022 Proxy Statement disclosure, the Company first identified the median employee using our global employee population as of December 31, 2020, which included all global full-time, part-time, temporary, and seasonal employees who were employed on that date. In determining our median employee, we used the consistently applied compensation measure of "gross compensation, excluding equity compensation", which included salary, overtime, shift differential, allowances, bonus payments, and other monetary payments provided by the employer during the period from January 1 through December 31, 2020. We annualized the gross compensation for newly hired permanent employees who were not employed for the entire year.
Our median employee represents the composition of our workforce, as the individual was located outside of the United States, in Poland, and was in an hourly, and production-based position.
Our median employee's 2022 compensation1 was $14,383. Comparing this to the Chief Executive Officer's 2022 compensation ($4,707,758), we estimate that the CEO Pay Ratio2 was 327:1.
Supplemental Ratio: The following is provided in addition to (and not as a substitute for) the required pay ratio disclosed above. If we accounted for the cost of living differences, the ratio of the annual total compensation of our CEO compared to that of the median employee identified above would be reduced approximately 52%. Specifically, the median employee's 2022 total compensation1 with the cost of living adjustment3 would have been $30,234. Comparing this to the Chief Executive Officer's 2022 compensation ($4,707,758), the CEO Pay Ratio would have been 156:1.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, apply certain exclusions and make reasonable estimates and assumptions that reflect their compensation practices.
As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

1    The median employee's annual total compensation was calculated using the Summary Compensation Table methodology as detailed in Item 402(c)(2)(x) of Regulation S-K.
2    We calculated the total compensation of Mr. Jeffrey S. Edwards, our CEO, as detailed in the Summary Compensation Table for 2022, and compared it to the median employee’s total compensation for 2022 to arrive at the Pay Ratio.
3    Utilized the World Bank, Price level ratio of PPP Conversion Factor (GDP) to Market Exchange Rate for 2021.

Pay Versus Performance
Set forth below is information demonstrating the relationship between executive compensation actually paid, calculated in accordance with the applicable SEC regulations (“CAP”) and the financial performance of the Company over the three-year period 2020 through 2022.
Pay Versus Performance Table

Year (a)	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(3) (d)	Average Compensation Actually Paid to Non-PEO NEOs(4) (e)	Value of Initial Fixed $100 Investment Based on:		GAAP Net Income(7) ($ Millions) (h)	Company Selected Measure: Adjusted EBITDA(8) ($ Millions) (i)
					Company Total Shareholder Return(5) (f)	Peer Group Total Shareholder Return(6) (g)
2022	$4,707,758	$1,890,963	$1,349,459	$924,716	$27	$102	$(215.4)	$43.4
2021	$5,087,944	$1,178,083	$1,208,695	$567,824	$68	$151	$(322.8)	$(8.0)
2020	$4,909,345	$4,700,156	$1,374,266	$1,346,729	$105	$123	$(267.6)	$35.7

1The amounts shown in column (b) represent total compensation amount for the principal executive officer (“PEO”), Mr. Edwards, for each respective year as reflected in column (j) of the Summary Compensation Table ("SCT Compensation").
2The amounts shown in column (c) represent, for each respective year, the PEO's SCT Compensation, reduced by the grant date fair value of equity-based compensation for the PEO as reported in columns (e) and (f) of the applicable Summary Compensation Table; and increased (or decreased, as applicable) by the change in value of equity awards for the PEO during the year (as of year-end, or upon vesting or forfeiture, if earlier). Mr. Jeffrey Edwards served as the PEO for years 2020 through 2022.
Mr. Edwards does not have a defined benefit pension; thus, the amounts in column (c) are not reflective of any adjustment associated with pension benefits or costs.

		PEO			Other Non-PEO NEOs (average)
		2022	2021	2020	2022	2021	2020
Summary Compensation Table (SCT) Total Compensation	(a)	$4,707,758	$5,087,944	$4,909,345	$1,349,459	$1,208,695	$1,374,266
SCT Change in Pension Value	(b)	—	—	—	—	—	—
CAP Pension Service Cost	(c)	—	—	—	—	—	—
SCT Stock and Option Awards Value	(d)	$2,689,813	$3,878,199	$2,904,733	$426,497	$599,125	$433,794
Fair Value as of Year-End of Equity Awards Granted during the Year	(e)	$1,215,173	$963,615	$2,653,264	$192,676	$120,928	$396,231
Fair value as of Vest Date of Equity Awards Granted during the Year	(f)	—	—	—	—	$12,889	—
Increase (Decrease) from Prior Year-End in Fair Value of Awards That Vested During the Year	(g)	$(253,996)	$104,808	$(81,819)	$(42,014)	$(17,898)	$(13,776)
Year-over-Year Increase (Decrease) in Fair Value of Unvested Awards Granted in Prior Years	(h)	$(1,088,159)	$(1,100,085)	$124,099	$(148,908)	$(106,829)	$23,802
Fair Value at the End of the Prior Year of Awards that Failed to Meet Vesting Conditions in the Year	(i)	—	—	—	—	$50,836	—
Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value of Total	(j)	—	—	—	—	—	—
Compensation Actually Paid (CAP) (k)	(k) = (a) - (b) + (c) –(d) + (e) + (f) + (g) + (h) - (i) + (j)	$1,890,963	$1,178,083	$4,700,156	$924,716	$567,824	$1,346,729

3The amounts shown in column (d) represent, for each respective year, the average of the total compensation amounts for all NEOs other than the PEO, as reflected in column (j) of the applicable Summary Compensation Table. See details in the table for footnote 2.
The non-PEO NEOs for each respective year, are as follows:

Non-PEO NEOs
2022	2021	2020
Mr. Jonathan P. Banas	Mr. Jonathan P. Banas	Mr. Jonathan P. Banas
Mr. Patrick R. Clark	Mr. D. William Pumphrey, Jr.	Mr. D. William Pumphrey, Jr.
Mr. Christopher E. Couch	Mr. Christopher E. Couch	Mr. Jeffrey A. DeBest
Ms. Joanna M. Totsky	Ms. Joanna M. Totsky	Mr. Larry E. Ott
Mr. Juan Fernando de Miguel Posada
4The amounts shown in column (e) represent the average, for each respective year, of the CAP for all non-PEO NEOs, equal to SCT Compensation, reduced by the grant date fair value of equity-based compensation as reported in columns (e) and (f) of the applicable Summary Compensation Table and the change in pension value as reported in column (h) of the applicable Summary Compensation Table; and increased (or decreased, as applicable) by the change in value of equity-based awards during the year (as of year-end, or upon vesting or forfeiture, if earlier) and the pension service cost (and prior service cost, if applicable) associated with any applicable defined benefit pension benefit. See details in the table for footnote 2.
For 2022, Mr. Clark was the only NEO with a defined benefit pension; however, both the change in his pension value as reported in column (h) of the Summary Compensation Table and the combined service and prior service costs for 2022 associated with his pension benefit were zero, having no impact on the calculation of his CAP. For 2021 and 2020, no non-PEO NEOs had a defined benefit pension; thus, there was no impact on the calculation of CAP.

5The amounts shown in column (f) represent the Company's Total Shareholder Return or cumulative growth of a hypothetical $100 investment in the Company made as of December 31, 2019, reflected as of the end of each respective year, and inclusive of the reinvestment of all dividends, where applicable.
6The amounts shown in column (g) represent the Total Shareholder Return or cumulative growth of a hypothetical $100 investment in the Standard & Poor's Supercomposite Auto Parts & Equipment Index, which we also use for purposes of the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022, reflected as of the end of each respective year and inclusive of the reinvestment of all dividends, where applicable.
7The amounts shown in column (h) represent the Company's net income (loss) as reflected in Item 8. Financial Statements and Supplementary Data - Consolidated Statements of Operations on page 48 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
8For purposes of Item 401(v) of Regulation S-K, we have identified Adjusted EBITDA as our Company-Selected Measure, as described under “Annual Incentive Award” in the Executive Compensation Components section of the Compensation Discussion and Analysis. Additional information regarding the Adjusted EBITDA measure is also provided with the Financial Performance Measures list below.

Financial Performance Measures
Set forth below is a list of the financial performance measures used to link compensation actually paid to NEOs for the most recently completed fiscal year to company performance.

•	Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)[1]
•	Return on Invested Capital (ROIC)[2]
•	Relative Total Shareholder Return (RTSR)[3]

1Adjusted EBITDA is defined as net income (loss) plus income tax expense (benefit), interest expense, net of interest income, depreciation and amortization (or “EBITDA”), as adjusted for items that management does not consider to be reflective of our core operating performance (including, but not limited to, restructuring costs, impairment charges, non-cash fair value adjustments and acquisition-related costs). Adjusted EBITDA, for AIP and pay versus performance disclosure purposes, for 2022 was calculated net of all incentive plan payouts other than neutralizing the impact of a discretionary adjustment made with respect to payout levels under the broad-based bonus programs covering non-executive officers. Adjusted EBITDA is deemed by the Compensation Committee to be an appropriate objective measurement of the financial performance of the Company because it is an indicator of our strategy to achieve sustained profitable growth and align executive compensation with the interests of our stockholders over the long term. Further information regarding Adjusted EBITDA, including a description of the use of Adjusted EBITDA for NEO performance-based compensation for the most recently completed fiscal year is included under “Annual Incentive Award” under the Executive Compensation Components section.
2Return on Invested Capital (ROIC) is a non-GAAP financial measure defined as net operating profit after tax (NOPAT) plus joint venture earnings, including restructuring, divided by the five-quarter average of: (i) net working capital (the sum of net receivables, net inventory, and minimum cash minus current liabilities); plus (ii) net property, plant and equipment (PPE), joint venture investments and goodwill and intangibles. During the most recently completed fiscal year, ROIC was used as a financial measure within our long-term incentive compensation programs for NEOs, designed to motivate leadership to execute our long-term growth strategy while delivering consistently strong financial results. A description of the use of ROIC as a performance metric for NEO performance-based compensation for the most recently completed fiscal year is included under “Long-Term Incentive Compensation” under the Executive Compensation Components section.
3During the most recently completed fiscal year, Relative Total Shareholder Return (RTSR) was used, in addition to the ROIC performance metric, as a financial measure within our long-term incentive compensation programs for NEOs, which was designed to motivate leadership to execute our long-term growth strategy. A description of the use of RTSR as a performance metric for NEO performance-based compensation for the most recently completed fiscal year is included under “Long-Term Incentive Compensation” under the Executive Compensation Components section.

Relationship Between Financial Performance Measures and Executive Compensation Actually Paid
Set forth below are graphical depictions of the relationships between CAP for the PEO and the NEOs, with: (i) the Company’s TSR, (ii) peer group TSR, (iii) the Company’s net income, and (iv) Adjusted EBITDA, the Company-Selected Measure.

Compensation Actually Paid Versus TSR 2020-2022
Indexed Total Shareholder Return
$175
$150
$125
$100
$75
$50
$25
$0
Compensation Actually Paid ($ Mil.)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2019
2020
2021
2022
PEO CAP
Avg. Non-PEO CAP
Co. TSR
Peer TSR

Compensation Actually Paid Versus Net Income 2020-2022
Annual Net Income ($ Mil.)
Compensation Actually Paid ($ Mil.)
$500
$250
$0
$-250
$-500
$5.0
$2.5
$0.0
$-2.5
$-5.0
2020
2021
2022
Net Income
PEO CAP
Avg. Non-PEO CAP

Compensation Actually Paid Versus Adj. EBITDA 2020-2022
$40
$30
$20
$10
$0
$-10
Annual Adjusted EBITDA ($ Mil.)
$5.0
$3.8
$2.5
$1.3
$0.0
$-1.3
Compensation Actually Paid ($ Mil.)
2020
2021
2022
Adjusted EBITDA
PEO CAP
Avg. Non-PEO CAP

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation
In addition to the advisory approval of the compensation of our named officers described in Proposal 2 above, pursuant to Section 14A of the Exchange Act, we are also seeking an advisory or non-binding determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide an advisory approval of the compensation of our named executive officers, which is commonly known as a “say-on-when” vote. We are providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. Our stockholders voted on a similar proposal in 2017 with the most votes cast being to hold the say-on-pay vote every year, which we have done each year since that approval.

We believe that an annual stockholder vote allows our stockholders to provide us with timely feedback regarding our executive compensation program and enables the Board and the Compensation Committee to evaluate any changes in stockholder sentiment as it conducts its regular compensation review. Approval of this advisory proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote. In the event that no option receives a majority of the votes cast, the Board will consider the option that receives the highest number of votes cast by stockholders as the recommended frequency for the advisory vote on executive compensation that has been selected by stockholders. The say-on-when vote is an advisory vote only, and therefore it will not bind the Company or the Board. However, the Board and the Compensation Committee will consider the voting results as appropriate. It is expected that the next vote on a say-on-when vote will occur at the 2029 annual meeting of stockholders.

☑	The Board of Directors recommends that the stockholders vote FOR “ONE YEAR” for Proposal 3.

Proposal 4: Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2023
Proposal 4 is the ratification of the Audit Committee’s selection and reappointment of Ernst & Young LLP as the independent registered public accounting firm to audit the financial statements of the Company for the 2023 fiscal year.
Each year, the Audit Committee reviews the performance, independence, and qualifications of the Company’s independent registered public accounting firm. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2005, and the Audit Committee has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for 2023. In considering whether to reappoint Ernst & Young LLP in 2023, the Audit Committee considered, among other things:
•all relationships between Ernst & Young LLP and the Company to determine Ernst & Young LLP’s continuing independence;
•Ernst & Young LLP’s knowledge of and expertise in the automotive industry and the Company’s business;
•Ernst & Young LLP’s global capacity and ability to serve the Company’s worldwide operations;
•the qualifications and performance of the audit firm’s partners and managers who are responsible for the audit;
•the quality control procedures the audit firm has established;
•the reasonableness of the fees paid to the audit firm for audit and permitted non-audit services, as more fully described below; and
•the firm’s known legal risks and any significant legal or regulatory proceedings in which it is involved.
Ratification on an advisory basis of the Audit Committee’s reappointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are not counted as votes FOR or AGAINST ratification and will therefore have no effect on such vote. If the stockholders fail to ratify the reappointment on an advisory basis, the Audit Committee will reconsider this selection and take such actions as it deems appropriate as a result of such advisory vote. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.
Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They are expected to be available to respond to your questions and may make a statement if they desire.

☑	The Board of Directors recommends that the stockholders vote FOR Proposal 4.

Fees and Services of Independent Registered Public Accounting Firm
The Audit Committee has adopted procedures for pre-approving audit and non-audit services provided by Ernst & Young LLP. The Audit Committee is required to pre-approve all services Ernst & Young LLP provides to the Company. All services provided are to conform with SEC and Public Company Accounting Oversight Board permitted services guidelines. All fee and billing arrangements are reviewed with management of the Company prior to the commencement of services. Ernst & Young LLP regularly reports to the Audit Committee on services performed and to be performed by it with respect to which pre-approval is required. All of the audit, audit-related and tax services performed by Ernst & Young LLP were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures.
During 2021 and 2022, we retained Ernst & Young LLP as the Company’s independent registered public accounting firm to provide services in the following categories and amounts (dollar amounts in thousands):

	2022	2021
Audit fees[1]	$3,112	$2,853
Audit-related fees[2]	$26	$31
Tax fees[3]	$723	$756
All other fees[4]	$—	$—
Total	$3,861	$3,640

1Audit fees include services related to the annual audit of our consolidated financial statements, the audit of our internal controls over financial reporting, the reviews of our Quarterly Reports on Form 10-Q, international statutory audits, audit services performed in connection with the issuance of comfort letters and consents audit services performed in connection with the issuance of comfort letters and consents, and other services that are normally provided by the independent accountants in connection with our regulatory filings.
2Audit-related fees include services related to due diligence in connection with acquisitions and divestitures and audit procedures related to IT implementations.
3Tax fees include services related to tax compliance, tax advice, and tax planning.
4All other fees are related to other advisory services.
The Audit Committee has considered whether the provision of services described under the line items “Tax fees” and “All other fees” are compatible with maintaining Ernst & Young LLP’s independence. In light of the nature of work performed and the amount of the fees paid to Ernst & Young LLP for those services, the Audit Committee concluded that the provision of such services is compatible with maintaining Ernst & Young LLP’s independence.

Report of the Audit Committee
The Audit Committee, which is comprised entirely of directors who have been determined to be independent under the applicable NYSE listing standards and SEC rules, was established for the purpose of assisting the Board in fulfilling its responsibility to oversee (i) the Company’s financial reporting process, (ii) the integrity of its financial statements, (iii) its compliance with legal and regulatory requirements, (iv) the independence and qualifications of its independent auditor, (v) the effectiveness of its internal controls and (vi) the performance of its internal audit function and its independent auditor.

The Audit Committee is responsible for the appointment, compensation (including negotiation of fees), and oversight of the Company’s independent registered public accounting firm. As part of its oversight and assessment of the independent registered public accounting firm, the Audit Committee considers the quality and efficiency of the services provided, the firm’s global capability, and the technical expertise and knowledge of the Company’s global operations and industry. The Audit Committee also considers the impact of changing auditors when assessing whether to retain the current external auditor. In connection with the mandatory rotation of the independent registered public accounting firm’s lead engagement partner, the Audit Committee is directly involved in the selection of the lead engagement partner. Based on its assessment, the Audit Committee has determined that its selection of Ernst & Young LLP, as the Company’s independent registered public accounting firm, is in the best interest of the Company.

The Company’s management is responsible for its internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with U.S. GAAP and the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, the Audit Committee hereby reports as follows:
1.The Audit Committee has reviewed and discussed with management the Company’s 2022 audited financial statements.
2.The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, the matters required to be discussed pursuant to the applicable standards adopted by the Public Company Accounting Oversight Board (“PCAOB”), including their evaluation of, and conclusions about, the qualitative aspects of the significant accounting principles and practices applied in the Company’s financial reporting.
3.The Audit Committee has received from the independent registered public accounting firm written disclosures and a letter as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm its independence from management and the Company. In considering the independence of the Company’s independent registered public accounting firm, the Audit Committee took into consideration the amount and nature of the fees paid to the firm for non-audit services, as described above.
4.Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.
Audit Committee
Stephen A. Van Oss, Chair
Christine M. Moore
Robert J. Remenar
Thomas W. Sidlik

Proposal 5: Approval of the Cooper-Standard Holdings Inc. Amended and Restated 2021 Omnibus Incentive Plan
Executive Summary of Proposal and Selected Plan Information

Introduction:	On March 23, 2023, upon recommendation of the Compensation Committee, the Board approved the Cooper-Standard Holdings Inc. Amended and Restated 2021 Omnibus Incentive Plan (the “Amended Plan”), subject to stockholder approval at the 2023 Annual Meeting. The 2021 Plan is currently the only plan under which equity-based compensation may currently be awarded to our executives, non-employee directors, and other employees. The Cooper-Standard Holdings Inc. 2011 Omnibus Incentive Plan (the “2011 Plan”), the Cooper-Standard Holdings Inc. 2017 Omnibus Incentive Plan (collectively, the “Prior Plans”) and the 2021 Plan are the only plans under which equity-based compensation awards to our executives, non-employee directors, and other employees are currently outstanding. Awards currently outstanding under the 2021 Plan and the Prior Plans will remain outstanding under the applicable Prior Plan in accordance with its terms.

The 2021 Plan was originally approved by our stockholders at the 2021 Annual Meeting. This amendment and restatement of the 2021 Plan reflects two material changes, each as detailed below: (i) an increase in the share reserve, and (ii) a decrease in the ratio at which full-value awards are debited from the share reserve. Otherwise, the terms of the 2021 Plan remain materially unchanged.

We believe that the adoption of the Amended Plan is necessary in order to allow us to continue to use equity awards, including performance awards. We believe that granting equity-based compensation to officers, other key employees and non-employee directors is an effective means to promote the future growth and development of the Company. Equity awards, among other things, further align the interests of award recipients with Company stockholders and enable the Company to attract and retain qualified personnel.

If the Amended Plan is approved by our stockholders, the Amended Plan will become effective on May 18, 2023 (the “Restatement Effective Date”). If our stockholders do not approve the Amended Plan, the 2021 Plan will remain in effect in its current form, subject to its expiration date. However, there could be insufficient shares available under the 2021 Plan to make annual awards and to provide grants to new hires in the coming years. In this event, the Compensation Committee may be required to revise its compensation philosophy and devise other programs to attract, retain, and compensate its officers, non-employee directors, and key employees.

Proposed Share Reserve:	As of the Restatement Effective Date, a total of 1,661,639 shares of common stock are reserved for awards granted under the Amended Plan (comprised of 1,141,194 shares that remained available for grant under the 2021 Plan as of December 31, 2022, plus 520,445 newly requested shares). The Amended Plan’s reserve will be reduced by one (1) share for every one (1) share that is subject to an option or stock appreciation right granted under the 2021 Plan after December 31, 2022 and prior to the Restatement Effective Date, and one and seventeen hundredths (1.17) shares for every one (1) share that is subject to an award other than an option or stock appreciation right (such award, a “full-value award”) granted under the 2021 Plan after December 31, 2022 and prior the Restatement Effective Date. In addition, outstanding awards under the 2021 Plan and Prior Plans expire or are terminated without the issuance of shares, or if such awards are settled in cash, or if shares are tendered or withheld for payment of taxes on full-value awards, then the shares subject to such awards will be added to the Amended Plan’s reserve.

Impact on Dilution and Fully-Diluted Overhang:
Our Board recognizes the impact of dilution on our stockholders and has evaluated this share request carefully in the context of the need to motivate, retain and ensure that our leadership team is focused on our strategic and long-term growth priorities.

The total fully-diluted overhang as of December 31, 2022, assuming that the entire share reserve of 1,661,639 is granted in stock options, would be 14.8% and the total fully-diluted overhang, assuming the share reserve is granted in full-value awards only, would be 13.8%. Beginning in 2022, the Company’s practice is to grant full-value awards only (time-vested RSUs and Performance RSUs). In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of December 31, 2022. For purposes of the foregoing calculations, awards that are stock-settled or awards that can be settled in stock or cash are included while cash-settled awards are not included.

Our Board believes that the shares of common stock available for issuance represents a reasonable amount of potential equity dilution given our strategic and long-term growth priorities.

Expected Duration of the Share Reserve:	We expect that the share reserve under the Amended Plan, if this proposal is approved by our shareholders, will be sufficient for awards for approximately one to two years assuming all grants are stock-settled. Expectations regarding future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the Amended Plan's reserve upon the awards' expiration, forfeiture or cash settlement; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.
Governance Highlights of Plan:
Our Amended Plan incorporates certain governance best practices, including:

☑ Minimum vesting period of one year from the date of grant for all equity-based awards granted under the Amended Plan, with permitted exceptions up to 5% of the share reserve.
☑ No “liberal share recycling” of stock options or stock appreciation rights (“SARs”).
☑ No dividends or dividend equivalents on stock options or SARs.
☑ Dividends and dividend equivalent rights on all other awards are not paid unless and until the underlying award vests.
☑ Minimum 100% fair market value exercise price for stock options and SARs.
☑ No “liberal” change of control definition and no automatic “single-trigger” acceleration on a change of control transaction.
☑ No repricing of stock options or SARs and no cash buyout of underwater options and SARs without stockholder approval, except for adjustments with respect to a change of control or an equitable adjustment in connection with certain corporate transactions

Date of Plan Expiration:	The Amended Plan will terminate on May 20, 2031, unless terminated earlier by the Board, but awards granted prior to such date may be extended beyond that date.
Burn Rate
The following table sets forth information regarding stock-settled, time-vested equity awards granted and performance-based, stock-settled equity awards earned over each of the last three fiscal years:

	2022	2021	2020
Stock Options/SARs Granted	—	145,815	233,732
Stock-Settled Time-Vested Restricted Shares/Units Granted*	313,161	87,513	114,291
Stock-Settled Performance-Based Stock Units Earned*	—	—	—
Weighted-Average Basic Common Shares Outstanding	17,190,958	17,045,353	16,913,850

* The burn rate figures in the table above are different from disclosure in the Company’s Annual Reports on Form 10-K for the fiscal years ending December 31, 2022, 2021, and 2020 because this table excludes all cash-settled awards and includes performance-based equity awards in the year in which they are earned rather than the year in which they are granted. Per the Company’s Annual Reports on Form 10-K, the cash-settled time-vested restricted stock units granted in 2022, 2021, and 2020 were 0, 0, and 54,747, respectively. Amounts shown as vested performance-based stock units each year in the Company’s Form 10-K represent target number of units granted net of forfeitures for each award cycle terminating at year-end, irrespective of performance vs. pre-established goals and resulting earned shares, and do not represent the actual number of stock-settled units earned, which is shown in the table above.

	2022	2021	2020
Stock Options/SARs Granted	$—	$2,400,103	$2,068,528
Time-Vested Restricted Shares/Units Granted	$2,961,184	$2,833,822	$2,459,127
Performance-Based Stock Units Granted	$2,928,401	$3,865,382	$3,228,670
Cash Retention LTIP Granted	$8,585,000	$9,065,000	$9,570,000
Total Long-Term Incentive Value Granted	$14,474,585	$18,164,307	$17,326,326

CEO Grant Date Fair Value	$2,689,813	$3,878,199	$2,904,733
All NEOs Grant Date Fair Value	$4,395,799	$6,274,699	$5,073,705

CEO Concentration Ratio	18.6%	21.4%	16.8%
All NEOs Concentration Ratio	30.4%	34.5%	29.3%

Overhang as of December 31, 2022
The following table sets forth certain information as of December 31, 2022, with respect to the Company’s existing equity compensation plans:

Stock Options Outstanding	785,844
Weighted-Average Exercise Price of Outstanding Stock Options	$59.41
Weighted-Average Remaining Term of Outstanding Stock Options	4.1 years
Total Stock-Settled Full-Value Awards Outstanding*	546,144
Basic Common Shares Outstanding as of the Record Date (March 24, 2023)	17,138,518
Shares Remaining Available for Future Grant**	1,141,194

* Excludes all cash-settled awards and includes time-vested restricted stock units (172,269), stock-settled performance share units outstanding at target (195,657) and unvested deferred stock units (178,218). The Company’s Form 10-Ks include cash-settled RSUs (38,549) in the number of non-vested RSUs as of December 31, 2022, which are excluded here.

** Reflects shares that remained available for grant under the 2021 Plan as of December 31, 2022. If the Amended Plan is approved by our stockholders, the Amended Plan will become effective on the Restatement Effective Date (May 18, 2023). As of the Restatement Effective Date, a total of 1,661,639 shares of common stock will be reserved for awards granted under the Amended Plan (comprised of the 1,141,194 shares that remained available for grant under the Plan as of December 31, 2022, plus 520,445 newly requested shares), less one share for every one share that is subject to an option or stock appreciation right granted under the 2021 Plan after December 31, 2022 and prior to the Restatement Effective Date, and one and seventeen hundredths (1.17) shares for every one share that is subject to a full-value award granted under the 2021 Plan after December 31, 2022 and prior the Restatement Effective Date.

Stock Awards Granted Under the Amended and Restated 2021 Omnibus Incentive Plan
No awards made under the Amended Plan prior to the date of the Annual Meeting were granted subject to shareholder approval of this proposal. The number and types of awards that will be granted under the Amended Plan in the future are not determinable, as the Compensation Committee will make these determinations in its sole discretion. The following table sets forth information with respect to the number of outstanding stock options, stock-settled, time-vested RSUs, stock-settled

Performance RSUs and director deferred stock and RSUs that have been granted to the named executive officers and the specified groups set forth below under the 2021 Plan and the Prior Plans as of March 24, 2023. On March 24, 2023, the closing price of the underlying shares of our common stock traded on the NYSE was $13.22 per share.

Name and Principal Position	Stock Options	Restricted Stock Units (RSUs)	Performance RSUs(1)	Director Deferred Stock and RSUs(2)
Jeffrey S. Edwards	371,267	170,970	72,085	—
Chairman and Chief Executive Officer
Jonathan P. Banas	53,031	36,717	15,651	—
Executive Vice President and Chief Financial Officer
Patrick R. Clark	19,645	29,402	10,434	—
Senior Vice President and Managing Director - Global Automotive
Christopher E. Couch	28,644	23,132	9,200	—
Senior Vice President, Chief Technology Officer
Joanna M. Totsky	25,795	27,624	10,434	—
Senior Vice President, Chief Legal and Transformation Officer and Secretary
All executive officers as a group (8 persons)	540,713	331,592	131,558	—
All non-employee directors as a group (9 persons)	—	—	—	289,106
Each associate of the above-mentioned non-employee directors or executive officers	—	—	—	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—	—
All employees (other than executive officers) as a group (18 persons)	182,531	—	—	—

1The number of shares represents the target number of shares that could be issued pursuant to stock-settled Performance RSUs. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for additional details on the Performance RSU awards.
2Please see the “Director Compensation” section of this Proxy Statement for additional details regarding the non-employee director RSUs.

Summary of the Amended Plan
The following is a summary of certain material features of the Amended Plan, which is qualified in its entirety by reference to the complete terms of the Amended Plan attached to this proxy statement as Appendix A. The closing price of a share of our common stock on the New York Stock Exchange on March 24, 2023 was $13.22.

Purpose
The purpose of the Amended Plan is to aid the Company and its affiliates in recruiting and retaining key employees and non-employee directors of outstanding ability and to motivate such individuals to exert their best efforts on behalf of the Company and its affiliates by providing incentives through the granting of awards. The Company expects that it will benefit from the added interest which such key employees and non-employee directors will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

Eligible Participants
The Compensation Committee, including its delegates, may grant awards to key employees of the Company or its affiliates and non-employee directors of the Company’s Board. Currently, approximately 4,600 employees and 9 non-employee directors would be eligible to participate in the Amended Plan, although the number of individuals who are selected to participate in the Amended Plan may vary from year to year.

Available Shares
Subject to the adjustment provisions included in the Amended Plan (and the share recycling provisions described below), a total of 1,661,639 shares will be authorized for awards granted under the Amended Plan as of the date of Restatement Effective Date. The Plan’s reserve will be reduced by one (1) share for every one (1) share that is subject to an option or SAR granted under the 2021 Plan after December 31, 2022 and prior to the Restatement Effective Date, and one and seventeen hundredths (1.17) shares for every one (1) share that is subject to a full-value award granted under the 2021 Plan after December 31, 2022 and prior the Restatement Effective Date. This reserve will be reduced by a “fungible ratio” of one (1) share for every one (1) share that is subject to an option or SAR granted under the 2021 Plan after December 31, 2022, and one and seventeen hundredths (1.17) shares for every one (1) share that is subject to a full-value award granted under the 2021 Plan after December 31, 2022.
If (i) any shares subject to an award are forfeited, an award expires or an award is settled for cash (in whole or in part) or (ii) any shares subject to an award granted under the 2021 Plan and the Prior Plans are forfeited, or an award granted under the 2021 Plan or the Prior Plans expires or is settled for cash (in whole or in part), then in each such case the shares subject to such award will, to the extent of such forfeiture, expiration or cash settlement, be added to the shares available for awards under the Amended Plan. In the event that withholding tax liabilities arising from a full-value award, or a full-value award granted under the 2021 Plan or a Prior Plan, are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, the shares so tendered or withheld will be added to the shares available for awards under the Amended Plan.

Any shares that again become available for awards under the Amended Plan pursuant to the share recycling provisions described above will be added: (i) as one (1) share for every one (1) share subject to options or SARs granted under the Amended Plan, 2021 Plan or Prior Plan, and (ii) at the applicable full value award debiting rate for every one (1) share subject to full-value awards granted under the Amended Plan, 2021 Plan or Prior Plan. The full value award debiting rate means (a) with respect to full-value awards granted under the 2011 Plan after March 31, 2017 or the 2017 Plan prior to or on February 28, 2021, two and one-half (2.5) shares for each one (1) share that is subject to the full-value award; (ii) with respect to full-value awards granted under the 2017 Plan after February 28, 2021 or under the 2021 Plan on or after May 20, 2021 and prior to or on December 31, 2022, one and thirty-two hundredths (1.32) shares for each one share that is subject to the full-value award; and (iii) with respect to full-value awards granted under the 2021 Plan after December 31, 2022, one and seventeen hundredths (1.17) shares for each one share that is subject to the full-value award.

Notwithstanding anything to the contrary, the following shares will not again be available for awards under the Amended Plan: (a) shares tendered by the participant or withheld by the Company in payment of the purchase price of an option under the Amended Plan, 2021 Plan or a Prior Plan, (b) shares delivered to or withheld by the Company to pay the withholding taxes relating to an outstanding option or SAR under the Amended Plan, 2021 Plan or a Prior Plan, (c) shares subject to a stock appreciation right under the Amended Plan, 2021 Plan or a Prior Plan that are not issued in connection with its stock settlement or exercise, or (d) shares repurchased by the Company on the open market with the proceeds of the exercise of an option under the Amended Plan, 2021 Plan or a Prior Plan.

Plan Administration
The Compensation Committee is the administrator of the Amended Plan. The Compensation Committee can delegate its duties and powers to any subcommittee thereof, provided that no such delegation is permitted with respect to awards made to Section 16 participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of two or more “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee has broad powers to administer and interpret the Amended Plan, including the authority to establish, amend or rescind any rules and regulations relating to the Amended Plan and to make any other determinations that it deems necessary or desirable for the administration of the Amended Plan. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Amended Plan in the manner and to the extent that the Compensation Committee deems necessary or desirable, and has the full power and authority to establish the terms and conditions of any award consistent with the provisions of the Amended Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).

Term
Awards may be granted under the Amended Plan from time to time until the Amended Plan is discontinued or terminated by the Board. No award may be granted under the Amended Plan after May 20, 2031, but awards granted prior to such date may extend beyond that date.

Adjustments
In the event of any change in our outstanding shares of common stock by reason of any share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or exchange of shares or any similar corporate transaction, or any distribution to stockholders other than regular cash dividends, the Compensation Committee shall make appropriate adjustments to the Amended Plan or any outstanding awards, which may include (1) the number or kind of shares or other securities issued or reserved for issuance pursuant to outstanding awards or to the Amended Plan, (2) option price or grant price and/or (3) any other affected terms of such awards, including one or more performance goals.

Minimum Vesting Requirement
Notwithstanding any other provision of the Amended Plan to the contrary and subject to the immediately following proviso, equity-based awards (excluding, for this purpose, any (i) substitute awards, (ii) shares delivered in lieu of fully vested cash-denominated awards and (iii) awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting) granted under the Amended Plan shall vest no earlier than the first anniversary of the date the award is granted; provided, however, that the Compensation Committee may grant awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the authorized share reserve. (For the avoidance of doubt, this shall not be construed to limit the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of an award, including in cases of death, disability or a change of control.)

Dividends and Dividend Equivalents
The payment of any dividends, dividend equivalents or distributions declared or paid on shares covered by an award shall be deferred until the lapsing of the restrictions imposed upon such awards. The Compensation Committee shall determine if any such deferred dividends or distributions shall be reinvested in additional shares or credited during the deferral period with interest at a rate per annum as the Compensation Committee, in its discretion, may determine. Payment of any such deferred dividends or distributions (together with any interest accrued thereon) shall be made upon the lapsing of the restrictions imposed on such awards, and any such deferred dividends, dividend equivalents or distributions (together with any interest accrued thereon) shall be forfeited upon the forfeiture of such awards.

Change of Control
For all outstanding awards, any acceleration of vesting or settlement of an award in connection with a change of control will be determined by the Compensation Committee and set forth in each award agreement. If and to the extent determined by the Compensation Committee in the applicable agreement or otherwise, any awards outstanding immediately prior to a change of control which are unexercisable or otherwise unvested or subject to lapse restrictions may be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be. The Compensation Committee may, but is not obligated to, with respect to some or all of the outstanding awards, (1) cancel such awards for fair value (as determined in the sole discretion of the Compensation Committee), (2) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the Amended Plan as determined by the Compensation Committee in its sole discretion, or (3) provide that for a period of at least 15 days prior to the change of control, any options or SARs (that are settled in shares) will be exercisable as to all shares subject thereto and that upon the occurrence of the change of control, such options and SARs will terminate and be of no further force and effect.

Under the Amended Plan, a change of control generally occurs upon the following: (a) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company; (b) the date that any person or group becomes the “beneficial owner,” directly or indirectly, of 50% or more of the total voting power of the voting stock of the Company; (c) a change in the majority composition of our Board of Directors; (d) consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company (subject to certain exceptions); or the consummation of a plan of complete liquidation or dissolution of the Company.

Amendments and Termination
The Board may amend, alter or discontinue the Amended Plan. However, the Board may not amend, alter or discontinue the Amended Plan without stockholder consent if such action would (except as is provided pursuant to the adjustment provisions set forth in the Amended Plan) increase the total number of shares reserved for the purposes of the Amended Plan. Also, the Board may not amend, alter or discontinue the Amended Plan without the consent of a participant if such action would diminish any of the rights of the participant under any award previously granted to such participant under the Amended Plan; provided, however, that this restriction would not apply to amendments required by the Code or other applicable laws. Additionally, the Board may not amend the provisions of the Amended Plan that restrict the repricing of options and SARs as described in the last paragraph under “Types of Awards - Stock Options and Stock Appreciation Rights (“SARs”).”

Types of Awards
The Amended Plan authorizes grants of a variety of awards described below. The Compensation Committee may grant options to any participant it selects, and determine the terms and conditions of each award at the time of grant, subject to the limitations set forth in the Amended Plan, including whether payment of awards may be subject to the achievement of performance goals. The terms and conditions of each award will be set forth in a written agreement.

Stock Options and Stock Appreciation Rights (SARs)
•A stock option entitles a participant to purchase a specified number of shares of common stock at a specified exercise price, subject to such terms and conditions as the Compensation Committee may determine. A SAR entitles a participant to receive a payment measured by the excess of the fair market value of a specified number of shares of common stock on the date on which the participant exercises the SAR over a specified grant price, subject to such terms and conditions as the Compensation Committee may determine.

•Except in the case of substitute awards granted in connection with a corporate transaction, the applicable exercise or grant price cannot be less than 100% of the fair market value of a share on the date of grant.

•All options and SARs must terminate no later than ten years after the date of grant; provided, however, that (other than as would otherwise result in the violation of Section 409A of the Code), to the extent an option or SAR would expire at a time when the holder of such award is prohibited by applicable law or by the Company's insider trading policy from exercising the option or SAR (the "Closed Window Period"), then such option or SAR shall remain exercisable until the 30th day following the end of the Closed Window Period.

•Options and SARs do not include dividend equivalent rights.

•At the time of exercise, the option price must be paid in full in either cash, delivery of shares, by having the Company withhold a number of shares otherwise deliverable, or in a cashless exercise through a broker or similar arrangement, depending on the terms of the specific award agreement.

•If an SAR is granted in relation to an option, then unless otherwise determined by the Compensation Committee, the SAR will be exercisable or will mature at the same time and on the same conditions that the related option may be exercised or mature. Upon exercise of any number of SARs, the number of shares subject to the related option will be reduced accordingly and such option may not be exercised with respect to that number of shares. The exercise of any number of options that relate to an SAR will likewise result in an equivalent reduction in the number of shares covered by the related SAR.

•Subject to the adjustment provisions set forth in the Amended Plan, the Compensation Committee will not, other than in connection with a change of control, take any of the following actions without the approval of the stockholders of the Company:
a.Reduce the purchase price or base price of any previously granted option or SAR;
b.Cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price;
c.Cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the fair market value of a share of common stock on the date of such cancellation; or
d.Take any other action that would be treated as a repricing under the rules of the exchange upon which shares of the Company are traded.

Restricted Stock Awards and Restricted Stock Units (“RSUs”)
•Restricted stock awards are shares of common stock that are issued to a participant subject to transfer and other restrictions as the Compensation Committee may determine, such as the continued employment of the participant. RSU awards entitle the participant to receive a payment in cash or shares of common stock equal to the fair market value of one share of common stock, subject to certain restrictions as the Compensation Committee may determine (such as continued employment or meeting certain performance goals, for example, in the case of performance unit awards).

•Restricted stock and restricted stock units may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated unless and until the applicable restrictions determined by the Compensation Committee and as set forth in the applicable award agreement have lapsed.

Other Stock-Based Awards

•Subject to the terms of the Amended Plan, the Compensation Committee may grant to participants other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares, either alone or in addition to or in conjunction with other awards, and payable in shares or in cash.

•The Compensation Committee will determine all terms and conditions of the awards; provided that any award that provides for purchase rights will be priced at no less than 100% of the fair market value of the underlying shares on the grant date of the award.

Annual Incentive Awards
•Subject to the terms of the Amended Plan, the Compensation Committee will determine all terms and conditions of an annual incentive award, including but not limited to the performance goals, performance period, the potential amount payable, the type of payment, and the timing of payment.

•The Compensation Committee may determine the payment method of these awards, including allowing for an election between payment methods by the participant.

Long-Term Incentive Awards
•Subject to the terms of the Amended Plan, the Compensation Committee will determine all terms and conditions of a long-term incentive award, including but not limited to the performance goals, performance period, the potential amount payable, the type of payment, and the timing of payment.

•The Compensation Committee may determine the payment method of these awards, including allowing for an election between payment methods by the participant.

Performance Goals
The performance goals the Compensation Committee establishes under the Amended Plan may consist of one or more of the following with respect to the Company or any one or more affiliates or other business units: net income; operating income; income from continuing operations; net sales; cost of sales; revenue; gross income; earnings (including before taxes and/or interest and/or depreciation and amortization); net earnings per share (including diluted earnings per share); price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; operating cash flow; free cash flow; net operating profit; pre-tax profit; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; total stockholder return; relative total stockholder return; return on invested capital; return on capital; return on assets; return on equity; return on investment; return on revenues; operating working capital; working capital as a percentage of net sales; cost of capital; average accounts receivable; economic value added; performance value added; customer satisfaction; customer loyalty and/or retention; employee safety; employee engagement; market share; system reliability; cost structure reduction; regulatory outcomes; diversity; cost savings; operating margin; profit margin; sales performance; and internal revenue growth. Any performance goals that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”) or may be adjusted when established (or at any time thereafter) to include or exclude any items otherwise includable or excludable under U.S. GAAP.

Where applicable, the performance goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or as a percentage) in the particular criterion or achievement in relation to a peer group or other index. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

As to each performance goal, the Compensation Committee, in its discretion, may exclude or include the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business or asset; (v) changes in tax or accounting principles, regulations or laws; (vi) currency fluctuations; (vii) mergers, acquisitions or dispositions; (viii) unusual, infrequently occurring and/or non-recurring items of gain or loss that the Company identifies in its audited financial statements, including notes to the financial statements, or Management’s Discussion and Analysis section of the Company’s annual report; and (ix) any other excluded item that the Compensation Committee designates either at the time an award is made or thereafter.

Nontransferability of Awards

No award under the Amended Plan may be transferable or assignable other than by will or the laws of descent and distribution, except that an award agreement may provide that a participant may transfer an award to family members, a trust or entity established for estate planning purposes or a charitable organization.

Recoupment of Awards
All awards granted under the Amended Plan, and any share of stock issued or cash paid pursuant to such awards, are subject to any recoupment, clawback, equity holding, stock ownership, or similar policies adopted by the Company from time to time and any recoupment, clawback, equity holding, stock ownership, or similar requirements made applicable by law, regulation or listing standards to the Company from time to time.

Federal Income Tax Consequences
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the Amended Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the Amended Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Amended Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Sections 409A and 280G of the Code
Awards under the Amended Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. If the requirements of Section 409A are not complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of at the time of payment) and may be subject to an additional 20% income tax and, potentially, interest and penalties. We have sought to structure the Amended Plan, and we expect to seek to structure awards under the Amended Plan, to comply with Section 409A and the Department of Treasury regulations and other interpretive guidance issued pursuant to Section 409A. To the extent that we determine that any award granted under the Amended Plan is subject to Section 409A, the award agreement evidencing such award will generally incorporate the terms and conditions required by Section 409A. The Amended Plan and any applicable awards may be modified to exempt the awards from Section 409A or comply with the requirements of Section 409A.

Awards that are granted, accelerated or enhanced upon the occurrence of a change of control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to Section 280G, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by us and are subject to an excise tax of 20% payable by the participant under Code Section 4999.

Stock Options
A participant will not recognize taxable income at the time an option is granted, and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon his or her exercise of a non-qualified stock option equal to the excess of the fair market value of the share purchased over its purchase price, and the Company generally will be entitled to a corresponding deduction.

SARs
A participant will not recognize taxable income at the time SARs are granted, and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount generally is deductible by the Company as compensation expense.

Restricted Stock and Restricted Stock Units
A participant will not recognize taxable income at the time restricted stock that is subject to a substantial risk of forfeiture is granted, and the Company will not be entitled to a tax deduction at that time unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of such restrictions generally is deductible by the Company as compensation expense.

A participant will not recognize taxable income at the time a restricted stock unit is granted, and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized generally is deductible by the Company as compensation expense.

Unrestricted Stock
A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time unrestricted stock is granted. The Company generally is entitled to a corresponding deduction at the time ordinary income is recognized by the participant.

Annual Incentive Awards and Long-Term Incentive Awards
A participant will not recognize taxable income at the time annual incentive awards and long-term incentive awards are granted, and the Company will not be entitled to a tax deduction at that time. Upon settlement of such awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount generally is deductible by the Company as compensation expense.

Dividend Equivalent Rights
A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and the Company will be entitled to a corresponding deduction in the same amount and at the same time.
Required Vote
The affirmative FOR vote of a majority of votes cast at the Annual Meeting is required to approve the Amended Plan. Abstentions are not counted as votes FOR or AGAINST approval of the Amended Plan, and will therefore have no effect on such vote.

☑	The Board of Directors recommends that the stockholders vote FOR Proposal 5.

Proposal 6: Ratification of the Company’s Section 382 Rights Agreement

You are being asked to ratify the adoption by our Board of the Section 382 Rights Agreement (“Rights Agreement”), dated as of November 7, 2022, by and between the Company and Broadridge Corporate Issuer Solutions, Inc., as rights agent. A summary of the Rights Agreement appears below and is qualified by the full text of the Rights Agreement attached as Appendix B to this Proxy Statement.

Background
On November 7, 2022, the Board adopted a Section 382 rights plan and declared a dividend of one right (a “Right”) for each outstanding share of the Company’s common stock, par value $0.001 per share, to stockholders of record at the close of business on November 17, 2022. Each Right entitles its holder, under certain circumstances described below, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company, par value $0.001 per share (the “Series A Preferred Stock”), at an exercise price of $50.00 per Right, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.
The Board adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating losses, any loss or deduction attributable to a “net unrealized built-in loss” and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets, which are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code, as amended (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Rights Agreement is intended to act as a deterrent to any person acquiring 4.9% or more of the outstanding shares (an “acquiring person”) of the common stock without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.9% of the common stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. Stockholders who beneficially own 4.9% or more of the Company’s outstanding common stock as of the date of the Rights Agreement will not be deemed to be an “acquiring person.”

The Rights
The Board authorized the issuance of one Right per each outstanding share of common stock on November 17, 2022. If the Rights become exercisable, each Right would allow its holder to purchase from the Company one one-hundredth of a share of the Series A Preferred Stock for a purchase price of $50.00. Each fractional share of Series A Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one common share. Prior to exercise, however, a Right does not give its holder any dividend, voting or liquidation rights.

Exercisability
The Rights will not be exercisable until the earlier of:
•10 days after the Company’s public announcement that a person or group has become an acquiring person; and
•10 business days (or a later date determined by the Board) after a person or group begins a tender or exchange offer that, if completed, would result in that person or group becoming an acquiring person.
The date on which the Rights become exercisable is referred to as the “distribution date.” Until the distribution date, the certificates for the shares of common stock will also evidence the Rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the distribution date will constitute a transfer of the associated Rights. After the distribution date, the Rights will separate from the shares of common stock and be evidenced by right certificates, which the Company will mail to all holders of Rights that have not become void.
Flip-in Event
After the distribution date, if a person or group already is or becomes an acquiring person, all holders of Rights, except the acquiring person, may exercise their Rights upon payment of the purchase price to purchase shares of common stock (or other securities or assets as determined by the Board) with a market value of two times the purchase price.

Flip-over Event
After the distribution date, if a flip-in event has already occurred and we are acquired in a merger or similar transaction, all holders of Rights except the acquiring person may exercise their Rights, upon payment of the purchase price, to purchase shares of the acquiring corporation with a market value of two times the purchase price of the Rights.

Expiration
The Rights will expire, unless earlier terminated, on the earliest to occur of: (i) the close of business on November 6, 2025; (ii) the time at which the Rights are redeemed; (iii) the time at which all exercisable Rights are exchanged; (iv) the close of business on November 6, 2023, if the approval of the Company’s stockholders of the Rights Agreement has not been obtained by that date; (v) the repeal of Section 382 of the Code if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of the Tax Benefits; or (vii) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

Redemption
The Board may redeem all (but not less than all) of the Rights for a redemption price of $0.001 per Right at any time before the later of the distribution date and the date of the Company’s first public announcement or disclosure that a person or group has become an acquiring person. Once the Rights are redeemed, the Right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the redemption price. The Board may adjust the redemption price if the Company declare a stock split or issues a stock dividend on the common stock.

Exchange
After the later of the distribution date and the date of the Company’s first public announcement that a person or group has become an acquiring person, but before any person beneficially owns 50% or more of the Company’s outstanding shares of common stock, the Board may exchange each Right (other than Rights that have become void) for one share of common stock or an equivalent security.

Anti-Dilution Provisions
The Board may adjust the purchase price of the shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series A Preferred Shares or the shares of Common Shares. No adjustments to the purchase price of less than 1% will be made.

Amendments
Before the time that the Rights cease to be redeemable, the Board may amend or supplement the Rights Agreement without the consent of the holders of the Rights, except that no amendment may decrease the redemption price below $0.001 per Right. At any time thereafter, the Board may amend or supplement the Rights Agreement only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Agreement, but only to the extent that those changes do not impair or adversely affect any Rights holder and do not result in the Rights again becoming redeemable. The limitations on the ability of the Board to amend the Rights Agreement does not affect the power or ability of the Board to take any other action that is consistent with its fiduciary duties, including, without limitation, accelerating or extending the expiration date of the Rights, making any amendment to the Rights Agreement that is permitted by the Rights Agreement or adopting a new rights agreement with such terms as the Board determines in its sole discretion to be appropriate.

No Rights as Stockholder
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Miscellaneous
The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

Please also consider the items discussed below when voting on this Proposal Six:

The IRS could challenge the amount of the Company’s Tax Benefits or claim that the Company experienced an ownership change, which could reduce the amount of Tax Benefits that the Company could use or eliminate the Company’s ability to use Tax Benefits altogether.

The IRS has not audited or otherwise validated the amount of the Company’s Tax Benefits. The IRS could challenge the amount of the Company’s Tax Benefits, which could limit the Company’s ability to use Tax Benefits to reduce future tax liabilities. In addition, the complex provisions of Sections 382 and the limited knowledge that any public company has about the ownership of its publicly traded stock can make it difficult for the Company and its advisors to determine whether an ownership change has occurred. Therefore, the Board cannot assure you that the IRS will not claim that the Company has experienced an ownership change and attempt to reduce or eliminate the benefits associated with the Company’s Tax Benefits, even if the Rights Agreement is in place.

Congress or the IRS could change Section 382 and/or the regulations promulgated thereunder

The Tax Cuts and Jobs Act of 2017 (the “Tax Act”) will affect the Company’s ability to use Tax Benefits generated in taxable years beginning after December 31, 2020, to offset the Company’s taxable income for U.S. federal income tax purposes. Other potential future legislation, or the modification or promulgation of Treasury Regulations by the IRS, could change the provisions of Section 382 and/or other applicable provisions of the Code and Treasury Regulations in a manner that would limit the Company’s ability to utilize its Tax Benefits. Therefore, the Board cannot assure you that tax laws and applicable Treasury Regulations will not change in a manner that could reduce or eliminate the benefits associated with the Company’s Tax Benefits, even if the Rights Agreement is in place.

The Company still faces a continued risk of an ownership change

Although the Rights Agreement is intended to reduce the likelihood of an ownership change, the Rights Agreement cannot prevent transfers of the Company’s stock that could result in an ownership change. Accordingly, the Board cannot guarantee you that the Rights Agreement will prevent or even reduce the risk of an ownership change.

Potential Anti-Takeover Effects

While intended to reduce the risk of an ownership change under Section 382, the Rights Agreement could have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that becomes an Acquiring Person. Accordingly, the Rights may render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a holder of the shares of common stock or other Company securities. However, because the Board can unilaterally redeem the Rights Agreement prior to any person becoming an Acquiring Person, the Rights Agreement will not interfere with any merger, change in control or other business combination approved by the Board.

Required Vote
The affirmative FOR vote of a majority of votes cast at the Annual Meeting is required to ratify the Rights Agreement. Abstentions are not counted as votes FOR or AGAINST the ratification of the Rights Agreement and will therefore have no effect on such vote.

Ratification Recommended by the Board
The Board believes that the Rights Agreement serves as an important tool to help prevent an ownership change that could substantially reduce or eliminate the potential value of our Tax Benefits and, accordingly, protect these assets. The Board unanimously recommends that stockholders ratify the adoption of the Rights Agreement.

☑	The Board of Directors recommends that the stockholders vote FOR Proposal 6.

Submitting Stockholder Proposals and Nominations for the 2024 Annual Meeting
Proposals received from stockholders will be carefully considered by the Company. Any proposal should be directed to the Company’s secretary at 40300 Traditions Drive, Northville, Michigan, 48168. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2024 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act if they are received by the Company on or before December 8, 2023, 120 days before the first anniversary of the mailing date of the 2023 proxy statement.
In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposal must be delivered to the Company’s secretary at the Company’s principal offices not later than the last date for submission of stockholder proposals under the Company’s By-Laws. In order for a proposal to be “timely” under the Company’s By-Laws, it must be received not later than February 18, 2024, and not earlier than January 19, 2024; provided, however, if we hold the 2024 Annual Meeting more than 30 days before or more than 60 days after the anniversary of the 2023 Annual Meeting, notice by stockholders to be timely must be received no earlier than the opening of business on the 120th day prior to the 2024 Annual Meeting date and no later than the close of business on (i) the 90th day prior to the 2024 Annual Meeting date or (ii) the 10th day after the day on which disclosure of the date of the 2024 Annual Meeting is made, whichever is later.
In addition to satisfying the foregoing requirements under the Company’s By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 19, 2024.
Additional Information
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by phone at (248) 596-5900 or by sending a written request to the Company at 40300 Traditions Drive, Northville, Michigan, 48168, Attention: Secretary. If your household has received multiple copies of proxy statements and annual reports, you can request the delivery of single copies in the future by notifying the Company as listed above.
Discretionary Voting of Proxies on Other Matters
As of the date of this proxy statement, there are no other matters that the Company’s management intends to present, or have reason to believe others will present, at the Annual Meeting. If, however, other matters are brought before the Annual Meeting in a proper manner, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

Appendix A

COOPER-STANDARD HOLDINGS INC.
AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN
(as amended and restated effective May 18, 2023)

1. Purposes; History
(a)    The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees and non-employee directors of outstanding ability and to motivate such employees and non-employee directors to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees and non-employee directors will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.
(b)    Prior to the Original Effective Date, the Company had in effect the 2017 Cooper-Standard Holdings Inc. Omnibus Incentive Plan (the “2017 Plan”). Upon the Original Effective Date, no further awards will be granted under the 2017 Plan, and in accordance with Section 3(a), all Shares available for grants of Awards under the 2017 Plan will roll over to the Plan and become available for grants of Awards under the Plan. Awards outstanding under any Prior Plan (as defined below) will continue to be outstanding and will remain subject to all the terms and conditions of such Prior Plan.
2. Definitions
The following capitalized terms used in the Plan have the respective meanings set forth in this Section:
Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.
Affiliate: With respect to an entity, any entity directly or indirectly controlling, controlled by, or under common control with, such first entity.
Agreement: The written or electronic agreement between the Company and a Participant evidencing the grant of an Award and setting forth the terms and conditions thereof.
Award: A grant of Options, Stock Appreciation Rights, Shares of Common Stock, Restricted Stock, Restricted Stock Units, an Incentive Award or any other type of award permitted under and granted pursuant to the Plan.
Board: The Board of Directors of the Company.
Cause: Except as otherwise provided for in an Agreement, Cause (i) in the case of a Participant whose employment with the Company or an Affiliate is subject to the terms of an employment agreement between such Participant and the Company or such Affiliate which includes a definition of “Cause”, shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and (ii) in all other cases, shall mean the Participant’s (1) willful failure to perform his or her duties (other than any such failure resulting from incapacity due to physical or mental illness), (2) willful failure to comply with any valid and legal directive of the Board or the person to whom the Participant reports, where such failure results in harm to the Company or any Affiliate, (3) dishonesty, illegal conduct or misconduct, or breach of fiduciary duty which, in each case, results in harm to the Company or any Affiliate, (4)

embezzlement, misappropriation or fraud, whether or not related to his or her employment with the Company or an Affiliate, (5) conviction of or plea of guilty or nolo contendre to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude, if such felony or other crime is work-related, or materially impairs the Participant’s ability to perform services for the Company or an Affiliate, or results in reputational or financial harm to the Company or its Affiliates, (6) violation of the Company’s or Affiliate’s written policies or codes of conduct which have been provided to (or made available to) the Participant prior to the date of the violation, including but not limited to written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct, (7) violation of any restrictive covenant agreement in effect with the Company or an Affiliate which violation results in harm to the Company or any Affiliate, or (8) conduct that brings or is reasonably likely to bring (if it were publicly known) the Company or any Affiliate negative publicity or into public disgrace, embarrassment, or disrepute. For purposes of this definition, (A) no act or failure to act on the part of the Participant shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interests of the Company or any Affiliate; (B) “harm” shall mean more than de minimis harm; and (C) with respect to an act or omission subject to clauses (1) or (2) above, if the underlying act or omission is curable, the Participant’s termination will not be considered to be for “Cause” unless the Board or the Participant’s direct supervisor has notified Participant of such act or omission (which notice must be provided in a manner that enables the Participant to effectuate a cure), and the Participant has failed to correct such act or omission within thirty (30) days of such notification (other than by reason of the incapacity of the Participant due to physical or mental illness). If the Participant’s act or omission could be described in more than one of the clauses above, the Company shall have the discretion to determine which of such clauses (either singly or in combination) shall form the basis for the Participant’s termination for Cause.

Change of Control: Except as otherwise provided for in an Agreement, the occurrence of any of the following events after the Original Effective Date: (i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Act) other than Permitted Holders; (ii) any person or group (other than Permitted Holders) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Act), directly or indirectly, of greater than or equal to 50% of the total voting power of the voting stock of the Company; (iii) individuals who, as of the Original Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board; (iv) consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company (each, a “Business Combination”), unless, following such Business Combination, all or substantially all of the individuals and entities that were the beneficial owners of the Company’s outstanding Common Stock and of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding common or ordinary shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company’s Common Stock and the Outstanding Company Voting Securities, as the case may be; or (v) the consummation of a plan of complete liquidation or dissolution of the Company.
Notwithstanding anything in the Plan or an applicable Agreement, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if the payment of compensation under such Award would be triggered upon an event that otherwise would constitute a “Change of Control” but that would not constitute a change of control for purposes of Code Section 409A, then such event shall not constitute a “Change of Control” for purposes of the payment provisions of such Award.
Code: The Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretive guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
Committee: The Board or any committee to which the Board delegates duties and powers hereunder; such committee shall be comprised solely of at least two Directors, each of whom must qualify as a “non-employee” director within the meaning of Rule 16b-3 promulgated under the Act.
Common Stock: The shares of common stock, par value $0.001 per share, of the Company.
Company: Cooper-Standard Holdings Inc., a Delaware corporation.
Director: A non-employee member of the Board.
Disability: Except as otherwise provided for in an Agreement, Disability means (i) in the case of a Participant whose employment with the Company or an Affiliate is subject to the terms of an employment agreement between such Participant and the Company or such Affiliate, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and (ii) in all other cases, the Participant becomes physically or mentally incapacitated and is therefore unable for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twenty-four (24) consecutive month period to perform the Participant’s duties (such incapacity is hereinafter referred to as “Disability”). Any question as to the existence of the Disability of the Participant as to which the Participant and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Participant and the Company. If the Participant and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of Disability made in writing to the Company and the Participant shall be final and conclusive for all purposes of the Agreement.
Employment: The term “Employment” as used herein shall be deemed to refer to a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates or to a Participant’s services as a Director. For the avoidance of doubt, a Participant’s Employment shall be deemed to remain in effect so long as the Participant is either an employee of the Company or any of its Affiliates or a Director.

Fair Market Value: On a given date, (i) the closing price of a Share on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal stock market or exchange on which the Shares are quoted or traded, (ii) if the Shares are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, or (iii) if the Shares are not quoted or traded on a stock market, exchange, or over-the-counter market, the Fair Market Value of the Shares will be as determined in good faith by the Committee. Notwithstanding the forgoing, in the event of a sale of Shares on the market or exchange (as in, for example, a “same day sale” or “sell to cover” transaction), the Fair Market Value of a Share will be the price obtained in the sale transaction for such Share.
Full Value Award: Full Value Award means any Award of Shares of Common Stock, Restricted Stock, Restricted Stock Units, an Incentive Award or any other type of Award permitted under and granted pursuant to the Plan, other than Options, Stock Appreciation rights, or any other similar type of appreciation award permitted under and granted pursuant to the Plan.
Full Value Award Debiting Rate: The Full Value Award Debiting Rate means (i) with respect to Full Value Awards granted under the 2011 Plan after March 31, 2017 or the 2017 Plan prior to or on February 28, 2021, 2.5 Shares for each one Share that is subject to the Full Value Award; (ii) with respect to Full Value Awards granted under the 2017 Plan after February 28, 2021 or under the Plan on or after the Original Effective Date and prior to or on December 31, 2022, 1.32 Shares for each one Share that is subject to the Full Value Award; and (iii) with respect to Full Value Awards granted under the Plan after December 31, 2022, 1.17 Shares for each one Share that is subject to the Full Value Award.
Good Reason: Good Reason, when used in an Agreement, either (i) shall have the same meaning as such term (or any similar term) is given in any employment agreement in effect between the Participant and the Company or any Affiliate, or in any severance policy or plan covering the Participant; or (ii) where either no such agreement, policy or plan is in effect or such agreement, policy or plan does not include a definition of Good Reason (or similar term), means any of the following: (1) a significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties of the Participant; (2) a material reduction in the Participant’s base salary or opportunities for short-term cash incentive compensation pursuant to any short-term cash incentive compensation plan or program established by the Company other than a reduction which is applied generally to other similarly-situated employees in a similar manner; or (3) relocation of the Participant’s principal place of work in excess of fifty (50) miles from the Participant’s then principal place of work; provided that none of the events described in (1) through (3) is remedied by the Company within thirty (30) calendar days after the receipt by the Company of written notice from the Participant of such change or reduction. Participant must give the Company a written notice identifying the change, reduction or breach to which the notification relates within ninety (90) days of the initial existence of the conditions giving rise to such change, reduction or breach. Failure of the Participant to timely provide notice to the Company shall be deemed to constitute the Participant’s consent to such change, reduction or breach and the Participant shall thereafter waive his right to terminate for Good Reason as a result of such specific change, reduction or breach. For the Participant to be considered to have terminated for “Good Reason”, the Participant must terminate employment no later than sixty (60) days following the end of the Company’s cure period. Notwithstanding the foregoing, if an Agreement contains a specific definition of Good Reason that is different from the foregoing, then the definition in such Agreement shall apply in lieu of the provisions above.
Incentive Award: The right to receive a payment to the extent Performance Goals are achieved, including “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

Option: A non-qualified stock option granted pursuant to Section 6.
Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a).
Original Effective Date: The original effective date of the Plan is May 20, 2021.
Participant: Any employee or Director of the Company or its Affiliates who is selected by the Committee to participate in the Plan.
Performance Goals: Any goals the Committee establishes that may relate to one or more of the following with respect to the Company or any one or more Affiliates or other business units: net income; adjusted EBITDA, operating income; income from continuing operations; net sales; cost of sales; revenue; gross income; earnings (including before taxes, and/or interest and/or depreciation and amortization); net earnings per share (including diluted earnings per share); price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; operating cash flow, free cash flow, net operating profit; pre-tax profit; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital, total stockholder return; relative total stockholder return; return on capital; return on assets; return on equity; return on investment; return on revenues; operating working capital; working capital as a percentage of net sales; cost of capital; average accounts receivable; economic value added; performance value added; customer satisfaction; customer loyalty and/or retention; employee safety; employee engagement; market share; system reliability; cost structure reduction; regulatory outcomes; diversity; cost savings; operating goals; operating margin; profit margin; sales performance; and internal revenue growth. As to each Performance Goal, the Committee, in its discretion, may exclude or include the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business or asset; (v) changes in tax or accounting principles, regulations or laws; (vi) currency fluctuations; (vii) mergers, acquisitions or dispositions; (viii) unusual, infrequently occurring and/or non-recurring items of gain or loss that the Company identifies in its audited financial statements, including notes to the financial statements, or Management’s Discussion and Analysis section of the Company’s annual report; and (ix) any other excluded item that the Committee designates either at the time an Award is made or thereafter. In addition, the Committee may establish other Performance Goals not listed in this Plan and may make any adjustments to such Performance Goals as the Committee determines. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Any Performance Goals that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”) or may be adjusted when established (or at any time thereafter) to include or exclude any items otherwise includable or excludable under U.S. GAAP.
Permitted Holders: Any and all of (i) an employee benefit plan (or trust forming a part thereof) maintained by the Company or its Affiliate, or (ii) any corporation or other person of which a majority of its voting power of its voting securities or equity interest is owned, directly or indirectly, by the Company.
Person: A “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

Plan: The Cooper-Standard Holdings Inc. 2021 Omnibus Incentive Plan, as amended and restated from time to time.
Prior Plans: The Cooper-Standard Holdings Inc. 2011 Omnibus Incentive Plan (the “2011 Plan”) and the Cooper-Standard Holdings, Inc. 2017 Omnibus Incentive Plan, each as amended and restated from time to time.
Restatement Effective Date: The effective date of the Plan, as amended and restated, is May 18, 2023, contingent on stockholders’ approval of the Plan at the Company’s 2023 annual meeting of stockholders.
Restricted Stock: The shares of Common Stock granted pursuant to the Restricted Stock Awards.
Restricted Stock Awards: Awards of Restricted Stock granted pursuant to Section 8.
Restricted Stock Unit: The right to receive cash and/or Shares of Common Stock the value of which is equal to the Fair Market Value of one Share of Common Stock, granted pursuant to Section 8.
Retirement: Except as otherwise provided for in an Agreement, termination of employment with the Company and its Affiliates (without Cause) on or after (1) attainment of age 65 or (2) attainment of age 60 with five (5) years of service. For purposes hereof, “years of service” means the employee’s total years of employment with the Company and any Affiliate, including years of employment with an entity that is acquired by the Company prior to such acquisition.
Rule 16b-3: Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Act.
Section 16 Participants: Participants who are subject to the provisions of Section 16 of the Act.
Share: A share of Common Stock.
Stock Appreciation Right or SAR: The right of a Participant to receive cash, and/or Shares with a Fair Market Value equal to the appreciation of the Fair Market Value of a Share during a specified period of time, granted pursuant to Section 7.
Subsidiary: Any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.
Substitute Award: An Award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.
3. Shares Subject to the Plan
(a)     Subject to adjustment as provided in this Section 3 and Section 12, a total of 1,661,639 Shares1 shall be authorized for Awards granted under the Plan as of the Restatement Effective Date, reduced by one (1) Share for every one (1) Share that was subject to an Option or SAR granted under the
1 Comprised solely of: the 1,141,194 Shares that remained available for grant under the Plan as of December 31, 2022, plus 520,445 newly added Shares.

Plan after December 31, 2022 and prior to the Restatement Effective Date, and one and seventeen hundredths (1.17) Shares for every one (1) Share that was subject to an award other than an Option or SAR granted under the Plan after December 31, 2022 and prior to the Restatement Effective Date. Any Shares granted under the Plan that are subject to Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted, and any Shares granted under the Plan that are subject to Full Value Awards shall be counted against this limit at the Full Value Award Debiting Rate.
(b)    If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part) or (ii) after February 28, 2021 any Shares subject to an award granted under the Prior Plans are forfeited, or an award granted under the Prior Plans expires or is settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award granted under the Prior Plans shall, to the extent of such forfeiture, expiration or cash settlement, be added to the Shares available for Awards under the Plan, in accordance with Section 3(d) below. In the event that withholding tax liabilities arising from a Full Value Award, or, after February 28, 2021, an award other than an option or stock appreciation right granted under a Prior Plan, are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan in accordance with Section 3(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3(a): (i) Shares tendered by the Participant or withheld by the Company in payment of an Option Price or, after February 28, 2021, the purchase price of an option granted under a Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or, after February 28, 2021, options or stock appreciation rights granted under a Prior Plan, (iii) Shares subject to a Stock Appreciation Right or, after February 28, 2021, a stock appreciation right granted under a Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after February 28, 2021, options granted under a Prior Plan.
(c)    The number of Shares available for Awards under this Plan shall not be reduced by (i) the number of Shares subject to Substitute Awards or (ii) available shares under a shareholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to Awards granted under this Plan (subject to applicable stock exchange requirements).
(d)    Any Shares that again become available for Awards under the Plan pursuant to this Section shall be added (i) as one (1) Share for every one (1) Share subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under a Prior Plan, and (ii) at the applicable Full Value Award Debiting Rate for every one (1) Share subject to Full Value Awards granted under the Plan or grants other than options or stock appreciation rights granted under a Prior Plan.
4. Administration
(a)    The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof; provided, however, that, on and after the first day on which a registration statement registering the Common Stock under Section 12 of the Act becomes effective, no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of two or more “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Notwithstanding the foregoing, no outstanding Award may be amended pursuant to this Section 4 without compliance with Section 16(a).
(b)    The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award, and the Company shall have no obligation to deliver Shares under an Award unless and until such amount is so paid. Unless the Committee specifies in an Agreement or otherwise, the Participant may elect to satisfy a portion or all of the Company’s withholding tax obligations by (a) delivery of Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant under the Award, in each case having a Fair Market Value equal to such withholding tax amount, provided that the withholding tax amount may not exceed the total maximum statutory tax rates associated with the transaction.
(c)    Minimum Vesting Schedule. Notwithstanding any other provision of the Plan to the contrary and subject to the immediately following proviso, equity-based Awards (excluding, for this purpose, any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash-denominated Awards and (iii) Awards to non-employee Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting) granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, however, that the Committee may grant Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available Shares (the “5% Exception Limit”) authorized for issuance under the Plan pursuant to Section 3 above (subject to adjustment under Section 12). For the avoidance of doubt, this Section 4(c) shall not be construed to limit the Committee’s discretion to provide for accelerated exercisability or vesting of an Award, including in cases of death, Disability or a Change in Control.
(d)    Treatment of Dividends and Dividend Equivalents. Notwithstanding anything in the Plan to the contrary, to the extent that an Award provides for the receipt of dividends or dividend equivalent payments, the payment to the Participant of any such dividends, dividend equivalents or distributions declared or paid on such Award, awarded to the Participant shall be subject to the same risk of forfeiture and vesting as the underlying Award and deferred until the lapsing of the restrictions imposed upon such Award or the settlement of such Award, as applicable. The Committee shall determine if any such deferred dividends, dividend equivalents or distributions shall be reinvested in additional Shares or credited during the deferral period with interest at a rate per annum as the Committee, in its discretion, may determine. Payment of any such deferred dividends, dividend equivalents, or distributions, together with any interest accrued thereon, shall be made upon the lapsing of the restrictions imposed on such Award or the settlement of such Award, as applicable, and any such deferred dividends, dividend equivalents, or distributions (together with any interest accrued thereon) shall be forfeited upon the forfeiture of such Award. For the avoidance of doubt, no Participant shall have any rights to dividends or other rights of a shareholder as a result of the grant of an Option or SAR until after the Option or SAR is exercised and Shares subject to the Option or SAR are issued. No Option or SAR shall include dividend equivalent rights.
5. Limitations
No Award may be granted under the Plan after the tenth anniversary of the Original Effective Date, but Awards theretofore granted may extend beyond that date.

6. Terms and Conditions of Options
The Committee may grant Options to any Participant it selects. Options granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine and set forth in an Agreement between the Company and the Participant:
(a)    Option Price.
The Option Price shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date the applicable Option is granted. The grant date of an Option may not be any day prior to the date the Committee approves the Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the purchase price per share of the Shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

Subject to Section 12, the Committee shall not without the approval of the shareholders of the Company, (i) reduce the Option Price of any previously granted Option, (ii) cancel any previously granted Option in exchange for another Option with a lower Option Price, (iii) cancel any previously granted Option in exchange for cash or another award if the Option Price of such Option exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation (other than in connection with a Change of Control), or (iv) take any other action that would be treated as a repricing under the rules of the exchange upon which Shares of the Company are traded.
(b)    Vesting. Subject to Sections 4(c) and 12(b), each Option shall become vested at such times as may be designated by the Committee and set forth in the applicable Agreement.
(c)    Exercisability. Options shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee and set forth in the applicable Agreement, but in no event shall an Option be exercisable more than ten years after the date it is granted; provided, however, that (other than as would otherwise result in the violation of Section 409A of the Code), to the extent an Option would expire at a time when the holder of such Option is prohibited by applicable law or by the Company’s insider trading policy from exercising the Option (the “Closed Window Period”), then such Option shall remain exercisable until the thirtieth (30th) day following the end of the Closed Window Period.
(d)    Exercise of Options. Except as otherwise provided in the Plan or in an Agreement, an Option may be exercised for all, or from time to time, any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date the Participant makes payment pursuant to clauses (i), (ii), (iii), (iv) or (v) of the following sentence. Except as otherwise provided for in the Agreement, the Participant shall pay in full the Option Price for the Shares as to which an Option is exercised at the time of exercise at the election of the Participant (i) in cash or its equivalent, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares are not subject to a security interest or pledge, (iii) partly in cash and partly in such Shares, (iv) subject to such rules as the Committee prescribes, by having the Company withhold a number of Shares otherwise deliverable upon exercise of the Option having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased, or (v) if there is a public market for the Shares at such time and if the Committee has authorized or established any required plan or program, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a shareholder as a result of the grant of an Option until after the Option is exercised and Shares subject to the Option are issued. No Option shall include dividend equivalent rights.
(e)    Attestation. Wherever in this Plan or any Agreement a Participant is permitted to pay the Option Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.
7. Stock Appreciation Rights.
The Committee may grant SARs to any Participant it selects. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Committee approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which (i) for a SAR granted independently of an Option may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant and (ii) for a SAR granted in relation to an Option shall be the Option Price of the related Option; (e) subject to Section 4(c), the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that a SAR must terminate no later than ten (10) years after the date of grant; provided, however, that (other than as would otherwise result in violation of Section 409A of the Code), to the extent a SAR would expire during a Closed Window Period, then such SAR shall remain exercisable until the thirtieth (30th) day following the end of the Closed Window Period; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. No Participant shall have any rights to dividends, dividend equivalents, or other rights of a shareholder with respect to Shares to which the SAR relates. If a SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to a SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.
Notwithstanding the foregoing, in the case of a SAR that is a Substitute Award, the grant price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate grant price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate grant price of such shares.
Subject to Section 12, the Committee shall not without the approval of the shareholders of the Company, (i) reduce the grant price of any previously granted SAR, (ii) cancel any previously granted SAR in exchange for another SAR with a lower grant price, (iii) cancel any previously granted SAR in exchange for cash or another award if the grant price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation (other than in connection with a Change of Control), or (iv) take any other action that would be treated as a repricing under the rules of the exchange upon which Shares of the Company are traded.

8. Restricted Stock Awards and Restricted Stock Units
(a)    Grant. The Committee shall grant Restricted Stock Awards and Restricted Stock Unit Awards to any Participant it selects, which shall be evidenced by an Agreement between the Company and the Participant. Awards of Restricted Stock Units may be presented as performance unit awards. Subject to Section 4(c), each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine (including, without limiting the generality of the foregoing, that such Agreement may require that an appropriate legend be placed on Share certificates and, in the case of performance unit awards, the Performance Goals, performance period and target payout). Awards of Restricted Stock and Restricted Stock Units shall be subject to the terms and provisions set forth below in this Section 8.
(b)     Rights of Participant. A stock certificate or certificates with respect to the Shares of Restricted Stock shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted, provided that the Participant has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares; provided further that the Committee may determine instead that such Shares shall be evidenced by book-entry registration. If a Restricted Stock Unit is settled in Shares, a stock certificate or certificates with respect to such Shares shall be issued in the name of the Participant as soon as reasonably practicable after, and to the extent of, such settlement. If a Participant shall fail to execute the Agreement evidencing a Restricted Stock Award or Restricted Stock Unit, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, any certificates issued in connection with a Restricted Stock Award or settlement of a Restricted Stock Unit shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the applicable Agreement, upon delivery of the certificates to the escrow agent or the book-entry registration, as applicable, the Participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and subject to Section 8(e), to receive all dividends or other distributions paid or made with respect to such Shares.
(c)    Non-transferability. Until all restrictions upon the Shares of Restricted Stock or Restricted Stock Units awarded to a Participant shall have lapsed in the manner set forth in Section 8(d), such Shares or such Restricted Stock Unit, as applicable, shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.
(d)    Lapse of Restrictions. Except as set forth in Section 12(b), restrictions upon Shares of Restricted Stock or upon Restricted Stock Units awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The applicable Agreement shall set forth any such restrictions.
(e)    Treatment of Dividends and Dividend Equivalents. To the extent that an Award provides for the receipt of dividends or dividend equivalent payments, the payment to the Participant of any such dividends, dividend equivalents or distributions declared or paid on such Shares of Restricted Stock or on Shares underlying a Restricted Stock Unit, awarded to the Participant shall be subject to the same risk of forfeiture and vesting as the underlying Award and deferred until the lapsing of the restrictions imposed upon such Shares or the settlement of such Restricted Stock Unit, as applicable. The Committee shall determine if any such deferred dividends, dividend equivalents or distributions shall be reinvested in additional Shares or credited during the deferral period with interest at a rate per annum as the Committee, in its discretion, may determine. Payment of any such deferred dividends, dividend equivalents, or distributions, together with any interest accrued thereon, shall be made upon the lapsing of the restrictions imposed on such Shares or the settlement of such Restricted Stock Units and any such deferred dividends, dividend equivalents, or distributions (together with any interest accrued thereon) shall be forfeited upon the forfeiture of such Shares or such Restricted Stock Units.
9. Other Stock-Based Awards.
(a)    Grant.    Subject to the terms of this Plan, the Committee may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Shares or in cash. Without limitation, such Award may include the issuance of unrestricted Shares, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Shares from the Company. Subject to Section 4(c), the Committee shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at no less than 100% of the Fair Market Value of the underlying Shares on the grant date of the Award and such purchase rights shall be subject to the terms and conditions of an Option under Section 6 above.
(b)    Treatment of Dividends and Dividend Equivalents.    To the extent that an Award provides for the receipt of dividends or dividend equivalent payments, the payment to the Participant of any such dividends, dividend equivalents or distributions declared or paid on Shares covered by an Award under this Section 9 shall be subject to the same risk of forfeiture and vesting as the underlying Award and deferred until the lapsing of the restrictions imposed upon such Awards. The Committee shall determine if any such deferred dividends or distributions shall be reinvested in additional Shares or credited during the deferral period with interest at a rate per annum as the Committee, in its discretion, may determine. Payment of any such deferred dividends or distributions, together with any interest accrued thereon, shall be made upon the lapsing of the restrictions imposed on such Awards and any such deferred dividends, dividend equivalents or distributions (together with any interest accrued thereon) shall be forfeited upon the forfeiture of such Awards.
10. Annual Incentive Awards
Subject to the terms of this Plan (including Section 4(c), if applicable), the Committee will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, provided that payment will be in cash except to the extent that the Committee determines that payment will be made in the form of a grant of Shares of Common Stock, Restricted Stock or Restricted Stock Units, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of grant equal to the amount payable with respect to the Annual Incentive Award; provided, further, that any such determination by the Committee or election by the Participant must be made in accordance with the requirements of Code Section 409A.
11. Long-Term Incentive Awards
(a)    Grant.    Subject to the terms of this Plan (including Section 4(c), if applicable), the Committee will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, provided that payment will be made as determined by the Committee in the form of a grant of Shares of Common Stock, Restricted Stock, Restricted Stock Units or cash, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of grant equal to the amount payable with respect to the Long-Term Incentive Award; provided, further, that any such determination by the Committee or election by the Participant must be made in accordance with the requirements of Code Section 409A.

(b)    Treatment of Dividends and Dividend Equivalents.    To the extent that an Award provides for the receipt of dividends or dividend equivalent payments, the payment to the Participant of any such dividends, dividend equivalents or distributions declared or paid on Shares covered by a Long-Term Incentive Award under this Section 11 shall be subject to the same risk of forfeiture and vesting as the underlying Award and deferred until the lapsing of the restrictions imposed upon such Awards. The Committee shall determine if any such deferred dividends, dividend equivalents, or distributions shall be reinvested in additional Shares or credited during the deferral period with interest at a rate per annum as the Committee, in its discretion, may determine. Payment of any such deferred dividends, dividend equivalents or distributions, together with any interest accrued thereon, shall be made upon the lapsing of the restrictions imposed on such Awards and any such deferred dividends, dividend equivalents or distributions (together with any interest accrued thereon) shall be forfeited upon the forfeiture of such Awards.
12. Adjustments Upon Certain Events
Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:
(a)    Generally. In the event of any change in the outstanding Shares after the Original Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends, or any other transaction which in the judgment of the Board necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, the Committee shall make such substitution or adjustment, in such manner as it deems equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price or grant price and/or (iii) any other affected terms of such Awards, including one or more Performance Goals.
Unless the Committee determines otherwise, any such adjustment to an Award that is exempt from Code Section 409A shall be made in a manner that permits the Award to continue to be so exempt, and any adjustment to an Award that is subject to Code Section 409A shall be made in a manner that complies with the provisions thereof. Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number.
(b)    Change of Control.
For all outstanding Awards, any acceleration of vesting or settlement of an Award in connection with a Change of Control shall be determined by the Committee and set forth in each Agreement. If and to the extent determined by the Committee in the applicable Agreement or otherwise, any Awards outstanding immediately prior to the Change of Control which are unexercisable or otherwise unvested or subject to lapse restrictions may be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, in whole or part as of immediately prior to a Change of Control and the Committee may, but shall not be obligated to, with respect to some or all of the outstanding Awards (i) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Options (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options) over the aggregate exercise price of such Options or (ii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (iii) provide that for a period of at least 15 days prior to the Change of Control, any such Options or SARs (that are settled in Shares) shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change of Control, such Options and SARs shall terminate and be of no further force and effect.
13. No Right to Employment or Awards
The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the Employment of a Participant and shall not lessen or affect the Company’s or Affiliate’s right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
14. Successors and Assigns
The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator, beneficiary or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.
15. Nontransferability of Awards
No Award shall be transferable or assignable by the Participant other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such Award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant in accordance with the terms of such Award.
16. Amendments and Termination
(a)    Authority to Amend or Terminate. The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (i) without the approval of the shareholders of the Company, if such action would (except as is provided in Section 12 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or if shareholder approval is otherwise required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or (ii) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Board may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding the foregoing, the Board may not amend the provisions of the last paragraph of Sections 6(a) and 7 that restrict the repricing of Options and SARs.
(b)    Survival of Authority and Awards. To the extent provided in the Plan, the authority of (i) the Committee to amend, alter, adjust, suspend, discontinue or terminate any Award, waive any conditions or restrictions with respect to any Award, and otherwise administer the Plan and any Award and (ii) the Board or Committee to amend the Plan, shall extend beyond the date of the Plan’s termination. Termination of the Plan shall not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.
17. International Participants
With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of Awards (including granting restricted stock units payable in cash or stock, in lieu of restricted stock) and/or establish special terms under the Plan with respect to such Participants in order to conform such terms to the requirements of local law or to address local tax, securities or legal concerns.
18. Choice of Law; Severability
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.
If any provision of the Plan or any Agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or (b) would disqualify the Plan, any Agreement or any Award under any law deemed applicable by the Committee, then such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such Agreement or such Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan, such Agreement and such Award shall remain in full force and effect.
19. Code Section 409A; No Guarantee of Tax Treatment
(a)    Construction. Notwithstanding any other provision to the contrary, the Plan and the Awards issued hereunder are intended to comply with or be exempt from the requirements of Code Section 409A, to the extent applicable, and the Plan and Awards shall be interpreted to avoid any additional tax under Code Section 409A. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with Code Section 409A. If any Plan provision or Award hereunder would result in the imposition of additional tax under Code Section 409A, the Company intends that the Plan provision or Award will be reformed to avoid imposition, to the extent possible, of the additional tax, and no action taken to comply with Code Section 409A shall be deemed to adversely affect the Participant’s rights to an Award. The Committee, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify the Plan or any Award in any manner and delay the payment of any amounts payable pursuant to an Award to the minimum extent necessary to meet the requirements of Code Section 409A as the Committee deems appropriate or desirable.
(b)    Separation from Service. Notwithstanding any other provision to the contrary, a termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan or any Award hereunder providing for the payment of “deferred compensation” (within the meaning of Code Section 409A) upon or following a termination of employment unless such termination is also a “separation from service” from the Company within the meaning of Code Section 409A and Treasury Regulation Section 1.409A-1(h) and, for purposes of any such provision of this Plan or any Award hereunder, references to a “separation,” “termination,” “termination of employment” or like terms shall mean “separation from service.”
(c)    Specified Employees. Notwithstanding any provision to the contrary and to the extent that Code Section 409A (including Code Section 409A(a)(2)(b)) is applicable to the Plan or any Award hereunder, if on the date of a Participant’s separation from service, he or she is a “specified employee” (as such term is defined in Code Section 409A(a)(2)(B)(i) and its corresponding regulations) as determined by the Committee, then the amount of an Award that constitutes deferred compensation subject to the requirements of Code Section 409A that are payable within the six (6) month period following such Participant’s separation from service shall be postponed for a period of six (6) months following the separation from service with the Company (or any successor thereto) to the extent necessary to avoid the imposition of taxes under Code Section 409A. Any payments delayed pursuant to this subsection will be made in a lump sum on the Company’s first regularly scheduled payroll date that follows such six (6) month period or, if earlier, the date of the Participant’s death.
(d)    No Guarantee. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (a) any Award intended to be exempt from Code Section 409A shall be so exempt, (b) any Award intended to comply with Code Section 409A shall so comply, (c) any Award shall otherwise receive a specific tax treatment under any other applicable tax law.
20. Recoupment of Awards
All Awards granted under this Plan, and any Stock issued or cash paid pursuant to such Awards, shall be subject to (a) any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and (b) any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to the Company from time to time.
21. General Restrictions
Notwithstanding any other provision of the Plan, the granting of Awards under the Plan and the issuance of Shares in connection with such Awards, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, and the Company shall have no liability to deliver any Shares under the Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.
22. Committee
No member of the Committee or the Board shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee and the Board, and each officer or member of any other committee to whom a delegation under Section 4 has been made, for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions, taken in good faith, in administering the Plan or in authorizing or denying authorization to any transaction hereunder.
23. Effectiveness of the Plan
The Plan was originally effective on the date of its approval by the stockholders of the Company at the 2021 annual meeting. The Plan, as amended and restated, shall be effective on the date of its approval by the stockholders of the Company at the 2023 annual meeting.

Appendix B

______________________________________________________________________________________________________

Section 382 Rights Agreement
Dated as of November 7, 2022,
By and Between
Cooper-Standard Holdings Inc.
and
Broadridge Corporate Issuer Solutions, Inc.
as Rights Agent
_____________________________________________________________________________________

1.	Certain Definitions	1
2.	Appointment of Rights Agent	8
3.	Issue of Right Certificates	9
4.	Form of Right Certificates	11
5.	Countersignature and Registration	11
6.	Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates	11
7.	Exercise of Rights; Purchase Price; Expiration Date of Rights	12
8.	Cancellation and Destruction of Right Certificates	13
9.	Company Covenants Concerning Securities and Rights	14
10.	Record Date	15
11.	Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights	16
12.	Certificate of Adjusted Purchase Price or Number of Securities	24
13.	Consolidation, Merger or Sale or Transfer of Assets or Earning Power	24
14.	Fractional Rights and Fractional Securities	26
15.	Rights of Action	28
16.	Agreement of Rights Holders	28
17.	Right Certificate Holder Not Deemed a Stockholder	29
18.	Concerning the Rights Agent	29
19.	Merger or Consolidation or Change of Name of Rights Agent	30
20.	Duties of Rights Agent	30
21.	Change of Rights Agent	32
22.	Issuance of New Right Certificates	32
23.	Redemption	33
24.	Exchange	34
25.	Notice of Certain Events	35
26.	Notices	36
27.	Supplements and Amendments	36
28.	Successors	36
29.	Benefits of this Agreement	37
30.	Governing Law	37
31.	Severability	37
32.	Descriptive Headings, Etc	38
33.	Determinations and Actions by the Board	38
34.	Suspension of Exercisability or Exchangeability	38
35.	Process to Seek Exemption Prior to Triggering Event	38
36.	Tax Compliance and Withholding	40
37.	Counterparts	40
	Exhibit A	A-1
	Exhibit B	B-1
	Exhibit C	C-1
i

SECTION 382 RIGHTS AGREEMENT
This Section 382 Rights Agreement, dated as of November 7, 2022 (this “Agreement”), is made and entered into by and between Cooper-Standard Holdings Inc., a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent.
RECITALS
WHEREAS, on November 7, 2022, the Board of Directors of the Company adopted this Agreement and authorized and declared a dividend distribution of one preferred stock purchase right, subject to adjustment as provided herein (each, a “Right”), in respect of each of the Company’s Common Shares (as hereinafter defined) outstanding as of the Close of Business (as hereinafter defined) on November 17, 2022 (the “Record Date”), each Right initially representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), on the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22;
WHEREAS, if the Company experiences an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), and the Treasury Regulations (as defined herein) promulgated thereunder, its ability to use the Tax Benefits (as defined herein) for income tax purposes could be substantially limited or lost altogether; and
WHEREAS, the Company view the Tax Benefits as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:
1.    Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a)    “Acquiring Person” means any Person who or which, together with all such Person’s Related Person, from and after the date of this Agreement, shall be the Beneficial Owner of 4.9% or more of the Common Shares then outstanding, but shall not include (i) an Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder shall, after the first public announcement of this Agreement, becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to (A) a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares, (B) a split or subdivision of the outstanding Common Shares or (C) an Exempt Acquisition), unless
1

upon acquiring such Beneficial Ownership, such Existing Holder does not Beneficially Own 4.9% or more of the Common Shares then outstanding. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of either (i) an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.9% or more of the Common Shares then outstanding or (ii) an Exempt Acquisition; provided, however, that if a Person shall become the Beneficial Owner of 4.9% or more of the Common Shares then outstanding solely by reason of share purchases by the Company or an Exempt Acquisition and shall, after such share purchases by the Company or Exempt Acquisition, become the Beneficial Owner of one or more additional Common Shares (other than pursuant to (A) a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares, (B) a split or subdivision of the outstanding Common Shares or (C) an Exempt Acquisition), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person does not Beneficially Own 4.9% or more of the Common Shares then outstanding. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Shares that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and such Person divests as promptly as practicable (as determined, in good faith, by the Board of Directors of the Company) a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Agreement. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder.
(b)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Stock or other securities (i) would be deemed constructively owned by such first Person for purposes of Section 382, (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382, provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were Directors of the Company.
(c)    “Agreement” has the meaning set forth in the Preamble to this Agreement.
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(d)    A Person will be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of, any securities:
(i)    which such Person, directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person, until such tendered securities are accepted for purchase or exchange; (B) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; or (C) securities issuable upon the exercise of Rights from and after the time the occurrence of a Triggering Event which Rights were acquired by such Person prior to the Distribution Date or pursuant to Section 22 (“Original Rights”) or pursuant to Section 11(a)(i) in connection with an adjustment made with respect to any Original Rights.
(ii)    which such Person, directly or indirectly, has or shares the right to vote or dispose of, or otherwise has “beneficial ownership” of (as defined under Rule 13d-3 of the Exchange Act); provided, however, that Beneficial Ownership arising solely as a result of any such Person’s participation in a “group” (within the meaning of Rule 13d-5(b) of the Exchange Act) shall be determined under the following clause (iii) of this Section 1(d) and not under this clause (ii) of Section 1(d); or
(iii)    of which any other Person is the Beneficial Owner, if such Person has any agreement, arrangement or understanding (whether or not in writing) with such other Person with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1(d)(iii) shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, and then only if such securities continue to be owned by such Person at the expiration of such 40 calendar days, or such later date as the Board of Directors of the Company may determine in any specific case.
Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(d), a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own, securities which such Person (i) would be deemed to constructively own pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations or otherwise
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under Section 382; or (ii) would be deemed to have a direct or indirect economic or pecuniary interest, including, without limitation, interests or rights acquired through derivative, hedging or similar transactions relating to such securities with a counterparty, as determined by the Company's Board of Directors in its sole and absolute discretion. Notwithstanding anything to the contrary herein, the Board may also determine that any Person, together with all such Person’s Related Persons, Beneficially Owns 4.9% or more of the Common Shares then outstanding (as the term “stock” is defined in Sections 1.382-2(a)(3) and1.382-2T(f)(18) of the Treasury Regulations).
No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1(d)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.
(e)    “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York (or such other state in which the principal office of the Rights Agent is located) are authorized or obligated by law or executive order to close.
(f)    “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.
(g)    “Code” has the meaning set forth in the Recitals to this Agreement.
(h)    “Common Shares” when used with reference to the Company means the shares of common stock, par value $0.001 per share, of the Company; provided, however, that if the Company is the continuing or surviving corporation in a transaction described in Section 13(a)(ii), “Common Shares” when used with reference to the Company means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company. “Common Shares” when used with reference to any corporation or other legal entity other than the Company, including an Issuer, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of such corporation or other legal entity.
(i)    “Company” has the meaning set forth in the Preamble to this Agreement.
(j)    “current per share market price” has the meaning set forth in Section 11(d)(i).
(k)    “Distribution Date” means the earlier of: (i) the Close of Business on the tenth calendar day following the Share Acquisition Date (or, if the tenth calendar day following the Share Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company or any Related Person), if upon the consummation thereof such Person would become an Acquiring Person.
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(l)    “equivalent common shares” has the meaning set forth in Section 11(a)(iii).
(m)    “equivalent preferred shares” has the meaning set forth in Section 11(b).
(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)    “Exchange Ratio” has the meaning set forth in Section 24(a).
(p)    “Exercise Value” has the meaning set forth in Section 11(a)(iii).
(q)    “Exempt Acquisition” means any transaction that the Board of Directors of the Company determines, in its sole discretion, is an “Exempted Acquisition,” which determination shall be irrevocable.
(r)    “Exempt Person” shall mean (i) the Company or any of its Subsidiaries, (ii) any officer, director or employee of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including any fiduciary capacity), (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iv) any other Person (together with all of its Related Persons) whose Beneficial Ownership of 4.9% or more of the then outstanding Common Shares will not jeopardize or endanger the availability to the Company of any Tax Benefit, as determined by the Board of Directors of the Company in its sole discretion prior to the time any Person becomes an Acquiring Person, provided, however, that such Person will cease to be an Exempt Person if the Board of Directors of the Company subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination, or (v) any other Person (together with all of its Related Persons) whose Beneficial Ownership of 4.9% or more of the then outstanding Common Shares was the result of an Exempted Acquisition.
(s)    “Exemption Request” has the meaning set forth in Section 35.
(t)    “Expiration Date” means the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which all exercisable Rights are exchanged as provided in Section 24, (iv) the Close of Business on November 6, 2023, if Stockholder Approval has not been obtained by that date, (v) the close of business on the effective date of the repeal of Section 382 if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of the Tax Benefits, or (vii) the time at which the Board of Directors of the Company determines that the Tax Benefits are fully utilized or no longer available under Section 382 or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.
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(u)    “Existing Holder” shall mean any Person who or which, together with all such Person’s Related Persons, is, as of immediately prior to the first public announcement of the adoption of this Agreement, the Beneficial Owner of 4.9% or more of the Common Shares then outstanding.
(v)    “Final Expiration Date” means November 6, 2025.
(w)    “Flip-in Event” means any event described in clauses (A), (B) or (C) of Section 11(a)(ii).
(x)    “Flip-over Event” means any event described in clauses (i), (ii) or (iii) of Section 13(a).
(y)    “Issuer” has the meaning set forth in Section 13(b).
(z)    “Original Right” has the meaning set forth in the definition of “Beneficial Owner.”
(aa)    “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or who are otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of any such entity or group.
(bb)    “Preferred Shares” means shares of Series A Junior Participating Preferred Stock of the Company having substantially the rights and preferences set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached as Exhibit A.
(cc)    “Purchase Price” means initially $50.00 per one one-hundredth of a Preferred Share, subject to adjustment from time to time as provided in this Agreement.
(dd)    “Record Date” has the meaning set forth in the Recitals to this Agreement.
(ee)    “Redemption Price” means $0.001 per Right, subject to adjustment by resolution of the Board of Directors of the Company to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.
(ff)    “Related Person” means, as to any Person, any Affiliate or Associate of such Person.
(gg)    “Requesting Person” has the meaning set forth in Section 35.
(hh)    “Right” has the meaning set forth in the Recitals to this Agreement.
(ii)    “Right Certificates” means certificates evidencing the Rights, in substantially the form attached as Exhibit B.
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(jj)    “Right to Acquire” means a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act, or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.
(kk)    “Rights Agent” means Broadridge Corporate Issuer Solutions, Inc. unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, “Rights Agent” means such successor Rights Agent.
(ll)    “Section 382” means Section 382 of the Code or any successor or replacement provisions and the Treasury Regulation promulgated thereunder.
(mm)    “Securities Act” means the Securities Act of 1933, as amended.
(nn)    “Share Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person.
(oo)    “Stock” means, with respect to any Person, such Person’s (i) common stock, (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code), (iii) warrants, rights, or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, and (iv) any other interest that would be treated as “stock” of such Person pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations.
(pp)    “Stockholder Approval” means the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares (or other shares that vote together with the Common Shares as one class for purposes of such an approval) that are present in person or by proxy at a Stockholder Meeting and entitled to vote on the proposal to approve this Agreement.
(qq)    “Stockholder Meeting” means the annual meeting of stockholders of the Company, or any adjournment thereof, duly held in accordance with the Amended and Restated Bylaws of the Company, as amended from time to time, the Third Amended and Restated Certificate of Incorporation, as amended from time to time, and applicable law.
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(rr)    “Subsidiary” when used with reference to any Person means any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person; provided, however, that for purposes of Section 13(b), “Subsidiary” when used with reference to any Person means any corporation or other legal entity of which at least 20% of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.
(ss)    “Summary of Rights” has the meaning set forth in Section 3(a).
(tt)    “Tax Benefits” shall mean net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other tax attribute the benefit of which is subject to possible limitation under Section 382.
(uu)    “Trading Day” means any day on which the principal national securities exchange or quotation system on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quotation system, a Business Day.
(vv)    “Treasury Regulations” means the final and temporary regulations promulgated by the United States Department of the Treasury under the Code as such regulations may be amended or superseded from time to time.
(ww)    “Triggering Event” means any Flip-in Event or Flip-over Event.
(xx)    “Trust” has the meaning set forth in Section 24(a).
(yy)    “Trust Agreement” has the meaning set forth in Section 24(a).
2.    Appointment of Rights Agent. The Board of Directors of the Company has appointed the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, will also be, prior to the Distribution Date, the holders of the Common Shares) in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time act as Co-Rights Agent or appoint such Co-Rights Agents as it may deem necessary or desirable. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such Co-Rights Agent. To the extent that any Co-Rights Agent takes any action pursuant to this Agreement, such Co-Rights Agent will be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement.
3.    Issue of Right Certificates. (a) Until the Distribution Date, (i) the Rights will be evidenced by the certificates representing Common Shares registered in the names of the record holders thereof, which certificates representing Common Shares will also be deemed to be Right Certificates (or, if the Common Shares are uncertificated, by the registration of the associated Common Shares on the stock transfer books of the Company), (ii) the Rights will be transferable
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only in connection with the transfer of the underlying Common Shares, and (iii) the surrender for transfer of any certificates evidencing Common Shares in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such Common Shares. On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached as Exhibit C (the “Summary of Rights”), by first-class mail, postage-prepaid, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. The Company shall give the Rights Agent prompt written notice of the Distribution Date. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred; provided, however, that, for the avoidance of doubt, the failure of the Company to timely deliver such notice shall not alter, amend or modify the rights, privileges and obligations of the holders of Rights.

(b)    Rights will be issued by the Company in respect of all Common Shares (other than Common Shares issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates evidencing such Common Shares will have stamped on, impressed on, printed on, written on, or otherwise affixed to them the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:
This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Section 382 Rights Agreement between Cooper-Standard Holdings Inc. and Broadridge Corporate Issuer Solutions, Inc., dated as of November 7, 2022 (as it may be amended from time to time, the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cooper-Standard Holdings Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. Cooper-Standard Holdings Inc. will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.
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With respect to any book-entry Common Shares, such legend shall be included in a notice to the record holder of such shares to the extent required by applicable law.

(c)    Any Right Certificate issued pursuant to this Section 3 that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate and any Right Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall be subject to and contain the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:
The Rights represented by this Right Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) or Section 13 of the Rights Agreement.
(d)    As promptly as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send at the expense of the Company), by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
(e)    In the event that the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares will be deemed canceled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares so purchased or acquired.
(f)    The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.
4.    Form of Right Certificates. The Right Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) will be substantially in the form attached as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon, as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may
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from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 22, the Right Certificates, whenever issued, on their face will entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as are set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding will be subject to adjustment as provided herein.
5.    Countersignature and Registration. (a) The Right Certificates will be executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its Principal Executive Officer, its Principal Financial Officer, or any executive officer of the Company, either manually or by facsimile or other electronic signature, and will have affixed thereto the Company’s seal or a facsimile thereof which will be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile or other electronic signature. The Right Certificates will be countersigned by the Rights Agent, either manually or by facsimile or other electronic signature, and will not be valid for any purpose unless so countersigned. In case any officer of the Company who signed any of the Right Certificates ceases to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
(b)    Following the Distribution Date and receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at the office or offices of the Rights Agent designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 7(d) and 14, at any time after the Close of Business on the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate or Right Certificates must make such request in a writing delivered to the Rights
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Agent and must surrender, together with any required form of assignment, duly executed and properly completed, the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose, along with a signature guarantee and such other and further documentation as the Company or the Rights Agent may reasonably request. The Rights Certificates are transferable only on the registry books of the Rights Agent.. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 7(d) and 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver, a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requires the payment by such Rights holder of applicable taxes and/or charges unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid.
(b)    Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Rights Agent may require the owner of any lost, stolen or destroyed Rights Certificate, or their legal representative, to provide to the Rights Agent a bond sufficient to indemnify the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Rights Certificate or the issuance of any such new Rights Certificate.
(c)     Notwithstanding any other provisions hereof, the Corporation and the Rights Agent may mutually agree to amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.
7.    Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date and prior to the Expiration Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment in cash, in lawful money of the United States of America by certified check or bank draft payable to the order of the Company,
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equal to the sum of (i) the exercise price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(d). Except for those provisions herein which expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.
(b)    Upon receipt of a Right Certificate representing exercisable Rights with the form of election to purchase duly executed, accompanied by payment as described above, the Rights Agent will promptly (i) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates representing the number of one one-hundredths of a Preferred Share to be purchased or, in the case of uncertificated shares or other securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, if the Company elects to deposit Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, and provides notice of such election to the Rights Agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or notices or depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common shares (or, in the case of uncertificated shares, a notice of the number of equivalent common shares for which registration will be made on the stock transfer books of the Company) to be issued in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (iv) when appropriate, after receipt of such certificates or notices, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 14 or in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (vi) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate, and (vii) when appropriate, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided by Section 11(l).
(c)    In case the registered holder of any Right Certificate exercises less than all the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate evidencing the Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to his, her or its duly authorized assigns, subject to the provisions of Section 14.
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(d)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company may reasonably request and (iii) tendered the Purchase Price (and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9) to the Company in the manner required by this Agreement.
8.    Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange will, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Right Certificates will be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent will deliver all canceled Right Certificates to the Company, or will, at the written request of the Company, destroy such canceled Right Certificates, and in such case will deliver a certificate of destruction thereof to the Company.
9.    Company Covenants Concerning Securities and Rights. The Company covenants and agrees that:
(a)    It will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, a number of Preferred Shares that will be sufficient to permit the exercise pursuant to Section 7 of all outstanding Rights.
(b)    So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of the Rights may be listed on a national securities exchange or quoted on a quotation system, it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange or quoted on such system, upon official notice of issuance upon such exercise.
(c)    It will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights, at the time of delivery of the certificates for (or registration of) such securities, will be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.
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(d)    It will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of Rights (or, if such securities are uncertificated, the registration of such securities on the stock transfer books of the Company); provided, however, that the Company will not be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.
(e)    It will use its best efforts (i) to file on an appropriate form, as soon as practicable following the later of the Share Acquisition Date and the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company will issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.
(f)    Notwithstanding anything in this Agreement to the contrary, after the later of the Share Acquisition Date and the Distribution Date, the Company will not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or otherwise diminish the benefits intended to be afforded by the Rights.
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(g)    In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Section 11, 13, 14 or 24, it will make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.
10.    Record Date. Each Person in whose name any certificate representing Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued (or in which such securities are registered upon the stock transfer books of the Company) upon the exercise of Rights will for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate (or registration) will be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price and all applicable transfer taxes was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are closed, such Person will be deemed to have become the record holder of such securities on, and such certificate (or registration) will be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate will not be entitled to any rights of a holder of any security for which the Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and will not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
11.    Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. The Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)    (i)    In the event that the Company at any time after the Record Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides the outstanding Preferred Shares, (C) combines the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon exercise of a Right, will be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Shares were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification) and would have been entitled to receive by virtue of such dividend, subdivision, combination
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or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13.
(ii)    Subject to the provisions of Section 24, if:
(A) any Person becomes an Acquiring Person; or
(B) any Acquiring Person or any Affiliate or Associate of any Acquiring Person, directly or indirectly, (1) merges into the Company or otherwise combines with the Company and the Company is the continuing or surviving corporation of such merger or combination (other than in a transaction subject to Section 13), (2) merges or otherwise combines with any Subsidiary of the Company, (3) in one or more transactions (otherwise than in connection with the exercise, exchange or conversion of securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries) transfers cash, securities or any other property to the Company or any of its Subsidiaries in exchange (in whole or in part) for shares of any class of capital stock of the Company or any of its Subsidiaries or for securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries, or otherwise obtains from the Company or any of its Subsidiaries, with or without consideration, any additional shares of any class of capital stock of the Company or any of its Subsidiaries or securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries (otherwise than as part of a pro rata distribution to all holders of shares of any class of capital stock of the Company, or any of its Subsidiaries), (4) sells, purchases, leases, exchanges, mortgages, pledges, transfers or otherwise disposes (in one or more transactions) to, from, with or of, as the case may be, the Company or any of its Subsidiaries (otherwise than in a transaction subject to Section 13), any property, including securities, on terms and conditions less favorable to the Company than the Company would be able to obtain in an arm’s-length transaction with an unaffiliated third party, (5) receives any compensation from the Company or any of its Subsidiaries other than compensation as a director or a regular full-time employee, in either case at rates consistent with the Company’s (or its Subsidiaries’) past practices, or (6) receives the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries; or
(C) during such time as there is an Acquiring Person, there is any reclassification of securities of the Company (including any reverse stock split), or any recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries, or any other transaction or series of transactions involving the Company or any of its Subsidiaries (whether or not with or into or otherwise involving an Acquiring Person), other than a transaction subject to Section 13, which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries, or of securities exercisable or
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exchangeable for or convertible into equity securities of the Company or any of its Subsidiaries, of which an Acquiring Person, or any Affiliate or Associate of any Acquiring Person, is the Beneficial Owner;
then, and in each such case, from and after the latest of the Distribution Date, the Share Acquisition Date and the date of the occurrence of such Flip-in Event, proper provision will be made so that each holder of a Right, except as provided below, will thereafter have the right to receive, upon exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), in lieu of Preferred Shares, such number of Common Shares as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Common Shares (determined pursuant to Section 11(d)) on the date of the occurrence of such Flip-in Event. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the occurrence of a Flip-in Event pursuant to either (1) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but will have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Right Certificate that represents Rights that are or have become void pursuant to the provisions of this Section 11(a)(ii) will thereafter be issued pursuant to Section 3 or Section 6, and any Right Certificate delivered to the Rights Agent that
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represents Rights that are or have become void pursuant to the provisions of this Section 11(a)(ii) will be canceled. Upon the occurrence of a Flip-over Event, any Rights that shall not have been previously exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).
(iii)    Upon the occurrence of a Flip-in Event, if there are not sufficient Common Shares authorized but unissued or issued but not outstanding to permit the issuance of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board of Directors of the Company will use its best efforts promptly to authorize and, subject to the provisions of Section 9(e), make available for issuance additional Common Shares or other equity securities of the Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board of Directors of the Company) to the Common Shares (for purposes of this Section 11(a)(iii), “equivalent common shares”). In the event that equivalent common shares are so authorized, upon the exercise of a Right in accordance with the provisions of Section 7, the registered holder will be entitled to receive (A) Common Shares, to the extent any are available, and (B) a number of equivalent common shares, which the Board of Directors of the Company has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right (the “Exercise Value”) over (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any Common Shares available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there are not sufficient Common Shares and/or equivalent common shares available for issuance upon the exercise of a Right, then the Company will be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), equivalent common shares (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Share Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the Company will pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and will continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such Rights holder has been paid.
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(b)    In the event that the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having equivalent rights, privileges and preferences as the Preferred Shares (for purposes of this Section 11(b), “equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current per share market price of the Preferred Shares (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which is the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price will be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)    In the event that the Company fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in Preferred Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which Preferred Shares begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which is such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one
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Right. Such adjustments will be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price will again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(d)    (i)    For the purpose of any computation hereunder, the “current per share market price” of Common Shares on any date will be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price will be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per Common Share equivalent. The closing price for each day will be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated quotation system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated quotation system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company. If the Common Shares are not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, “current per share market price” will mean the fair value per share as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent.
(ii)    For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares will be determined in the same manner as set forth above for Common Shares in Section 11(d)(i), other than the last sentence thereof. If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the “current per share market price” of the Preferred Shares will be conclusively deemed to be an amount equal to the current per share market price of the Common Shares multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or the subject of available bid and asked quotes, “current per share market price” of the Preferred Shares will mean the fair value per share as determined in good faith by the Board of Directors of the Company, which determination will
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be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-hundredth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by one hundred.
(e)    Except as set forth below, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 will be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of a Common Share or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 will be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.
(f)    If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Preferred Shares, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares (and the Purchase Price in respect thereof) will apply on like terms to any such other securities (and the Purchase Price in respect thereof).
(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder will evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)    Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)    The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by
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dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company will make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, will be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company will, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, will cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed will be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and will be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j)    Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Right Certificate issued hereunder.
(k)    Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares or such other securities, as the case may be, at such adjusted Purchase Price.
(l)    In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise over and above the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional Preferred Shares or other securities upon the occurrence of the event requiring such adjustment.
(m)    Notwithstanding anything in this Agreement to the contrary, the Company will be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of Preferred Shares at less than
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the current per share market price therefor, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares is not taxable to such stockholders.
(n)    Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date prior to the Distribution Date (i) pays a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares, (iii) combines the outstanding Common Shares into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, will be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event equals the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which is the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.
12.    Certificate of Adjusted Purchase Price or Number of Securities. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company will promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate, and (c) if such adjustment is made after the Distribution Date, mail a brief summary of such adjustment to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power. (a) In the event that:
(i)    at any time after a Person has become an Acquiring Person, the Company consolidates with, or merges with or into, any other Person and the Company is not the continuing or surviving corporation of such consolidation or merger; or
(ii)    at any time after a Person has become an Acquiring Person, any Person consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Common Shares is changed into or exchanged for stock or other securities of any other Person or cash or any other property; or
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(iii)    at any time after a Person has become an Acquiring Person, the Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly owned Subsidiaries;
then, and in each such case, proper provision will be made so that from and after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of such Flip-over Event, (A) each holder of a Right thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the Share Acquisition Date, such number of duly authorized, validly issued, fully paid, nonassessable and freely tradeable Common Shares of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the Share Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Shares of the Issuer (determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over Event; (B) the Issuer will thereafter be liable for, and will assume, by virtue of the occurrence of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” will thereafter be deemed to refer to the Issuer; and (D) the Issuer will take such steps (including without limitation the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.
(b)    For purposes of this Section 13, “Issuer” means (i) in the case of any Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii) above), and (ii) in the case of any Flip-over Event described in Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that, in any such case, (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term “Issuer” means such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term “Issuer” means whichever of such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the
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Flip-over Events listed above is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Shares of the Issuer will be deemed to be references to the Common Shares of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no such corporation or other legal entity having outstanding equity securities, (I) proper provision will be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Shares which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities; and (II) all other provisions of this Agreement will apply to the issuer of such securities as if such securities were Common Shares.
(c)    The Company will not consummate any Flip-over Event if, (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-over Event, the stockholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the Rights. In addition, the Company will not consummate any Flip-over Event unless the Issuer has a sufficient number of authorized Common Shares (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior to such consummation the Company and the Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip-over Event, the Issuer will:
(A) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;
(B) take all such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights; and
(C) deliver to holders of the Rights historical financial statements for the Issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.
(d)    The provisions of this Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-over Event occurs at any time
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after the occurrence of a Flip-in Event, except for Rights that have become void pursuant to Section 11(a)(ii), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(a)(ii) and will thereafter be exercisable in the manner provided in Section 13(a).
14.    Fractional Rights and Fractional Securities. (a) The Company will not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company will pay as promptly as practicable to the registered holders of the Right Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For the purposes of this Section 14(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day is the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal quotation system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal quotation system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent.
(b)    The Company will not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares on the stock transfer books of the Company (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company may pay to any Person to whom or which such fractional Preferred Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this Section 14(b), the current market value of one Preferred Share is the closing price of the Preferred Shares (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise; provided,
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however, that if the closing price of the Preferred Shares cannot be so determined, the closing price of the Preferred Shares for such Trading Day will be conclusively deemed to be an amount equal to the closing price of the Common Shares (determined pursuant to the second sentence of Section 11(d)(i)) for such Trading Day multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement); provided further, however, that if neither the Common Shares nor the Preferred Shares are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Preferred Share will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent.
(c)    Following the occurrence of a Triggering Event, the Company will not be required to issue fractions of Common Shares or other securities issuable upon exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities or to register any such fractional securities on the stock transfer books of the Company. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 14(c), the current market value of one Common Share or other security issuable upon the exercise or exchange of Rights is the closing price thereof (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange; provided, however, that if neither the Common Shares nor any such other securities are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Common Share or such other security will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will mean the fair value thereof as will be described in a statement filed with the Rights Agent.
(d)     Whenever a payment for fractional Rights or fractions shares or other securities is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares or other securities unless and until the Rights Agent shall have received such a certificate and sufficient monies.
15.    Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the holder of any Common Shares), may in his own behalf and for his own benefit enforce, and may institute
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and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.
16.    Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)    Prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares;
(b)    After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and with the appropriate forms and certificates fully completed and executed;
(c)    The Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Share certificate, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent will be affected by any notice to the contrary;
(d)    Such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 14.
(e)    Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.
17.    Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate will be entitled to vote, receive dividends, or be deemed for any purpose the holder of Preferred Shares or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor will anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as
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such, any of the rights of a stockholder of the Company or any right to vote for the election of Directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.
18.    Concerning the Rights Agent. (a) The Company will pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will also indemnify the Rights Agent for, and hold it harmless against, any loss, liability, damage, claim, suit, action, proceeding or expense (including the reasonable documented fees and expenses of outside legal counsel and including reasonable fees and expenses arising from enforcing its rights hereunder), incurred without gross negligence, bad faith, or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction) in connection with the acceptance, exercise, performance, and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly or enforcing its rights hereunder. The provisions of this Section 18 and of Section 20 below shall survive the termination of this Rights Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights agent. The Rights Agent shall not be deemed to have any knowledge of any event of which it was supposed to receive notice hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.
(b)    The Rights Agent will be protected and will incur no liability for or in respect of any action taken, suffered, or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate or other notice evidencing Preferred Shares or Common Shares or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons.
19.    Merger or Consolidation or Change of Name of Rights Agent. (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at
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the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.
(b)    If at any time the name of the Rights Agent changes and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.
20.    Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, will be bound:
(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability as to any action taken or omitted by it in the absence of bad faith, gross negligence or willful misconduct (each as determined by a final judgment of a court of competent jurisdiction) and in accordance with such opinion.
(b)    Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the current per share market price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent, and such certificate will be full authorization and protection to the Rights Agent for any action taken, suffered or omitted to be taken in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c)    The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). In no case, however, will the Rights Agent be liable for any special, indirect, punitive, incidental or consequential losses or damages of any kind whatsoever (including but not limited to lost profits or reputational harm), even if the Rights Agent has been advised of the possibility of such damages.
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(d)    The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.
(e)    The Rights Agent will not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Right Certificate; nor will it be responsible for any adjustment required under the provisions of Sections 11, Section13, or Section 24 hereof(including any adjustment which results in Rights becoming void) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment upon which the Rights Agent may conclusively rely); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.
(f)    The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent, and the Rights Agent will not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying in good faith upon the most recent instructions received by it from any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.
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(h)    The Rights Agent and any stockholder, director, affiliate officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent or any such stockholder, director, affiliate, officer or employee from acting in any other capacity for the Company or for any other Person.
(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Right Certificates.
(j)    No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent will not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company’s written instructions.
21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 60 calendar days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its affiliates is not also the transfer agent for the Company, to each transfer agent of the Preferred Shares or the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice related thereto. The Company may remove the Rights Agent or any successor Rights Agent upon 60 calendar days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will
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appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who will, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, will be a corporation or other legal entity organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus or net assets, on a consolidated basis of at least $50 million. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent will deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares or the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
22.    Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price per share and the number or kind of securities issuable upon exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) will, with respect to Common Shares so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into Common Shares, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board of Directors of the Company, issue Right Certificates representing an equivalent number of Rights as would have been issued in respect of such Common Shares if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Right Certificate will be issued if, and to the extent that, in its good faith judgment the Board of Directors of the Company determines that the issuance of such Right Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Right Certificate otherwise would be issued and (ii) no such Right Certificate will be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof.
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23.    Redemption. (a) Prior to the Expiration Date, the Board of Directors of the Company may, at its option, redeem all but not less than all of the then-outstanding Rights at the Redemption Price at any time prior to the Close of Business on the later of (i) the Distribution Date and (ii) the Share Acquisition Date. Any such redemption will be effective immediately upon the action of the Board of Directors of the Company ordering the same, unless such action of the Board of Directors of the Company expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board of Directors of the Company).
(b)    Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company will publicly announce (with prompt written notice to the Rights Agent) such redemption and, within 10 calendar days thereafter, will give notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. The notice of redemption mailed to the holders of Rights will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based upon the current per share market price of the Common Shares (determined pursuant to Section 11(d)) at the time of redemption), or any other form of consideration deemed appropriate by the Board of Directors of the Company (based upon the fair market value of such other consideration, determined by the Board of Directors of the Company in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to holders of Common Shares and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board of Directors of the Company) at the time of redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.
24.    Exchange. (a) The Board of Directors of the Company may, at its option, at any time after the later of the Share Acquisition Date and the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which will not include Rights that have become void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Any such exchange will be effective immediately upon the action of the Board of Directors of the Company ordering the same, unless such action of the Board of Directors of the Company expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in
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which case such exchange will be effective in accordance with the provisions of such action of the Board of Directors of the Company). Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”). If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Shares issuable pursuant to the exchange, and all Persons entitled to receive Common Shares pursuant to the exchange shall be entitled to receive such Common Shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board of Directors of the Company will not be empowered to effect such exchange at any time after any Person (other than the Company or any Related Person), who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the then-outstanding Common Shares.
(b)    Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights will terminate and the only right with respect to such Rights thereafter of the holder of such Rights will be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company will publicly announce (with prompt written notice to the Rights Agent) such exchange and, within 10 calendar days thereafter, will give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.
(c)    In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any Common Share exchangeable for a Right (i) equivalent common shares (as such term is used in Section 11(a)(iii)), (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board of Directors of the Company (which determination will be described in a statement filed with the Rights Agent), equal to the current market value of one Common Share (determined pursuant to Section 11(d)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.
25.    Notice of Certain Events. (a) If, after the Distribution Date, the Company proposes (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Preferred Shares rights, options or warrants to
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subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or reclassification of the Common Shares then, in each such case, the Company will give to the Rights Agent and to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice will be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever is the earlier.
(b)    In case any Triggering Event occurs, then, in any such case, the Company will as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice of the occurrence of such event, which specifies the event and the consequences of the event to holders of Rights.
(c)    Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of any Rights or of any Common Shares for purposes of this Agreement.
26.    Notices. (a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company will be sufficiently given or made if sent by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Rights Agent) as follows:
Cooper-Standard Holdings Inc.
40300 Traditions Drive
Northville, Michigan 48168
Attention: Joanna M. Totsky, Senior Vice President, Chief Legal Officer and Secretary (email: Joanna.Totsky@cooperstandard.com)
(b)    Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate
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to or on the Rights Agent will be sufficiently given or made if sent by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Company) as follows:
Broadridge Corporate Issuer Solutions, Inc.
51 Mercedes Way
Edgewood, NY 11717
Attn: Corporate Actions Department

With a copy to:

Broadridge Financial Solutions, Inc.
2 Gateway Center, Newark, New Jersey 07102
legalnotices@broadridge.com
Attention: General Counsel
(c)    Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior the Distribution Date, to the holder of any Common Shares) will be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
27.    Supplements and Amendments. Prior to the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the penultimate sentence of this Section 27, the Company may in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Shares. From and after the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the penultimate sentence of this Section 27, the Company may, and the Rights Agent will if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights or Common Shares in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to supplement or amend the provisions hereunder in any manner which the Company may deem desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this Agreement again to become supplemented or amended otherwise than in accordance with the provisions of this sentence. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Board of Directors of the Company may determine to be appropriate. Upon the delivery of a certificate from an officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment; provided, however, that any supplement or amendment shall become valid and effective as between the holders of the Rights and the Company immediately upon execution by the
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Company, whether or not such supplement or amendment is also executed by the Rights Agent (but shall not be binding upon the Rights Agent until it is executed by it); provided, further, that to the extent a supplement or amendment adversely affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement, such amendment shall not be effective against the Rights Agent without its express written consent. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.001 per Right. Notwithstanding anything in this Agreement to the contrary, the limitations on the ability of the Board of Directors of the Company to amend this Agreement set forth in this Section 27 shall not affect the power or ability of the Board of Directors of the Company to take any other action that is consistent with its fiduciary duties under Delaware law, including without limitation accelerating or extending the Expiration Date or the Final Expiration Date or making any other amendment to this Agreement that is permitted by this Section 27 or adopting a new stockholder rights plan or rights agreement with such terms as the Board of Directors of the Company determines in its sole discretion to be appropriate.
28.    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will be binding on and inure to the benefit of their respective successors and assigns hereunder.
29.    Benefits of this Agreement. Nothing in this Agreement will be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement will be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (or prior to the Distribution Date, the Common Shares).
30.    Governing Law. This Agreement, each Right and each Right Certificate issued hereunder will be deemed to be a contract made under the internal substantive laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State. The Company and, by accepting Rights hereunder, each holder of Rights: (a) irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement; (b) acknowledge that the forum designated by this Section 30 has a reasonable relation to this Agreement and to such Persons’ relationship with one another; (c) waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 30; (d) undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 30; (e) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.
31.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable,
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the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 27 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction; provided, further, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
32.    Descriptive Headings, Etc. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof. Unless otherwise expressly provided, references herein to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of or to this Agreement.
33.    Determinations and Actions by the Board. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise or refrain from exercising any of the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement). In administering this Agreement and exercising the rights and powers specifically granted to the Board of Directors of the Company and to the Company hereunder, and in interpreting this Agreement and making any determination hereunder, the Board of Directors of the Company, or a duly authorized committee thereof, may consider any and all facts, circumstances or information it deems to be necessary, useful or appropriate. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company, or a duly authorized committee thereof, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties to the fullest extent permitted by applicable law.
34.    Suspension of Exercisability or Exchangeability. To the extent that the Board of Directors of the Company determines in good faith that some action will or may need be taken pursuant to, or in order to properly give effect to, Sections 7, 11, 13, 21 or 24 or to comply with federal or state securities laws or rules and regulations of any national securities exchange on which the Common Shares are listed or admitted to trading, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period sufficient to allow it to take such action or comply with such laws or rules and regulations. In the event of any such suspension, the Company will issue as promptly as practicable a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof will not be required. Upon such suspension, any rights of action vested in a holder of Rights will be similarly suspended. Failure to give a notice pursuant to the provisions of this Agreement will not affect
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the validity of any action taken hereunder.
35.    Process to Seek Exemption Prior to Triggering Event. Any Person who desires to effect any acquisition of Common Shares that would, if consummated, result in such Person beneficially owning 4.9% or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Share Acquisition Date and in accordance with this Section 35, request that the Board of Directors grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” under Section 1(r) hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.9% or more of the then outstanding Common Shares and the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire. The Board of Directors shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board of Directors and its advisors to assist the Board of Directors in making its determination. For purposes of considering the Exemption Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board of Directors shall only grant an exemption in response to an Exemption Request if the Board of Directors determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board of Directors’ determination with respect thereto, unless the information contained in the Exemption Request or the Board of Directors’ determination with respect thereto otherwise becomes publicly available. The Exemption
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Request shall be considered and evaluated by directors serving on the Board of Directors, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request.
36.    Tax Compliance and Withholding. The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to the Code or by any federal or state statutes in effect as of the date hereof or subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing authority. The Company will provide withholding and reporting instructions in writing to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting or payment except as specifically instructed by the Company.
37.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted by electronically will have the same authority, effect and enforceability as an original signature.
[Signatures appear on following page.]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

COOPER-STANDARD HOLDINGS INC. By: /s/ Joanna M. Totsky Name: Joanna M. Totsky Title:Senior Vice President, Chief Legal Officer and Secretary

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. By: /s/ John P. Dunn Name: John P. Dunn Title: Senior Vice President
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EXHIBIT A

CERTIFICATE OF DESIGNATION
of
SERIES A JUNIOR PARTICIPATING
PREFERRED STOCK
of
COOPER-STANDARD HOLDINGS INC.
(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)
Cooper-Standard Holdings Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), DOES HEREBY CERTIFY:
That, pursuant to authority vested in the Board of Directors of the Company by its Third Amended and Restated Certificate of Incorporation, and pursuant to the provisions of Section 151 of the General Corporation Law, the Board of Directors of the Company has adopted the following resolution providing for the issuance of a series of Preferred Stock:
RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the “Board of Directors” or the “Board”) by the Third Amended and Restated Certificate of Incorporation of the Company, a series of Preferred Stock of the Company be, and it hereby is, created, and that the designation and amount thereof and the powers, designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:
I. Designation and Amount
The shares of such series will be designated as Series A Junior Participating Preferred Stock, $0.001 par value per share (the “Series A Preferred”), and the number of shares constituting the Series A Preferred is 2,000,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease will reduce the number of shares of Series A Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred.
II. Dividends and Distributions
(a)    Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior to the Series A Preferred with respect to dividends, the holders of shares of Series A Preferred, in preference to the holders of common stock, par value $0.001 per share (the “Common Stock”), of the Company, and of any other junior stock, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash (except as otherwise provided below) on such dates as are from time to time established for the payment of dividends on the Common Stock (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred (the “First Dividend Payment Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, one hundred times the aggregate per share amount of all cash dividends, and one hundred times the aggregate per share amount (payable in kind) of all non-cash dividends, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the First Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred. In the event that the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series A Preferred are then issued or outstanding, the amount to which holders of shares of Series A Preferred would otherwise be entitled immediately prior to such event under clause (ii) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    The Company will declare a dividend on the Series A Preferred as provided in the immediately preceding paragraph immediately after it declares a dividend on the Common Stock (other than a dividend payable in shares of Common Stock). Each such dividend on the Series A Preferred will be payable immediately prior to the time at which the related dividend on the Common Stock is payable.
(c)    Dividends will accrue on outstanding shares of Series A Preferred from the Dividend Payment Date next preceding the date of issue of such shares, unless (i) the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of Series A Preferred or (ii) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue from such Dividend Payment Date. Accrued but unpaid dividends will accumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series A Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 60 calendar days prior to the date fixed for the payment thereof.
III. Voting Rights
The holders of shares of Series A Preferred will have the following voting rights:
(a)    Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred will entitle the holder thereof to one hundred votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series A Preferred are then issued or outstanding, the number of votes per share to which holders of shares of Series A Preferred would otherwise be entitled immediately prior to such event will be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    Except as otherwise provided herein, in any other Preferred Stock Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights will vote together as one class on all matters submitted to a vote of stockholders of the Company.
(c)    Except as set forth in the Third Amended and Restated Certificate of Incorporation or herein, or as otherwise provided by law, holders of shares of Series A Preferred will have no voting rights.
IV. Certain Restrictions
(a)    Whenever dividends or other dividends or distributions payable on the Series A Preferred are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred outstanding have been paid in full, the Company will not:
(i)    Declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series A Preferred;
(ii)    Declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series A Preferred, except dividends paid ratably on the shares of Series A Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)    Redeem, purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series A Preferred; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the shares of Series A Preferred; or
(iv)    Redeem, purchase or otherwise acquire for consideration any shares of Series A Preferred, or any shares of stock ranking on a parity with the shares of Series A Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b)    The Company will not permit any majority-owned subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Article IV, purchase or otherwise acquire such shares at such time and in such manner.
V. Reacquired Shares
Any shares of Series A Preferred purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Third Amended and Restated Certificate of Incorporation of the Company, or in any other Preferred Stock Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.
VI. Liquidation, Dissolution or Winding Up
Upon any liquidation, dissolution or winding up of the Company, no distribution will be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series A Preferred unless, prior thereto, the holders of shares of Series A Preferred have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of Series A Preferred will be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to one hundred times the aggregate amount to be distributed per share to holders of shares of Common Stock or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series A Preferred, except distributions made ratably on the shares of Series A Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series A Preferred are then issued or outstanding, the aggregate amount to which each holder of shares of Series A Preferred would otherwise be entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
VII. Consolidation, Merger, Etc.
In the event that the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of Series A Preferred will at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one hundred times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company at any time (a) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (b) subdivides the outstanding shares of Common Stock, (c) combines the outstanding shares of Common Stock in a smaller number of shares, or (d) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series A Preferred are then issued or outstanding, the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
VIII. Redemption
The shares of Series A Preferred are not redeemable.
IX. Rank
The Series A Preferred rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s Preferred Stock.
X. Amendment
Notwithstanding anything contained in the Third Amended and Restated Certificate of Incorporation of the Company to the contrary and in addition to any other vote required by applicable law, the Third Amended and Restated Certificate of Incorporation of the Company may not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred so as to affect them adversely without the affirmative vote of the holders of at least 80% of the outstanding shares of Series A Preferred, voting together as a single series.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its ____________________ and attested by its ____________________ this ___ day of __________ 2022.

COOPER-STANDARD HOLDINGS INC. By: Name: Title:

Attest: Name: Title:

EXHIBIT B
FORM OF RIGHT CERTIFICATE
Certificate No. R-____________                        __________ Rights
NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS SUCH TERM IS DEFINED IN THE SECTION 382 RIGHTS AGREEMENT). THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE SECTION 382 RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF MAY BECOME NULL AND VOID.
Right Certificate
COOPER-STANDARD HOLDINGS INC.
This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Section 382 Rights Agreement, dated as of November 7, 2022 (the “Rights Agreement”), between Cooper-Standard Holdings Inc., a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, Inc. (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Expiration Date (as such term is defined in the Rights Agreement) at the principal office or offices of the Rights Agent designated for such purpose, one one-hundredth of a fully paid nonassessable share of Series A Junior Participating Preferred Stock of the Company (the “Preferred Shares”), at a purchase price of $50.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Right Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date.
As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights evidenced by this Right Certificate are subject to adjustment upon the occurrence of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and can be obtained from the Company without charge upon written request therefor. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.
Pursuant to the Rights Agreement, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-in Event pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of a Flip-in Event, no Right Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights

Agreement, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be canceled.
This Right Certificate, with or without other Right Certificates, may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the holder to purchase a like number of one one-hundredths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the principal office of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.
The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other securities, the Company may make a cash payment, as provided in the Rights Agreement.
No holder of this Right Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate have been exercised in accordance with the provisions of the Rights Agreement.
This Right Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.
WITNESS the facsimile signature of the officers of the Company and its corporate seal. Dated as of ________, ____.

ATTEST:	COOPER-STANDARD HOLDINGS INC. By: Name: Title:

Countersigned: BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. By: Authorized Signature

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED, _______________ hereby sells, assigns and transfers unto ______________________________________________________________________________
(Please print name and address of transferee)
______________________________________________________________________________ this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated: __________, ____

Signature
Signature Guaranteed: _____________________________

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1)    the Rights evidenced by this Right Certificate [  ] are [  ] are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);
(2)    after due inquiry and to the best knowledge of the undersigned, it [  ] did [  ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
Dated: __________, ____

Signature

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise the Right Certificate)
To Cooper-Standard Holdings Inc.:
The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Right Certificate to purchase the one one-hundredths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:
Please insert social security
or other identifying number:

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:
Please insert social security
or other identifying number:

(Please print name and address)

Dated: __________, ____

Signature
Signature Guaranteed: _____________________________

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1)    the Rights evidenced by this Right Certificate [  ] are [  ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);
(2)    after due inquiry and to the best knowledge of the undersigned, it [  ] did [  ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
Dated: __________, ____

Signature
NOTICE
Signatures on the foregoing Form of Assignment and Form of Election to Purchase and in the related Certificates must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion signature program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

EXHIBIT C
SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK
On November 7, 2022, the Board of Directors of Cooper-Standard Holdings Inc. (the “Company”) adopted a rights plan and declared a dividend of one preferred share purchase right for each of our outstanding common shares. The dividend is payable on November 17, 2022, to our stockholders of record on that date. The terms of the rights and the rights plan are set forth in a Section 382 Rights Agreement, dated as of November 7, 2022, by and between Cooper-Standard Holdings Inc. and Broadridge Corporate Issuer Solutions, Inc., as rights agent (the “Rights Agreement”).
By adopting the Rights Agreement, the Board of Directors of the Company is seeking to protect the Company’s ability to use its net operating losses, any loss or deduction attributable to a “net unrealized built-in loss” and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets, which are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code, as amended (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Rights Agreement is intended to act as a deterrent to any person acquiring 4.9% or more of the outstanding shares of the Company’s common stock without the approval of the Company’s Board of Directors. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.9% of the common stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board of Directors of the Company believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Rights Agreement.
This summary of rights provides a general description of the Rights Agreement. Because it is only a summary, this description should be read together with the entire Rights Agreement, which we incorporate in this summary by reference. We have filed the Rights Agreement with the Securities and Exchange Commission as an exhibit to our registration statement on Form 8-A. Upon written request, we will provide a copy of the Rights Agreement free of charge to any stockholder.
The Rights. Our Board of Directors authorized the issuance of one right per each outstanding common share on November 17, 2022. If the rights become exercisable, each right would allow its holder to purchase from us one one-hundredth of a share of our Series A Junior Participating Preferred Stock for a purchase price of $50.00. Each fractional preferred share would give the stockholder approximately the same dividend, voting and liquidation rights as does one common share. Prior to exercise, however, a right does not give its holder any dividend, voting or liquidation rights.

Exercisability. The rights will not be exercisable until the earlier of:
•10 days after the Company’s public announcement that a person or group has become an acquiring person; and
•10 business days (or a later date determined by our Board of Directors) after a person or group begins a tender or exchange offer that, if completed, would result in that person or group becoming an acquiring person.

We refer to the date that the rights become exercisable as the “distribution date.” Until the distribution date, our common share certificates will also evidence the rights and will contain a notation to that effect. Any transfer of common shares prior to the distribution date will constitute a transfer of the associated rights. After the distribution date, the rights will separate from the common shares and be evidenced by right certificates, which we will mail to all holders of rights that have not become void.
Flip-in Event. After the distribution date, if a person or group already is or becomes an acquiring person, all holders of rights, except the acquiring person, may exercise their rights upon payment of the purchase price to purchase shares of our common stock (or other securities or assets as determined by our Board of Directors) with a market value of two times the purchase price.
C-1

Flip-over Event. After the distribution date, if a flip-in event has already occurred and we are acquired in a merger or similar transaction, all holders of rights except the acquiring person may exercise their rights, upon payment of the purchase price, to purchase shares of the acquiring corporation with a market value of two times the purchase price of the rights.
Expiration. The rights will expire, unless earlier terminated, on the earliest to occur of: (i) the close of business on November 6, 2025; (ii) the time at which the rights are redeemed; (iii) the time at which all exercisable rights are exchanged; (iv) the Close of Business on November 6, 2023, if the approval of the Company’s stockholders of the Rights Agreement has not been obtained by that date; (v) the repeal of Section 382 of the Code if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of the Tax Benefits; or (vii) the time at which the Board of Directors of the Company determines that the Tax Benefits are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.
Redemption. Our Board of Directors may redeem all (but not less than all) of the rights for a redemption price of $0.001 per right at any time before the later of the distribution date and the date of our first public announcement or disclosure that a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise the rights will terminate, and the only right of the holders of rights will be to receive the redemption price. The Company’s Board of Directors may adjust the redemption price if we declare a stock split or issue a stock dividend on our common stock.
Exchange. After the later of the distribution date and the date of our first public announcement that a person or group has become an acquiring person, but before any person beneficially owns 50% or more of our outstanding common shares, our Board of Directors may exchange each right (other than rights that have become void) for one common share or an equivalent security.
Anti-Dilution Provisions. Our Board of Directors may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or our common shares. No adjustments to the purchase price of less than 1% will be made.
Amendments. Before the time that the rights cease to be redeemable, our Board of Directors may amend or supplement the Rights Agreement without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.001 per right. At any time thereafter, our Board of Directors may amend or supplement the Rights Agreement only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Agreement, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable. The limitations on the ability of the Company’s Board of Directors to amend the Rights Agreement does not affect the power or ability of the Company’s Board of Directors to take any other action that is consistent with its fiduciary duties, including without limitation accelerating or extending the expiration date of the rights, making any amendment to the Rights Agreement that is permitted by the Rights Agreement or adopting a new Rights Agreement with such terms as our Board of Directors determines in its sole discretion to be appropriate.
No Rights as Stockholder. Until a right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.
Miscellaneous. The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.
* * *
C-2

COOPER-STANDARD HOLDINGS INC. ATTN: JOANNA M. TOTSKY 40300 Traditions Drive Northville, Michigan, 48168

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions, your questions to management and your request for electronic delivery of proxy materials up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CPS2023

You will be able to attend and vote at the Annual Meeting via the Internet by visiting the website referenced right above. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
COOPER-STANDARD HOLDINGS INC.
The Board of Directors recommends you vote FOR the listed nominees.
1.	Election of Directors	For	Against	Abstain	The Board of Directors recommends you vote FOR Proposal 2.		For	Against	Abstain
	1a. John G. Boss	☐	☐	☐	2.	Advisory Vote on Named Executive Officer Compensation.	☐	☐	☐
	1b. Jeffrey S. Edwards	☐	☐	☐	The Board of Directors recommends you vote 1 YEAR on Proposal 3.		1 Year	2 Years	3 Years	Abstain
	1c. Richard J. Freeland	☐	☐	☐	3.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	☐	☐	☐	☐
	1d. Adriana E. Macouzet-Flores	☐	☐	☐	The Board of Directors recommends you vote FOR Proposals 4, 5 and 6.		For	Against	Abstain
	1e. David J. Mastrocola	☐	☐	☐	4.	Ratification of Appointment of Independent Registered Public Accounting Firm.	☐	☐	☐
	1f. Christine M. Moore	☐	☐	☐	5.	Approval of the Cooper-Standard Holdings Inc. Amended and Restated 2021 Omnibus Incentive Plan	☐	☐	☐
	1g. Robert J. Remenar	☐	☐	☐
	1h. Sonya F. Sepahban	☐	☐	☐	6	Ratification of the Company’s Section 382 Rights Agreement, dated as of November 7, 2022, between the Company and Broadridge Corporate Issuer Solutions, Inc.	☐	☐	☐
	1i. Thomas W. Sidlik	☐	☐	☐
	1j. Stephen A. Van Oss	☐	☐	☐	NOTE: Conduct such other business as may properly come before the meeting or any adjournment thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at www.proxyvote.com

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COOPER-STANDARD HOLDINGS INC.
Annual Meeting of Stockholders
May 18, 2023 9:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jeffrey S. Edwards and Joanna M. Totsky, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of COOPER-STANDARD HOLDINGS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on May 18, 2023, at www.virtualshareholdermeeting.com/CPS2023, and any adjournment or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side